As filed with the Securities and Exchange Commission on March 10, 2011

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08685

Rochdale Investment Trust

(Exact name of Registrant as specified in charter)

570 Lexington Avenue New York, NY 10022-6837

(Address of principal executive offices) (Zip code)

Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022-6837

(Name and address of agent for service)

800-245-9888

Registrant’s telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1. Reports to Stockholders.

1

ROCHDALE

INVESTMENT TRUST

Rochdale Large Growth Portfolio

Rochdale Large Value Portfolio

Rochdale Mid/Small Growth Portfolio

Rochdale Mid/Small Value Portfolio

Rochdale Dividend & Income Portfolio

Rochdale Intermediate Fixed Income Portfolio

Rochdale Fixed Income Opportunities Portfolio

Annual Report

December 31, 2010

ROCHDALE INVESTMENT TRUST

Rochdale Funds Annual Report

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Rochdale Investment Trust.

Past performance is not a guarantee of future results. Due to market volatility, fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Share price and returns will fluctuate, and investors may have a gain or loss when they redeem shares. Statements and other information in this report are dated and are subject to change.

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Rochdale Funds Annual Report

February 28, 2011

Dear Fellow Shareholders:

We would like to share the performance of the Rochdale Funds (“Funds”) for the year ended December 31, 2010. For the second straight year, nearly all financial markets registered very strong returns as the U.S. economy continued to improve and corporation profitability remained high. Indeed, despite concerns over issues like the European Debt crisis that upset markets earlier in the year, economic growth and market returns managed to exceed even our optimistic expectations. The U.S. economy reached a notable milestone last quarter with real GDP achieving an all time level. Likewise, consumer spending, exports and corporate earnings have now exceeded previous levels, and business capital spending is closing in on this mark. The implication is that economic recovery has now given way to a full expansion, with the momentum behind this upturn more self-reinforcing and sustainable.

For 2010, we are very pleased with the strong positive performance generated across all Rochdale Funds. Throughout the year, Rochdale maintained its rigorous fundamental approach which led, in most cases, to our Funds outperforming their respective benchmarks. Despite short term market swings, our focus remained on investing in fundamentally based high quality companies at attractive valuations. This helped us to take advantage of buying opportunities in our equity portfolios when, for example, European sovereign debt concerns caused price declines in the spring.

Looking forward, we are increasingly confident that economic growth will find even greater traction in 2011 and have positioned our portfolios accordingly. We believe the key forces driving equity prices higher will remain in place. Monetary and fiscal stimulus, low inflation, reasonable valuations and strong profit growth should all continue to provide a good environment for positive equity market performance.

In addition, many of our Funds’ best performers have benefited directly or indirectly from growth in developing economies, and we continue to position our portfolios to benefit from the faster growth rates anticipated outside of

Broad Market Index Performance For the Year Ended December 31, 2010
Index	Total Return
S&P 500	15.06%
S&P MIDCAP 400	26.64%
S&P SMALLCAP 600	26.31%
NASDAQ COMPOSITE	16.91%
MSCI AC WORLD EX USA	13.21%
BARCLAYS AGGREGATE BOND	6.54%
Source: FactSet

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888. Total returns do not reflect sales charges, which, when applied, would lower returns.

As with all investments there are inherent risks. Applicable risks include, but are not limited to, market risk, unexpected volatility of stock prices, inflation risk, credit risk, and government policy risk. High yield investments carry a greater degree of risk and the utilization of leverage and short sale transactions may increase these risks. Investing in small and medium-size companies may carry additional risks such as limited liquidity and increased volatility. Investing in international markets carries risks such as currency fluctuation, interest rate fluctuation, regulatory risks, economic and political instability.

An investor should consider carefully the Fund’s investment objectives, risks, charges and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888, or visiting www.rochdale.com. Please read it carefully before investing. RIM Securities LLC is the affiliated broker dealer for Rochdale Investment Management LLC, 570 Lexington Avenue, New York, NY 10022.

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the U.S. Importantly for investors, strong global demand should help U.S. companies continue to return record profit levels in 2011 as ongoing productivity enhancements are joined with improving sales growth from accelerating domestic economic activity.

Overall, we have reached what is historically the most resilient point in the economic cycle where the self-reinforcing process of expansion in different sub-sectors of the economy appears to have become entrenched. Though we continue to closely monitor issues like the European sovereign debt crisis, emerging market policy tightening, and increasing U.S. deficit/debt levels, none of these risks have presently reached a level of concern that we believe could derail growth or corporate earnings prospects. Indeed, the expansion phase is usually the longest and best part of the economic upcycle and stock prices almost always go up during this period. Shareholders can be confident that our time tested investment process and team of trained Fund managers will enable us to continue to take advantage of the opportunities our positive outlook presents in the year ahead.

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Rochdale Large Growth Portfolio

The Large Growth Portfolio invests primarily in large U.S. companies within growth industries such as technology, industrials, and consumer services. Growth industries typically exhibit stronger earnings growth with relatively higher price-to-earnings ratios than their value counterparts. During the year ended December 31, 2010, Rochdale’s Large Growth Portfolio returned 21.79%, outperforming the S&P 500 / Citi Growth benchmark’s 15.05% by 6.74%.

U.S. stocks delivered strong gains in 2010, propelled by improving economic growth, and most importantly, very strong corporate profitability. The Large Cap Growth Fund significantly outperformed the benchmark by appropriately overweighting industries such as industrials, retailing, materials, consumer durables, and underweighting health care, utilities, telecom, and consumer staples.

For 2011, we have positioned our Portfolio in industries that will benefit from sustained cyclical U.S. economic expansion such as industrials, consumer durables, media, and info tech that will benefit from sustained cyclical U.S. economic expansion. Our investment strategy is to achieve sustained steady returns in the growth universe through stock selection that is focused on acquiring high quality and rising market share companies, with long-term predictable revenue streams and reliable earnings growth at attractive valuations. Accordingly, the Large Growth Portfolio’s holdings are valued at 15 times forward earnings compared to 16 times for the benchmark while at the same time, earnings for the companies held in the Fund are expected to grow on average 13.5% in the long-term, better than the benchmark’s 12%.

Large Growth Portfolio: Top Ten Holdings as of December 31, 2010
Company	Percent of Net Assets
Cummins Inc.	4.93%
ENSCO International Plc — ADR	3.17%
EMC Corp.	3.04%
Ingersoll-Rand Plc — Class A	2.98%
Cliffs Natural Resources Inc.	2.82%
Autodesk, Inc.	2.80%
Lam Research Corp.	2.68%
Adobe Systems Inc.	2.48%
Lincoln National Corp.	2.40%
ABB Ltd. — ADR	2.32%

The unsubsidized total annual fund operating expense ratio for the Rochdale Large Growth Portfolio, inception date 12/31/1999, is 1.52%. Returns for the periods ended December 31, 2010 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: 21.79%, 1.97% and -0.39%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: 14.82%, 0.77% and -0.98%, respectively.

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Rochdale Large Value Portfolio

The Large Value Portfolio invests primarily in select large U.S. companies across economically cyclical industries including energy, financials, and telecommunications. Value industries typically experience cyclical revenues and earnings and possess lower price-to-earnings ratios than their growth counterparts. During the year ended December 31, 2010, the Large Value Portfolio returned 21.32%, outperforming the S&P 500 / Citi Value benchmark’s 15.10% by 6.22%.

U.S. equity markets finished strong in 2010 with major economic indicators pointed to accelerating growth. All sectors posted positive returns for the year, with industrial, consumer discretionary, energy, and material stocks leading the performance.

The Large Cap Value Fund outperformed the benchmark by appropriately overweighting industries such as industrials and materials, and underweighting health care, utilities, diversified financials, and consumer staples.

For 2011, we have positioned our Portfolio to take advantage of a sustained U.S. economic expansion. Our industry and stock selection remains dedicated to acquiring high quality and rising market share companies, at reasonable prices, that can sustain revenue growth and generate solid profit in industries that will benefit from cyclical recovery such as industrials, consumer durables, media, and materials.

The Large Cap Value Fund is focused on investment in companies that have strong cash flow, good earnings visibility and growth prospects. Moreover, our strategy is to own fundamentally solid companies at reasonable valuations relative to their expected earnings growth. For example, while our Large Value Portfolio’s holdings are valued at the same 13 times forward earnings multiple as the benchmark, the long term 11.7% earnings growth expectation for the companies held in the Fund is much higher than the benchmark’s 9% expected growth rate. Likewise, companies in the Fund also have higher average net profit margin of 11.5% than the 9.5% for the companies in benchmark.

Large Value Portfolio: Top Ten Holdings as of December 31, 2010
Company	Percent of Net Assets
Lincoln National Corp.	3.80%
Fifth Third Bancorp	3.56%
Cliffs Natural Resources Inc.	3.41%
Cummins Inc.	3.18%
CSX Corp.	2.90%
Snap-on Inc.	2.89%
Itau Unibanco Holding SA — ADR	2.52%
Caterpillar Inc.	2.49%
Deere & Co.	2.45%
EMC Corp.	2.40%

The unsubsidized total annual fund operating expense ratio for the Rochdale Large Value Portfolio, inception date 12/31/1999, is 1.50%. Returns for the periods ended December 31, 2010 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: 21.32%, -0.52% and 0.25%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: 14.33%, -1.69% and -0.34%, respectively.

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Rochdale Mid/Small Growth Portfolio

The Mid/Small Growth Portfolio invests primarily in medium and small-size companies listed in the U.S. across industries such as Energy, Capital Goods, Materials, Retailing and Software & Services. During the year ended December 31, 2010, Rochdale’s Mid/Small Growth Portfolio returned 23.00% as compared to the S&P / Citi 1000 Growth which returned 29.78%.

We were very pleased with the significant absolute return the Fund generated for the year. Performance benefited considerably from our industry group selection, including an overweighting in Energy, Capital Goods and Materials sectors and underweighting Health Care and Real Estate. However, stock selection for companies generating a significant percentage of their revenues from emerging markets led to a drag on overall performance. In fact, despite having very attractive earnings growth and valuations, companies generating revenues in China and Brazil accounted for nearly half of the underperformance for the year. On occasion, our valued long term disciplined approach to investing results in a year when performance does not keep up with the benchmarks. Nevertheless, we remain pleased with our company selection on a fundamental basis and expect them to be rewarded with strong results in 2011.

For 2011, we are invested in sectors and companies that we believe will generate higher than expected growth in revenues and earnings, have a strong balance sheet, and are at low valuations. We believe that the emerging economies will start to experience deceleration in growth rate given high inflation and monetary tightening, over the next few months. We will be underweight companies with high exposure to those economies. While we are continuing to monitor our existing portfolio, we are looking for names in the developed markets vs. emerging markets. We like the Capital Goods, Engineering & Construction, Energy Services and Technology sector.

Our belief is that picking reasonably valued companies that are delivering higher than average profitability, is a prudent approach to outperforming in the long run. At year end, the Mid/Small Growth Portfolio’s forward price to earnings ratio was 13.72 as compared to 19.54 for the benchmark. The ROE for the Fund was approximately 20% while the benchmark was at 16.09%. The beta of the Fund was 1.28 vs. the benchmark at 1.18. We believe that we are in a bull market post financial crisis, hence picking high beta stocks should lead to above-average returns.

Mid/Small Growth Portfolio: Top Ten Holdings as of December 31, 2010
Company	Percent of Net Assets
United Rentals, Inc.	3.43%
Albemarle Corp.	3.40%
LKQ Corp.	3.13%
FMC Corp.	3.13%
Zhongpin Inc.	3.11%
ArvinMeritor, Inc.	2.96%
Genpact Limited	2.93%
EZCORP, Inc. — Class A	2.92%
Pride International, Inc.	2.75%
Yongye International, Inc.	2.67%

The unsubsidized total annual fund operating expense ratio for the Rochdale Mid/Small Growth Portfolio, inception date 12/31/1999, is 1.59%. Returns for the periods ended December 31, 2010 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: 23.00%, 0.32% and 2.48%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: 15.92%, -0.86% and 1.88%, respectively.

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Rochdale Mid/Small Value Portfolio

The Mid/Small Value Portfolio invests primarily in medium and small-sized U.S. companies across value industries including Capital Goods, Materials, Autos and Banks. During the year ended December 31, 2010, Rochdale’s Mid/Small Value Portfolio returned 16.28% as compared to the S&P / Citi 1000 Value which returned 23.39%.

We were very pleased with the significant absolute return the Fund generated for the year. Performance benefited substantially from our overweight in the Auto sector that experienced stellar performance as companies saw demand return. Our stock selection in the Bank sector also contributed positively to returns. Relative underperformance was due to a few stock selections that had strong fundamentals but have not yet fully participated in the upward market trend. On occasion, our valued long term disciplined approach to investing results in a year when performance does not keep up with the benchmarks. Nevertheless, we remain pleased with our company selection and expect them to generate strong results in 2011.

For 2011, our focus remains on companies with good earnings prospects that are trading at reasonable valuation. In keeping with our outlook of an improving and sustainable cyclical expansion, we anticipate maintaining exposure to Capital Goods and Energy and increasing weight to Technology. We have also positioned the Portfolio into reasonably valued stocks with high ROE. On average, the forward PE of the Portfolio is 13.54 as compared to the benchmark value of 16.57. Additionally, the average Return on Equity (ROE) is 13.93% for the Portfolio as compared to the benchmark’s 8.46%.

Mid/Small Value Portfolio: Top Ten Holdings as of December 31, 2010
Company	Percent of Net Assets
BorgWarner, Inc.	3.68%
Shaw Group Inc./The	3.11%
EnerSys	3.02%
Gulf Resources Inc.	3.00%
Aercap Holdings NV	2.90%
Universal Travel Group	2.88%
Tenneco Inc.	2.87%
Plantronics, Inc.	2.80%
Wabtec Corp.	2.79%
Quanta Services, Inc.	2.71%

The unsubsidized total annual fund operating expense ratio for the Rochdale Mid/Small Value Portfolio, inception date 12/31/1999, is 1.62%. Returns for the periods ended December 31, 2010 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: 16.28%, -1.30% and 4.60%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: 9.61%, -2.47% and 3.99%, respectively.

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Rochdale Dividend & Income Portfolio

The Dividend & Income Portfolio seeks to provide significant dividend income and, secondarily, moderate long-term capital appreciation, through investment primarily in high dividend common stocks and other high yielding securities of companies that have exhibited stable dividend history, potential for dividend growth, strong financial condition, and reasonable valuation.

For the full year, the Fund was up 17.48% vs. a positive 18.32% in the Dow Jones Select Dividend Index, and a positive 15.04% return in the Lipper Equity Index category. The Fund was helped by our pipeline and propane MLP holdings and with our REIT holdings. Despite concerns over European sovereign debt among other issues that negatively effected markets early in the year, we appropriately positioned the Fund throughout the 12 month period to take advantage of improving economic growth and continued corporate profit strength. As a result, we were able to capture excellent total returns that amply beat most of our market benchmarks. Additionally, the Fund continued on as a Lipper leader for the Preservation category which has been notable through both positive and negative markets. The Dow Jones Select Dividend Index was helped by the inclusion of several low yielding cyclical industrial and banking names that the Fund does not own. Although these investments had a strong rebound in 2010, we feel that they do not offer us adequate yield and expose our shareholders to relatively high levels of potential volatility.

For the upcoming year, our focus continues to be on seeking quality companies at attractive valuations driven by stable cash flows that can support an attractive dividend yield. Importantly, we are of the view that the economic recovery has transitioned into a solid, self sustaining expansion. If so, stronger growth should translate into increased operating cash flow growth for our invested companies and help support higher dividend growth over time. This should help provide some hedge against potentially higher interest rates and inflation. Additionally, as our companies grow their earnings with an improvement in the economy, we believe that the total returns we achieve will be positively influenced.

For the full year, the Fund paid total dividends of $1.04, an amount equal to $.26 each quarter. Overall, we continue to focus strongly on the stability of each company’s dividend and in the potential growth of the dividend over time. Though we are mindful of what hurdles may lie ahead and are poised to act defensively in the event that the economy or our companies take a turn for the worse, we feel increased optimism for our companies to maintain and increase their dividends. We continue to feel that there are attractive investments in our universe of high dividend stocks, especially in light of a better economy, positive equity markets, and stronger credit markets.

Dividend & Income Portfolio: Top Ten Holdings as of December 31, 2010
Company	Percent of Net Assets
McDonald’s Corp.	3.04%
Philip Morris International Inc.	2.48%
Occidental Petroleum Corp.	2.36%
Bristol-Myers Squibb Co.	2.31%
Mattel, Inc.	2.16%
CommonWealth REIT	2.08%
Windstream Corp.	2.05%
Procter & Gamble Co./The	2.05%
Nationwide Health Properties, Inc.	2.00%
Vector Group Ltd.	1.97%

The unsubsidized total annual fund operating expense ratio for the Rochdale Dividend & Income Portfolio, inception date 6/1/1999, is 1.52%. Returns for the periods ended December 31, 2010 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: 17.48%, 5.69% and 2.27%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: 10.71%, 4.45% and 1.67%, respectively.

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Rochdale Intermediate Fixed Income Portfolio

The Intermediate Fixed Income Portfolio invests primarily in debt obligations of government and corporate issuers, with the goal of providing current income and secondarily, capital appreciation. For 2010, the Fund solidly outperformed the Barclays Capital Intermediate Government/Credit Bond Index by 112 bps (+7.01% total return vs. the index total return of 5.89%).

The fixed income market provided strong positive returns in 2010. While concerns the European debt crisis and other issues drove up investors’ risk aversion early in the year, improving economic growth along with rollout of the Fed’s second quantitative easing program and the federal budget compromise, steepened the yield curve significantly and caused credit spreads to narrow by the fourth quarter. By positioning the Fund’s duration slightly below the index, we were able to reduce the Fund’s sensitivity to the volatile interest rates. In addition, our focus on capturing credit spreads through fundamental research helped the Fund (overweighed in corporate bonds relative to the index) outperform the index.

We continue to believe that the Federal Reserve will keep the Fed funds rate low through 2011. The Fed’s expanded balance sheet means that the Fed can tighten, if it needs to, without raising rates by shrinking its balance sheet first, which will likely result in the yield curve staying steep for the rest of 2011. The improved U.S. economic outlook will likely help in keeping credit spreads low. Nevertheless, we are watching the fixed income market in 2011 as concerns about U.S. government’s large budget deficit and the European debt crisis will likely continue to dominate the headlines.

Intermediate Fixed Income Portfolio: Top Ten Holdings as of December 31, 2010
Company	Percent of Net Assets
Federal Home Loan Mortgage Corporation	5.54%
Bank of America Corp.	4.76%
General Electric Capital Corp.	3.99%
Xstrata Canada Corp.	2.72%
Goldman Sachs Group, Inc.	2.47%
Federal Home Loan Bank	2.32%
Morgan Stanley	1.91%
JP Morgan Chase & Co.	1.79%
HCP, Inc.	1.59%
Simon Property Group LP	1.48%

The unsubsidized total annual fund operating expense ratio for the Rochdale Intermediate Fixed Income Portfolio, inception date 12/31/1999, is 1.24%. Returns for the periods ended December 31, 2010 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year, 5-year and 10-year: 7.01%, 4.06% and 4.92%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year, 5-year and 10-year: 0.87%, 2.84% and 4.31%, respectively.

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Rochdale Fixed Income Opportunities Portfolio

The Rochdale Fixed Income Opportunities Portfolio seeks to provide a higher level of current income than traditional fixed income funds, along with the potential for some capital appreciation through a focus on high yield bonds and senior secured bank loans. For the year ended December 31, 2010, the Portfolio returned 11.10%, versus the benchmark Barclay’s Capital U.S. High Yield Corporate Bond Index return of 15.12% and the benchmark CSFB Leveraged Loan Index return of 9.97%. This performance was good when considering our portfolio is allocated about equally between high yield bonds and bank loans.

The high yield market closed out 2010 on a very strong note generating both strong absolute and relative performance during the fourth quarter. While the total returns for most high quality bonds were negatively impacted by the substantial increase in interest rates in the U.S. Treasury market, high yield bonds were able to absorb the increase in interest rates as credit spreads tightened. Positive fundamentals at bank loan issuers also led to a narrowing of spreads and contributed to a solidly positive return for the Fund.

Our research process is fundamentally driven, seeking strong relative value risk return opportunities. In today’s market we seek to sell higher quality low yielding interest rate sensitive securities and also sell lower quality semi distressed names that have appreciated substantially in the current rally. With these proceeds, our strategy is to buy the broad middle of the market characterized by companies whose credit profile is improving along with improving economic conditions.

Although we are mindful that the economy faces some challenges from leveraged consumers, governments and banks, elevated unemployment and the questionable strength of U.S. trading partners, we believe that the economy will continue to grow at a moderate sustainable pace. Because issuers’ balance sheets are in relatively good shape, we expect that high yield bonds and bank loans to earn at least their coupon in the next few quarters. Furthermore, strong corporate earnings continue to drive improved creditworthiness of high yield issuers which should lead to tighter yield spreads and some capital appreciation in the high yield market.

The unsubsidized total annual fund operating expense ratio for the Rochdale Fixed Income Opportunities Portfolio, inception date 7/1/2009, is 1.23%. Returns for the periods ended December 31, 2010 are as follows: Average Annualized Total Return at NAV (Net Asset Value) for 1-year and since inception: 11.10% and 13.32%, respectively. Average Annualized Total Return at POP (Public Offering Price, reflecting maximum front end sales charge of 5.75%) for 1-year and since inception: 4.71% and 8.92%, respectively.

Fixed Income Opportunities Portfolio: Top Ten Holdings as of December 31, 2010
Company	Percent of Net Assets
Obsidian Natural Gas Trust (Loan)	1.11%
CIT Group, Inc. (Bond)	1.10%
Intelsat Jackson Holdings (Loan)	0.98%
HCA Inc. (Bond)	0.86%
NDS Group Plc (Loan)	0.79%
Village Roadshow Films, Ltd. (Loan)	0.72%
Clear Channel Communications, Inc. (Loan)	0.70%
TXU Energy Co. LLC (Loan)	0.67%
MEG Energy Corp. (Loan)	0.66%
Novelis Inc. (Loan)	0.62%

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Thank you for your investment in Rochdale Funds. We take our responsibility as stewards of clients’ wealth seriously, and we appreciate you making the Rochdale Funds a part of your investment portfolio. For more frequent updates, please call us at 1-800-245-9888.

Sincerely,

Carl Acebes

Garrett R. D’Alessandro, CFA, CAIA, AIF®

David J. Abella, CFA

Fang Zhou, CFA

Portfolio Managers

Important Disclosures

Valuation data was derived from FactSet.

Unsubsidized total annual fund operating expense ratios shown are based on the 4/30/10 Rochdale Investment Trust Prospectus Report.

THESE STOCKS LISTED HEREIN ARE NOT STOCK RECOMMENDATIONS AND SHOULD NOT BE USED AS SUCH.

Index Definitions

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Funds’ performance.

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. Companies.

The Standard & Poor’s (S&P) MidCap 400 Index represents 400 medium-size U.S. companies.

The Standard & Poor’s (S&P) SmallCap 600 Index represents 600 small U.S. companies.

The NASDAQ Composite Index is the broadest measure of over-the-counter trading; this weighted index includes all of the approximately 4000 issues that trade on the NASDAQ system.

The Credit Suisse First Boston (CSFB) Leveraged Loan Index is designed to mirror the investible universe of the $U.S.-denominated leverage loan market.

The MSCI AC World Ex USA (Morgan Stanley All Country excluding USA) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.

The Barclays Capital Aggregate Bond Index is comprised of U.S. government, mortgage-backed, asset-backed, and corporate fixed income securities with maturities of one year or more.

The Barclay’s Capital Intermediate Government/Credit Bond Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from 1 to 10 years.

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The Barclays Capital U.S. High Yield Corporate Bond Index covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market and includes securities with ratings by Moody’s, Fitch and S&P of Ba1/BB+/BB+ or below.

The S&P 500/Citigroup Value Index, together with the S&P 500/Citigroup Growth Index, contains the full market cap of the S&P 500, with some overlap. Constituents of the Value index score higher on value versus growth factors, based on the S&P/Citigroup multi-factor methodology.

The S&P 500/Citigroup Growth Index, together with the S&P 500/Citigroup Value Index, contains the full market cap of the S&P 500, with some overlap. Constituents of the Growth index score higher on growth versus value factors, based on the S&P/Citigroup multi-factor methodology.

The Standard & Poor’s (S&P) 1000 Index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth and Value indices are market cap weighted and contain the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

Lipper indices track the total return performance of the 30 largest funds within the respective Lipper category.

The Dow Jones Select Dividend Index measures the performance of 100 leading U.S. dividend-paying companies.

Investing involves risk including the potential loss of principal. There is no guarantee that a diversified portfolio will outperform a non-diversified portfolio in any given market environment. No investment strategy, such as asset allocation, can guarantee a profit or protect against loss in periods of declining values. Past performance is no guarantee of future results. Please note that individual situations can vary. Therefore, the information presented here should only be relied upon when coordinated with individual professional advice.

The asset classes listed involve contrasting risk factors.

Cash-equivalent investments have fluctuated the least and have been relatively stable.

In general, the bond market is volatile as prices rise when interest rates fall and vice versa. This effect is usually pronounced for longer-term securities. Any fixed income security sold or redeemed prior to maturity may be subject to a substantial gain or loss.

The investor should note that vehicles that invest in lower-rated debt securities (commonly referred to as junk bonds) involve additional risks because of the lower credit quality of the securities in the portfolio. The investor should be aware of the possible higher level of volatility, and increased risk of default.

Indexes are unmanaged and investors are not able to invest directly into any index.

International investing involves special risks including greater economic and political instability, as well as currency fluctuation risks, which may be even greater in emerging markets.

Investments in stocks of small companies involve additional risks. Smaller companies typically have a higher risk of failure, and are not as well established as larger blue-chip companies. Historically, smaller-company stocks have experienced a greater degree of market volatility than the overall market average.

Certain information may be based on information received from sources Rochdale Investment Management considers reliable; Rochdale Investment Management does not represent that such information is accurate or complete. Certain statements contained herein may constitute “projections,” “forecasts” and other “forward-looking statements” which do not reflect actual results and are based primarily upon applying retroactively a hypothetical set of assumptions to certain historical financial information. Any opinions, projections, forecasts and forward-looking statements presented herein are valid only as of the date of this document and are subject to change.

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	Average Annual Total Return Period Ended December 31, 2010
	One Year	Three Years		Five Years	Ten Years
Rochdale Large Growth Portfolio
Return at NAV(1)	21.79%	(2.45%	)	1.97%	(0.39%	)
Return at POP(2)	14.82%	(4.36%	)	0.77%	(0.98%	)

S&P 500/Citigroup Growth Index	15.05%	(0.50%	)	3.60%	0.99%
Lipper Large-Cap Growth Category Average	14.81%	(2.59%	)	2.48%	(0.23%	)

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Growth Index is market cap weighted and contains the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper Large-Cap Growth consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Funds typically have above-average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-share growth value, compared to the S&P 500 Index. As of December 31, 2010, the category consists of 858, 754, 635 and 385 funds for the one-, three-, five- and ten-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2010
	One Year	Three Years		Five Years		Ten Years
Rochdale Large Value Portfolio
Return at NAV(1)	21.32%	(7.45%	)	(0.52%	)	0.25%
Return at POP(2)	14.33%	(9.26%	)	(1.69%	)	(0.34%	)

S&P 500/Citigroup Value Index	15.10%	(5.36%	)	0.87%		1.65%
Lipper Large-Cap Value Category Average	12.98%	(4.42%	)	0.87%		2.60%

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor’s (S&P) 500 Index represents 500 large U.S. companies. The S&P 500/Citigroup Value Index is market cap weighted and contains the full market cap of the S&P 500, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper Large-Cap Value consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s USDE large-cap floor. Funds typically have below average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-share growth value, compared to the S&P 500 Index. As of December 31, 2010, the category consists of 465, 424, 366 and 200 funds for the one-, three-, five- and ten-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2010
	One Year	Three Years		Five Years		Ten Years
Rochdale Mid/Small Growth Portfolio
Return at NAV(1)	23.00%	(2.92%	)	0.32%		2.48%
Return at POP(2)	15.92%	(4.81%	)	(0.86%	)	1.88%

S&P 1000/Citigroup Growth Index	29.78%	4.21%		6.14%		7.06%
Lipper Mid-Cap Growth Category Average	25.87%	(0.52%	)	4.67%		3.01%

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor's (S&P) 1000 index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Growth index is market cap weighted and contains the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper Mid-Cap Growth consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's USDE large-cap floor. Funds typically have above-average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-growth value, compared to the S&P Mid-Cap 400 Index. As of December 31, 2010, the category consists of 423, 387, 330 and 207 funds for the one-, three-, five- and ten-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2010
	One Year	Three Years		Five Years		Ten Years
Rochdale Mid/Small Value Portfolio
Return at NAV(1)	16.28%	(5.88%	)	(1.30%	)	4.60%
Return at POP(2)	9.61%	(7.72%	)	(2.47%	)	3.99%

S&P 1000/Citigroup Value Index	23.39%	2.39%		4.49%		7.41%
Lipper Mid-Cap Value Category Average	22.31%	1.08%		3.85%		7.46%

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Standard & Poor’s (S&P) 1000 index represents 400 medium-size and 600 small U.S. companies. The S&P 1000/Citigroup Value index is market cap weighted and contains the full market cap of the S&P 1000, with some overlap. Constituents are based on the S&P/Citigroup multi-factor methodology and are classified as growth, value, or a mix of growth and value.

The comparative market indices are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund's performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper Mid-Cap Value consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE large-cap floor. Funds typically have below average price-to-earnings ratios, price-to-book ratios, and three-year sales-per-growth value, compared to the S&P Mid-Cap 400 Index. As of December 31, 2010, the category consists of 167, 146, 114 and 44 funds for the one-, three-, five- and ten-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2010
	One Year	Three Years		Five Years	Ten Years
Rochdale Dividend & Income Portfolio
Return at NAV(1)	17.48%	1.96%		5.69%	2.27%
Return at POP(2)	10.71%	(0.03%	)	4.45%	1.67%

S&P 500 Index	15.06%	(2.86%	)	2.29%	1.41%
Dow Jones Select Dividend Index	18.32%	(3.18%	)	0.58%	5.96%
Lipper Equity Income Category Average	15.04%	(2.07%	)	3.08%	3.48%

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The S&P 500 Index measures the performance of 500 of the largest U.S. Companies based on total market capitalization, which represents approximately 75% of the investable U.S. equity market. The S&P 500 is a leading indicator of the U.S. equity markets and is often used as a proxy for U.S. market returns and performance.

The Dow Jones Select Dividend Index measures the performance of 100 leading U.S. dividend-paying companies.

The comparative market indicies are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper Equity Income consists of funds that seek relatively high current income and growth of income by investing at least 65% of their portfolio in dividend-paying equity securities. These funds’ gross or net yield must be at least 125% of the average gross or net yield of the U.S. diversified equity fund universe. As of December 31, 2010, the category consists of 281, 243, 198 and 107 funds for the one-, three-, five- and ten-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Prior to 6/27/03, the Rochdale Dividend & Income Portfolio invested as the Rochdale Alpha Portfolio, with a different investment objective and an aggressive mid- and small-cap strategy.

ROCHDALE INVESTMENT TRUST

	Average Annual Total Return Period Ended December 31, 2010
	One Year	Three Years	Five Years	Ten Years
Rochdale Intermediate Fixed Income Portfolio
Return at NAV(1)	7.01%	3.75%	4.06%	4.92%
Return at POP(2)	0.87%	1.73%	2.84%	4.31%

Barclays Capital Intermediate Government/Credit Bond Index	5.89%	5.40%	5.53%	5.51%
Lipper Intermediate Investment Grade Category Average	7.74%	5.52%	5.18%	5.34%

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Barclays Capital Intermediate Government/Credit Bond Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from one to ten years, representing securities in the intermediate maturity range of the Barclays Capital Government/Credit Bond Index.

The comparative market indicies are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper Intermediate Investment Grade consists of funds that invest in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. As of December 31, 2010, the category consists of 567, 482, 390 and 257 funds for the one-, three-, five- and ten-year periods, respectively.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

ROCHDALE INVESTMENT TRUST

	One Year	Average Annual Total Return Since Inception Through December 31, 2010
Rochdale Fixed Income Opportunities Portfolio
Return at NAV(1)	11.10%	13.32%
Return at POP(2)	4.71%	8.92%

CSFB Leveraged Loan Index	7.67%	14.80%
Barclays Capital Aggregate Bond Index	6.54%	7.01%
Barclays Capital U.S. High Yield Corporate Bond Index	15.12%	24.66%
Lipper High Current Yield Category Average	14.24%	N/A

(1)	NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(2)	POP (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

The Credit Suisse First Boston Leveraged Loan Index is designed to mirror the investible universe of the $U.S.-denominated leverage loan market.

The Barclays Capital Aggregate Bond Index is comprised of U.S. Government, mortgage-backed, asset-backed, and corporate fixed income securities with maturities of one-year or more.

The Barclays Capital U.S. High-Yield Corporate Bond Index covers the U.S.-dollar denominated, non-investment grade, fixed-rate, taxable corporate bond market and includes securities with ratings by Moody’s, Fitch and S&P of Ba1/BB+/BB+ or below.

The comparative market indicies are not directly investable and are not adjusted to reflect expenses that the SEC requires to be reflected in the Fund’s performance. The returns shown in the table above reflect reinvestment of dividends in additional Fund shares. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Lipper categories are based on classifications by Lipper Inc., and are not directly investable.

Lipper High Current Yield Funds consist of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. As of December 31, 2010, the category consists of 485 funds for the one year period.

Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Rochdale Fixed Income Opportunities Portfolio began investing in portfolio securities, pursuant to its investment guidelines, on July 1, 2009.

N/A – not available.

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Portfolios, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 07/01/10 to 12/31/10.

Actual Expenses

The information in the tables under the headings “Actual Performance” provides actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC the Portfolio’s transfer agent. If you request that a redemption be made by a wire transfer, currently a $15.00 fee is charged by the Portfolio’s transfer agent. The example includes, but is not limited to, management, distribution, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses or the indirect costs associated with a Portfolio’s investment companies. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your Portfolio, in the row entitled “Expenses Paid during Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the tables under the headings “Hypothetical Performance (5% return before expenses)” provides hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the headings “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Large Growth Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,347.00	$1,018.75
Expenses Paid during Period*	$7.57	$6.51

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.28%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

ROCHDALE INVESTMENT TRUST

EXPENSE EXAMPLE (Unaudited), Continued

Large Value Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,309.00	$1,018.65
Expenses Paid during Period*	$7.57	$6.61

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Mid/Small Growth Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,333.50	$1,018.50
Expenses Paid during Period*	$7.82	$6.77

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Mid/Small Value Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,252.40	$1,018.40
Expenses Paid during Period*	$7.66	$6.87

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Dividend & Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,180.60	$1,018.50
Expenses Paid during Period*	$7.31	$6.77

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.33%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Intermediate Fixed Income Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,026.00	$1,019.41
Expenses Paid during Period*	$5.87	$5.85

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

Fixed Income Opportunities Portfolio	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value (07/01/10)	$1,000.00	$1,000.00
Ending Account Value (12/31/10)	$1,082.30	$1,019.31
Expenses Paid during Period*	$6.14	$5.96

*	Expenses are equal to the Portfolio’s annualized expense ratio of 1.17%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six-month period).

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010

Shares		Value

COMMON STOCKS: 99.0%
CONSUMER DISCRETIONARY: 15.4%
4,000	Amazon.com, Inc. (a)	$720,000
11,500	Best Buy Co., Inc.	394,335
15,000	Big Lots, Inc. (a)	456,900
22,000	CBS Corp. - Class B	419,100
60,000	China Dredging Group Ltd. (a)(c)(e)(f)
	(Acquired 10/27/10, Aggregate Cost $300,000)	300,000
15,000	DISH Network Corp. - Class A (a)	294,900
26,000	D.R. Horton, Inc.	310,180
6,100	Genuine Parts Co.	313,174
25,000	Goodyear Tire & Rubber Co./The (a)	296,250
17,000	Lennar Corp. - Class A (b)	318,750
20,000	Newell Rubbermaid Inc.	363,600
9,000	Snap-on Inc.	509,220
15,300	TJX Companies, Inc./The	679,167

		5,375,576

CONSUMER STAPLES: 1.8%
10,000	Avon Products, Inc.	290,600
5,000	Visa Inc. (b)	351,900

		642,500

ENERGY: 14.6%
16,000	Canadian Natural Resources Ltd. (c)	710,720
25,000	Chesapeake Energy Corp. (b)	647,750

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value

ENERGY, Continued
10,500	CONSOL Energy Inc.	$511,770
20,700	ENSCO International Plc - ADR (b)(c)	1,104,966
11,500	National-Oilwell Varco Inc.	773,375
9,000	Schlumberger Ltd. (c)	751,500
25,100	Weatherford International Ltd. (a)(b)(c)	572,280

		5,072,361

FINANCIALS: 9.6%
40,000	Bank of America Corp.	533,600
12,000	BB&T Corp.	315,480
40,000	Fifth Third Bancorp (b)	587,200
20,000	Hartford Financial Services Group, Inc./The	529,800
22,100	Itau Unibanco Holding SA - ADR (c)	530,621
30,000	Lincoln National Corp.	834,300

		3,331,001

HEALTH CARE: 5.2%
6,500	Celgene Corp. (a)	384,410
10,000	Gilead Sciences, Inc. (a)	362,400
30,000	Mylan Inc. (a)	633,900
10,000	St. Jude Medical, Inc. (a)	427,500

		1,808,210

INDUSTRIALS: 15.1%
36,000	ABB Ltd. - ADR (c)	808,200
7,000	Caterpillar Inc.	655,620
15,600	Cummins Inc.	1,716,156
5,000	Deere & Co.	415,250
22,000	Ingersoll-Rand Plc - Class A (b)(c)	1,035,980
6,200	Norfolk Southern Corp.	389,484
2,500	Union Pacific Corp.	231,650

		5,252,340

INFORMATION TECHNOLOGY: 29.3%
28,000	Adobe Systems Inc. (a)	861,840
13,600	Agilent Technologies, Inc. (a)	563,448
19,200	Altera Corp.	683,136
10,000	ASML Holding N.V. (b)(c)	383,400
25,500	Autodesk, Inc. (a)	974,100
6,600	Broadcom Corp. - Class A	287,430
4,600	Cognizant Technology Solutions Corp. - Class A (a)	337,134
46,150	EMC Corp. (a)	1,056,835
90,000	Flextronics International Ltd. (a)(c)	706,500
13,000	Focus Media Holding Ltd. - ADR (a)(b)(c)	285,090
6,200	Harris Corp.	280,860
18,000	Lam Research Corp. (a)	932,040
10,000	Omnicom Group Inc.	458,000
25,100	Oracle Corp.	785,630

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value

INFORMATION TECHNOLOGY, Continued
25,000	Symantec Corp. (a)	$418,500
15,550	Texas Instruments Inc.	505,375
17,000	Trimble Navigation Ltd. (a)	678,810

		10,198,128

MATERIALS: 8.0%
12,600	Cliffs Natural Resources Inc.	982,926
9,500	Cree, Inc. (a)(b)	625,955
5,000	FMC Corp.	399,450
5,260	Freeport-McMoRan Copper & Gold Inc.	631,674
20,000	Yongye International, Inc. (a)(b)	168,000

		2,808,005

TOTAL COMMON STOCKS
(Cost $23,953,318)		34,488,121

SHORT TERM INVESTMENT: 1.1%
MONEY MARKET INVESTMENT: 1.1%
375,958	First American Government Obligations Fund, 0.00% (d)	375,958

TOTAL SHORT TERM INVESTMENT
(Cost $375,958)		375,958

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 15.6%

MONEY MARKET INVESTMENT: 15.6%
5,425,766	Mount Vernon Securities Lending Trust Prime Portfolio, 0.29% (d)	5,425,766

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $5,425,766)		5,425,766

TOTAL INVESTMENTS
(Cost $29,755,042), 115.7%		40,289,845
LIABILITIES IN EXCESS OF OTHER ASSETS, (15.7)%		(5,477,893)

TOTAL NET ASSETS, 100.0%		$34,811,952

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at December 31, 2010.
(c)	Foreign Security.
(d)	7-Day Yield.
(e)	Private Placement.
(f)	Illiquid restricted security.
ADR	American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$5,075,576	$—	$300,000	$5,375,576
Consumer Staples	642,500	—	—	642,500
Energy	5,072,361	—	—	5,072,361
Financials	3,331,001	—	—	3,331,001
Health Care	1,808,210			1,808,210
Industrials	5,252,340	—	—	5,252,340
Information Technology	10,198,128	—	—	10,198,128
Materials	2,808,005	—	—	2,808,005

Total Common Stock	34,188,121	—	300,000	34,488,121

Short Term Investment	375,958	—	—	375,958

Investments Purchased With Cash Proceeds From Securities Lending
Money Market Fund	5,425,766	—	—	5,425,766

Total Investments Purchased With Cash Proceeds From Securities Lending	5,425,766	—	—	5,425,766

Total Investments in Securities	$39,989,845	$—	$300,000	$40,289,845

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE LARGE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2009	$10,110
Accrued discounts/premiums	—
Realized gain (loss)	(1,667)
Change in unrealized appreciation (depreciation)	6,496
Purchases	300,000
Sales	(14,939)
Transfers in and/or out of Level 3*	—

Balance as of December 31, 2010	$300,000

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010

Shares		Value

COMMON STOCKS: 98.1%
CONSUMER DISCRETIONARY: 17.7%
16,300	Best Buy Co., Inc	$558,927
25,000	CBS Corp. - Class B	476,250
60,000	China Dredging Group Ltd. (a)(c)(e)(f)
	(Acquired 10/27/10, Aggregate Cost $300,000)	300,000
6,300	Coach, Inc.	348,453
9,000	Comcast Corp. - Class A	197,730
21,000	DISH Network Corp. - Class A (a)	412,860
22,000	D.R. Horton, Inc.	262,460
6,650	Genuine Parts Co.	341,411
30,000	Goodyear Tire & Rubber Co./The (a)	355,500
22,500	Lennar Corp. - Class A (b)	421,875
23,000	Macy’s, Inc.	581,900
18,000	Newell Rubbermaid Inc.	327,240
10,000	Nordstrom, Inc. (b)	423,800
17,300	Snap-on Inc.	978,834

		5,987,240

CONSUMER STAPLES: 1.8%
21,000	Avon Products, Inc.	610,260

ENERGY: 11.1%
16,000	Canadian Natural Resources Ltd. (c)	710,720
20,500	Chesapeake Energy Corp. (b)	531,155
14,500	CONSOL Energy Inc.	706,730
13,630	ENSCO International Plc - ADR (b)(c)	727,569
7,100	National-Oilwell Varco Inc.	477,475
26,300	Weatherford International Ltd. (a)(b)(c)	599,640

		3,753,289

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value

FINANCIALS: 21.5%
4,814	ACE Ltd. (c)	$299,672
9,000	Assurant, Inc.	346,680
35,200	Bank of America Corp.	469,568
9,800	BB&T Corp.	257,642
82,000	Fifth Third Bancorp (b)	1,203,760
13,000	Hartford Financial Services Group, Inc./The	344,370
35,600	Itau Unibanco Holding SA - ADR (c)	854,756
46,300	Lincoln National Corp.	1,287,603
4,800	M&T Bank Corp.	417,840
16,250	Metlife, Inc.	722,150
5,900	PNC Financial Services Group, Inc.	358,248
60,000	Regions Financial Corp. (b)	420,000
5,400	Travelers Companies, Inc./The	300,834

		7,283,123

HEALTH CARE: 6.3%
8,000	Celgene Corp. (a)	473,120
13,000	Gilead Sciences, Inc. (a)	471,120
32,000	Mylan Inc. (a)	676,160
12,000	St. Jude Medical, Inc. (a)	513,000

		2,133,400

INDUSTRIALS: 18.1%
24,000	ABB Ltd. - ADR (c)	538,800
9,000	Caterpillar Inc. (b)	842,940
15,200	CSX Corp.	982,072
9,800	Cummins Inc.	1,078,098
10,000	Deere & Co.	830,500
3,200	Flowserve Corp.	381,504
15,200	Ingersoll-Rand Plc - Class A (b)(c)	715,768
19,000	McDermott International, Inc. (a)(c)	393,110
5,934	Norfolk Southern Corp.	372,774

		6,135,566

INFORMATION TECHNOLOGY: 12.0%
12,800	Adobe Systems Inc. (a)	393,984
11,860	Agilent Technologies, Inc. (a)	491,360
10,000	Autodesk, Inc. (a)	382,000
35,500	EMC Corp. (a)	812,950
19,000	Focus Media Holding Ltd. - ADR (a)(b)(c)	416,670
13,000	Lam Research Corp. (a)(b)	673,140
12,000	Omnicom Group Inc.	549,600
20,000	Symantec Corp. (a)	334,800

		4,054,504

MATERIALS: 9.6%
8,500	AK Steel Holding Corp. (b)	139,145
14,800	Cliffs Natural Resources Inc.	1,154,548
7,000	Cree, Inc. (a)	461,230
5,000	Freeport-McMoRan Copper & Gold Inc.	600,450
20,000	Vale SA - ADR (c)	691,400
25,000	Yongye International, Inc. (a)(b)	210,000

		3,256,773

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value

TOTAL COMMON STOCKS
(Cost $24,822,924)		$33,214,155

SHORT TERM INVESTMENT: 2.0%
MONEY MARKET INVESTMENT: 2.0%
686,826	First American Government Obligations Fund, 0.00% (d)	686,826

TOTAL SHORT TERM INVESTMENT
(Cost $686,826)		686,826

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 16.2% MONEY MARKET INVESTMENT: 16.2%
5,466,214	Mount Vernon Securities Lending Trust Prime Portfolio, 0.29% (d)	5,466,214

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $5,466,214)		5,466,214

TOTAL INVESTMENTS
(Cost $30,975,964), 116.3%		39,367,195
LIABILITIES IN EXCESS OF OTHER ASSETS, (16.3)%		(5,512,407)

TOTAL NET ASSETS, 100.0%		$33,854,788

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at December 31, 2010.
(c)	Foreign Security.
(d)	7-Day Yield.
(e)	Private Placement.
(f)	Illiquid restricted security.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. Those standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$5,687,240	$—	$300,000	$5,987,240
Consumer Staples	610,260	—	—	610,260
Energy	3,753,289	—	—	3,753,289
Financials	7,283,123	—	—	7,283,123
Health Care	2,133,400			2,133,400
Industrials	6,135,566	—	—	6,135,566
Information Technology	4,054,504	—	—	4,054,504
Materials	3,256,773	—	—	3,256,773

Total Common Stock	32,914,155	—	300,000	33,214,155

Short Term Investment	686,826	—	—	686,826

Investments Purchased With Cash Proceeds From Securities Lending
Money Market Fund	5,466,214	—	—	5,466,214

Total Investments Purchased With Cash Proceeds From Securities Lending	5,466,214	—	—	5,466,214

Total Investments in Securities	$39,067,195	$—	$300,000	$39,367,195

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE LARGE VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2009	$11,217
Accrued discounts/premiums	—
Realized gain (loss)	(2,502)
Change in unrealized appreciation (depreciation)	9,752
Purchases	300,000
Sales	(18,467)
Transfers in and/or out of Level 3*	—

Balance as of December 31, 2010	$300,000

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010

Shares		Value

COMMON STOCKS: 98.5%
CONSUMER DISCRETIONARY: 27.6%
10,000	Advance Auto Parts, Inc. (b)	$661,500
11,000	Cheesecake Factory Inc./The (a)	337,260
60,000	China Dredging Group Ltd. (a)(c)(e)(f)
	(Acquired 10/27/10, Aggregate Cost $300,000)	300,000
9,000	Dollar Tree, Inc. (a)	504,720
25,000	DreamWorks Animation SKG, Inc. (a)(b)	736,750
25,000	Expedia, Inc. (b)	627,250
51,000	Gafisa SA - ADR (b)(c)	741,030
25,000	Hanesbrands, Inc. (a)	635,000
42,900	LKQ Corp. (a)	974,688
800	NVR, Inc. (a)(b)	552,816
35,000	SORL Auto Parts, Inc. (a)(b)	298,550
135,000	Universal Travel Group (a)(b)	826,200
16,500	VistaPrint NV (a)(b)(c)	759,000
85,000	Wonder Auto Technology, Inc. (a)(b)	640,900

		8,595,664

CONSUMER STAPLES: 5.2%
60,000	Origin Agritech Limited (a)(b)(c)	639,000
47,500	Zhongpin Inc. (a)(b)(c)	969,000

		1,608,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value

ENERGY: 13.6%
100,000	China North East Petroleum Holdings Ltd. (a)(b)	$576,000
40,000	Helix Energy Solutions Group Inc. (a)	485,600
13,700	Holly Corp. (b)	558,549
45,000	L & L Energy, Inc. (a)(b)	486,000
100,000	Longwei Petroleum Investment Holding Ltd. (a)(b)	259,000
26,000	Pride International, Inc. (a)	858,000
18,000	Puda Coal, Inc. (a)(b)	256,500
12,000	Ultrapar Participacoes S.A. - ADR (b)(c)	775,440

		4,255,089

FINANCIALS: 8.4%
17,000	CNinsure, Inc. - ADR (b)(c)	293,250
33,500	EZCORP, Inc. - Class A (a)	908,855
6,500	Jones Lang LaSalle Inc.	545,480
9,000	KB Financial Group, Inc. - ADR (b)(c)	476,010
7,900	Signature Bank (a)(b)	395,000

		2,618,595

INDUSTRIALS: 12.3%
14,965	AMETEK, Inc. (b)	587,376
45,000	ArvinMeritor, Inc. (a)	923,400
20,500	Belden Inc.	754,810
28,500	TrueBlue, Inc. (a)	512,715
47,000	United Rentals, Inc. (a)(b)	1,069,250

		3,847,551

INFORMATION TECHNOLOGY: 17.6%
13,000	Altera Corp.	462,540
25,000	Avago Technologies Ltd. (b)	711,750
47,000	China TransInfo Technology Corp. (a)(b)	222,310
60,000	Genpact Limited (a)(c)	912,000
17,000	KLA-Tencor Corp.	656,880
19,000	Linear Technology Corp. (b)	657,210
17,500	Plantronics, Inc.	651,350
22,000	Synopsys, Inc. (a)(b)	592,020
52,000	TriQuint Semiconductor, Inc. (a)	607,880

		5,473,940

MATERIALS: 13.8%
19,000	Albemarle Corp.	1,059,820
22,000	AMCOL International Corp.	682,000
12,200	FMC Corp.	974,658
70,000	Gulf Resources Inc. (a)(b)	748,300
99,000	Yongye International, Inc. (a)(b)	831,600

		4,296,378

TOTAL COMMON STOCKS
(Cost $26,085,823)		30,695,217

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value

SHORT TERM INVESTMENT: 1.6%
MONEY MARKET INVESTMENT: 1.6%
495,354	First American Government Obligations Fund, 0.00% (d)	$495,354

TOTAL SHORT TERM INVESTMENT
(Cost $495,354)		495,354

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 48.0%
MONEY MARKET INVESTMENT: 48.0%
14,950,508	Mount Vernon Securities Lending Trust Prime Portfolio, 0.29% (d)	14,950,508

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $14,950,508)		14,950,508

TOTAL INVESTMENTS
(Cost $41,531,685), 148.1%		46,141,079
LIABILITIES IN EXCESS OF OTHER ASSETS, (48.1)%		(14,982,880)

TOTAL NET ASSETS, 100.0%		$31,158,199

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at December 31, 2010.
(c)	U.S. Dollar-denominated foreign security.
(d)	7-Day Yield.
(e)	Private Placement.
(f)	Illiquid restricted security.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$8,295,664	$—	$300,000	$8,595,664
Consumer Staples	1,608,000	—	—	1,608,000
Energy	4,255,089	—	—	4,255,089
Financials	2,618,595	—	—	2,618,595
Industrials	3,847,551	—	—	3,847,551
Information Technology	5,473,940	—	—	5,473,940
Materials	4,296,378	—	—	4,296,378

Total Common Stock	30,395,217	—	300,000	30,695,217

Short Term Investment	495,354	—	—	495,354

Investments Purchased With Cash Proceeds From Securities Lending
Money Market Fund	14,950,508	—	—	14,950,508

Total Investments Purchased With Cash Proceeds From Securities Lending	14,950,508	—	—	14,950,508

Total Investments in Securities	$45,841,079	$—	$300,000	$46,141,079

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE MID/SMALL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2009	$14,148
Accrued discounts/premiums	—
Realized gain (loss)	(2,589)
Change in unrealized appreciation (depreciation)	10,091
Purchases	300,000
Sales	(21,650)
Transfers in and/or out of Level 3*	—

Balance as of December 31, 2010	$300,000

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010

Shares		Value

COMMON STOCKS: 98.8%
CONSUMER DISCRETIONARY: 24.7%
13,500	BorgWarner, Inc. (a)(b)	$976,860
50,000	China Dredging Group Ltd. (a)(c)(e)(f)	250,000
	(Acquired 10/27/10, Aggregate Cost $250,000)
15,000	China XD Plastics Co. Ltd. (a)(c)	80,700
30,000	D.R. Horton, Inc.	357,900
25,000	Drew Industries Inc. (a)(b)	568,000
19,000	Foot Locker, Inc.	372,780
27,000	Hanesbrands, Inc. (a)	685,800
900	NVR, Inc. (a)(b)	621,918
65,500	SORL Auto Parts, Inc. (a)(b)	554,450
18,500	Tenneco Inc. (a)(b)	761,460
125,000	Universal Travel Group (a)(b)	765,000
75,000	Wonder Auto Technology, Inc. (a)(b)	565,500

		6,560,368

CONSUMER STAPLES: 2.8%
42,000	Origin Agritech Limited (a)(b)(c)	447,300
15,000	Zhongpin Inc. (a)(b)(c)	306,000

		753,300

ENERGY: 11.7%
73,000	China North East Petroleum Holdings Ltd. (a)(b)	420,480
74,500	Gulf Resources Inc. (a)(b)	796,405
25,000	Helix Energy Solutions Group Inc. (a)	303,500

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value

ENERGY, Continued
8,400	Lufkin Industries, Inc. (b)	$524,076
21,000	Pride International, Inc. (a)	693,000
25,000	Puda Coal, Inc. (a)(b)	356,250

		3,093,711

FINANCIALS: 7.6%
12,000	Evercore Partners Inc. - Class A	408,000
20,000	Itau Unibanco Holding SA - ADR (c)	480,200
10,000	KB Financial Group, Inc. - ADR (b)(c)	528,900
6,500	Shinhan Financial Group Co., Ltd. - ADR (b)(c)	609,830

		2,026,930

HEALTH CARE: 2.4%
25,000	American Medical Systems Holdings, Inc. (a)	471,500
30,000	Jiangbo Pharmaceuticals, Inc. (a)(b)	172,200

		643,700

INDUSTRIALS: 24.2%
30,000	Aegean Marine Petroleum Network Inc. (b)(c)	312,900
54,500	Aercap Holdings NV (a)(c)	769,540
10,114	Applied Industrial Technologies, Inc.	328,503
32,000	ArvinMeritor, Inc. (a)(b)	656,640
17,000	Belden Inc.	625,940
25,000	EnerSys (a)	803,000
2,518	Flowserve Corp.	300,196
5,900	Hubbell Inc. - Class B	354,767
36,150	Quanta Services, Inc. (a)(b)	720,108
24,100	Shaw Group Inc./The (a)	824,943
14,000	Wabtec Corp.	740,460

		6,436,997

INFORMATION TECHNOLOGY: 16.2%
10,000	Cree, Inc. (a)(b)	658,900
42,500	Genpact Limited (a)(c)	646,000
13,000	KLA-Tencor Corp.	502,320
22,500	Microsemi Corp. (a)	515,250
20,000	Plantronics, Inc.	744,400
10,000	Plexus Corp. (a)	309,400
70,000	Pulse Electronics Corp. (b) .	372,400
19,500	Taleo Corp. - Class A (a)	539,175

		4,287,845

MATERIALS: 9.2%
9,000	FMC Corp.	719,010
43,000	Gerdau SA - ADR (b)(c)	601,570
9,000	Rayonier Inc.	472,680
76,000	Yongye International, Inc. (a)(b)	638,400

		2,431,660

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value

TOTAL COMMON STOCKS
(Cost $21,781,404)		$26,234,511

SHORT TERM INVESTMENT: 1.3%
MONEY MARKET INVESTMENT: 1.3%
344,200	First American Government Obligations Fund, 0.00% (d)	344,200

TOTAL SHORT TERM INVESTMENT
(Cost $344,200)		344,200

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 44.2%
MONEY MARKET INVESTMENT: 44.2%
11,724,523	Mount Vernon Securities Lending Trust Prime Portfolio, 0.29% (d)	11,724,523

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $11,724,523)		11,724,523

TOTAL INVESTMENTS
(Cost $33,850,127), 144.3%		38,303,234
LIABILITIES IN EXCESS OF OTHER ASSETS, (44.3)%		(11,755,092)

TOTAL NET ASSETS, 100.0%		$26,548,142

(a)	Non Income Producing.
(b)	This security or portion of this security is out on loan at December 31, 2010.
(c)	U.S. Dollar-denominated foreign security.
(d)	7-Day Yield.
(e)	Private Placement.
(f)	Illiquid restricted security.

ADR American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$6,310,368	$—	$250,000	$6,560,368
Consumer Staples	753,300			753,300
Energy	3,093,711	—	—	3,093,711
Financials	2,026,930	—	—	2,026,930
Health Care	643,700	—	—	643,700
Industrials	6,436,997	—	—	6,436,997
Information Technology	4,287,845	—	—	4,287,845
Materials	2,431,660	—	—	2,431,660

Total Common Stock	25,984,511	—	250,000	26,234,511

Short Term Investment	344,200	—	—	344,200

Investments Purchased With Cash Proceeds From Securities Lending
Money Market Fund	11,724,523	—	—	11,724,523

Total Investments Purchased With Cash Proceeds From Securities Lending	11,724,523	—	—	11,724,523

Total Investments in Securities	$38,053,234	$—	$250,000	$38,303,234

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE MID/SMALL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2009	$4,081
Accrued discounts/premiums	—
Realized gain (loss)	(1,952)
Change in unrealized appreciation (depreciation)	7,602
Purchases	250,000
Sales	(9,731)
Transfers in and/or out of Level 3*	—

Balance as of December 31, 2010	$250,000

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010

Shares		Value

COMMON STOCKS: 99.8%
CONSUMER DISCRETIONARY: 8.8%
12,500	Best Buy Co., Inc.	$428,625
3,491	Cherokee, Inc.	65,666
32,000	Garmin Ltd. (b)	991,680
60,000	Mattel, Inc.	1,525,800
28,000	McDonald’s Corp.	2,149,280
58,300	Regal Entertainment Group - Class A	684,442
41,851	Stein Mart, Inc.	387,122

		6,232,615

CONSUMER STAPLES: 23.1%
14,250	Altria Group, Inc.	350,835
98,950	B & G Foods, Inc. - Class A	1,358,583
15,000	BJ’s Wholesale Club, Inc. (a)	718,500
19,400	General Mills, Inc.	690,446
7,035	H.J. Heinz & Co.	347,951
24,000	Hershey Co./The	1,131,600
10,000	Imperial Tobacco Group PLC (b)	616,242
2,600	J.M. Smucker Co./The	170,690
12,000	Kimberly-Clark Corp.	756,480
20,382	Kraft Foods, Inc. - Class A	642,237
8,000	Lancaster Colony Corp.	457,600
12,526	Lorillard, Inc.	1,027,884
30,000	Philip Morris International Inc.	1,755,900
22,569	Procter & Gamble Co./The	1,451,864
10,692	Reynolds American, Inc.	348,773

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value

CONSUMER STAPLES, Continued
46,000	Sysco Corp.	$1,352,400
20,000	Unilever Plc - ADR (b)	617,600
80,385	Vector Group Ltd.	1,392,268
22,000	Wal-Mart Stores, Inc.	1,186,460

		16,374,313

ENERGY: 13.5%
4,400	Buckeye Partners LP	294,052
9,783	Chevron Corp.	892,699
23,000	Crestwood Midstream Partners LP	625,370
9,000	Dorchester Minerals LP	247,230
7,500	Enbridge Energy Partners LP	467,850
3,700	Energy Transfer Partners LP	191,734
21,692	Enterprise Products Partners LP	902,604
16,938	Exxon Mobil Corp.	1,238,506
5,700	Kinder Morgan Energy Partners LP	400,482
1	Kinder Morgan Management, LLC (a)	67
11,250	Nustar Energy LP	781,650
17,000	Occidental Petroleum Corp.	1,667,700
1,200	ONEOK Partners, LP	95,400
24,806	Penn West Energy Trust (b)	593,360
9,800	Plains All American Pipeline LP	615,342
13,928	TransCanada Corp. (b)	529,821

		9,543,867

FINANCIALS: 4.2%
13,200	Arthur J. Gallagher & Co.	383,856
32,000	Cincinnati Financial Corp.	1,014,080
5,901	Comerica, Inc.	249,258
28,571	FirstMerit Corp.	565,420
5,935	NBT Bancorp, Inc.	143,331
6,067	Travelers Companies, Inc./The	337,992
10,000	U.S. Bancorp	269,700

		2,963,637

HEALTH CARE: 5.7%
17,000	Abbott Laboratories	814,470
61,609	Bristol-Myers Squibb Co.	1,631,406
11,000	Johnson & Johnson	680,350
9,150	Merck & Co., Inc.	329,766
32,000	Pfizer Inc.	560,320

		4,016,312

INDUSTRIALS: 4.0%
3,400	3M Co.	293,420
3,600	Cooper Industries PLC—Class A (b)	209,844
25,000	Deluxe Corp.	575,500
32,997	General Electric Co.	603,515
1,872	Honeywell International, Inc.	99,515
4,074	Landauer, Inc.	244,318

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value

INDUSTRIALS, Continued
32,000	Olin Corp.	$656,640
9,170	Weyerhaeuser Co.	173,588

		2,856,340

INFORMATION TECHNOLOGY & TELECOMMUNICATION SERVICES: 11.0%
32,800	AT&T, Inc.	963,664
15,000	Cellcom Israel Ltd. (b)	490,350
10,000	CenturyTel, Inc.	461,700
55,900	Consolidated Communications Holdings, Inc.	1,078,870
65,000	Deutsche Telekom AG - ADR (b)	839,131
88,368	Frontier Communications Corp.	859,821
35,000	Intel Corp.	736,050
25,367	Verizon Communications, Inc.	907,631
104,228	Windstream Corp.	1,452,938

		7,790,155

MATERIALS: 1.7%
36,000	Acadian Timber Corp. (b)	271,186
7,000	E.I. du Pont de Nemours & Co.	349,160
12,000	Southern Copper Corp.	584,880

		1,205,226

REITS: 12.8%
17,229	Apartment Investment & Management Co.—Class A	445,197
8,914	Camden Property Trust	481,178
57,828	CommonWealth REIT	1,475,192
8,200	Entertainment Properties Trust	379,250
29,046	Health Care Property Investors, Inc.	1,068,602
11,612	Health Care REIT, Inc.	553,196
17,000	Healthcare Realty Trust, Inc.	359,890
15,385	Liberty Property Trust	491,089
16,500	National Retail Properties Inc.	437,250
38,879	Nationwide Health Properties, Inc.	1,414,418
16,973	Pennsylvania Real Estate Investment Trust	246,618
13,000	Senior Housing Properties Trust	285,220
10,036	Sovran Self Storage, Inc.	369,425
12,492	Tanger Factory Outlet Centers, Inc.	639,466
13,115	Washington Real Estate Investment Trust	406,434

		9,052,425

SHIPPING & TRANSPORTATION: 2.8%
45,370	Fly Leasing Ltd. - ADR (b)	619,754
55,000	Jazz Air Income Fund (b)	287,640
12,000	Knightsbridge Tankers Ltd. (b)	267,240
31,000	Nordic American Tanker Shipping Limited (b)	806,620

		1,981,254

UTILITIES: 12.2%
8,200	Amerigas Partners LP	400,242
15,000	Atmos Energy Corp.	468,000
4,536	Cleco Corp.	139,527

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Value

UTILITIES, Continued
9,506	Duke Energy Corp.	$169,302
12,452	EQT Corp.	558,348
7,300	Ferrellgas Partners LP	186,953
10,000	FirstEnergy Corp.	370,200
24,010	Hawaiian Electric Industries, Inc.	547,188
5,500	ITC Holdings Corp.	340,890
11,986	National Fuel Gas Co.	786,521
11,000	Northeast Utilities	350,680
8,396	Northwest Natural Gas Co.	390,162
16,000	NSTAR	675,040
4,000	OGE Energy Corp.	182,160
4,185	Pinnacle West Capital Corp.	173,468
12,000	Portland General Electric Co.	260,400
20,000	PPL Corporation	526,400
15,629	Progress Energy, Inc.	679,549
4,753	Spectra Energy Corp.	118,777
11,200	Suburban Propane Partners LP	628,208
11,000	UIL Holdings Corp.	329,560
19,318	United Utilities Group Plc - ADR (b)	358,106

		8,639,681

TOTAL COMMON STOCKS
(Cost $60,149,570)		70,655,825

PREFERRED STOCK: 0.1%
REITS: 0.1%
1,760	Public Storage	44,880

TOTAL PREFERRED STOCK
(Cost $44,000)		44,880

SHORT TERM INVESTMENT: 3.8%
MONEY MARKET INVESTMENT: 3.8%
2,680,714	Fidelity Institutional Money Market Portfolio, 0.22% (c)	2,680,714

TOTAL SHORT TERM INVESTMENT
(Cost $2,680,714)		2,680,714

TOTAL INVESTMENTS
(Cost $62,874,284), 103.7%		73,381,419
LIABILITIES IN EXCESS OF OTHER ASSETS, (3.7)%		(2,619,539)

TOTAL NET ASSETS, 100.0%		$70,761,880

(a)	Non Income Producing.
(b)	Foreign Security.
(c)	7-Day Yield.
ADR	American Depository Receipt.

The accompanying notes are an integral part of these financial statements.

ROCHDALE DIVIDEND & INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock
Consumer Discretionary	$6,232,615	$—	$—	$6,232,615
Consumer Staples	16,374,313	—	—	16,374,313
Energy	9,543,867	—	—	9,543,867
Financials	2,963,637	—	—	2,963,637
Health Care	4,016,312	—	—	4,016,312
Industrials	2,856,340	—	—	2,856,340
Information Technology & Telecommunication Services	7,790,155	—	—	7,790,155
Materials	1,205,226	—	—	1,205,226
REITs	9,052,425	—	—	9,052,425
Shipping & Transportation	1,981,254	—	—	1,981,254
Utilities	8,639,681	—	—	8,639,681

Total Common Stock	70,655,825	—	—	70,655,825

Preferred Stock	44,880	—	—	44,880

Short Term Investment	2,680,714	—	—	2,680,714

Total Investments in Securities	$73,381,419	$—	$—	$73,381,419

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010

Principal Amount		Coupon Rate	Maturity Date		Value

CORPORATE BONDS: 85.2%
CONSUMER DISCRETIONARY: 4.3%
$240,000	Autozone Inc.	6.950%	06/15/2016		$277,888
250,000	Best Buy Co., Inc.	6.750%	07/15/2013		276,544
214,000	Cox Communications Inc.	6.850%	01/15/2018		243,677
231,000	Cox Communications Inc.	7.250%	11/15/2015		269,942
250,000	Hasbro Inc.	6.125%	05/15/2014		271,142
500,000	Home Depot, Inc.	5.400%	03/01/2016	(b)	560,303
10,000	Macy’s Retail Holdings, Inc.	7.450%	10/15/2016		10,975
250,000	Royal Caribbean Cruises (c)	6.875%	12/01/2013		265,000
240,000	Sotheby’s	3.125%	06/15/2013		347,100
150,000	Stanley Works	6.150%	10/01/2013		167,017
424,000	Starbucks Corp.	6.250%	08/15/2017		473,960
100,000	WPP Finance (UK) Corp. (c)	5.875%	06/15/2014		108,043

					3,271,591

CONSUMER STAPLES: 6.4%
250,000	Altria Group, Inc.	7.750%	02/06/2014		287,399
100,000	Altria Group, Inc.	8.500%	11/10/2013		118,364
223,000	B & G Foods, Inc.	7.625%	01/15/2018	(b)	234,708
500,000	Bunge Limited Finance Corp.	5.100%	07/15/2015		515,747
257,000	Bunge Limited Finance Corp.	5.875%	05/15/2013		275,141
250,000	Campbell Soup Co.	8.875%	05/01/2021		344,489
25,000	Corn Products International, Inc	6.000%	04/15/2017		26,997
400,000	Heinz (H.J.) Finance Co.	6.000%	03/15/2012	(b)	422,501

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date		Value

CONSUMER STAPLES, Continued
$46,000	Kraft Foods, Inc.	5.625%	11/01/2011		$47,789
250,000	PepsiAmericas Inc.	4.875%	01/15/2015		275,307
400,000	Philip Morris International Inc.	4.875%	05/16/2013		433,021
310,000	Reynolds American, Inc.	6.750%	06/15/2017	(b)	346,492
252,000	Reynolds American, Inc.	7.250%	06/01/2013		280,392
290,000	Reynolds American, Inc.	7.625%	06/01/2016		337,045
99,000	RJ Reynolds Tobacco Holdings	7.250%	06/01/2012		105,865
750,000	WM Wrigley Jr Co.	4.650%	07/15/2015		777,830

					4,829,087

ENERGY: 10.6%
284,000	Amerigas Partners LP	7.250%	05/20/2015		291,810
40,000	Boardwalk Pipelines LLC	5.200%	06/01/2018		41,354
221,000	Boardwalk Pipelines LLC	5.500%	02/01/2017		234,804
146,000	Boardwalk Pipelines LLC	5.875%	11/15/2016		160,072
400,000	Buckeye Partners	4.625%	07/15/2013		422,811
107,000	Buckeye Partners	6.050%	01/15/2018		118,089
250,000	Conoco Phillips	4.750%	02/01/2014	(b)	271,566
120,000	DCP Midstream Operating	3.250%	10/01/2015		118,027
20,000	Enbridge Energy Partners	5.350%	12/15/2014		21,557
191,000	Enbridge Energy Partners	5.875%	12/15/2016		212,647
426,000	Energy Transfer Partners	6.125%	02/15/2017		468,295
205,000	Energy Transfer Partners	8.500%	04/15/2014		238,018
250,000	Enterprise Products Operating	5.200%	09/01/2020		259,006
53,000	Enterprise Products Operating	5.900%	04/15/2013		57,490
310,000	Enterprise Products Operating	6.300%	09/15/2017		349,799
35,000	Husky Energy Inc. (c)	6.200%	09/15/2017		38,959
250,000	Inergy LP	6.875%	12/15/2014		253,750
225,000	Inergy LP	8.250%	03/01/2016		234,563
284,000	Kinder Morgan Energy Partners, LP	5.625%	02/15/2015	(b)	311,682
50,000	Kinder Morgan Energy Partners, LP	5.950%	02/15/2018		55,066
135,000	Kinder Morgan Inc.	6.500%	09/01/2012		142,087
100,000	Louisiana Land & Exploration	7.650%	12/01/2023		120,708
300,000	Marathon Oil Canada Corp. (c)	8.375%	05/01/2012		326,407
800,000	Massey Energy Co.	6.875%	12/15/2013		810,000
250,000	Massey Energy Co. Convertible	3.250%	08/01/2015		244,063
250,000	Nustar Logistics LP	7.650%	04/15/2018		286,494
300,000	Nustar Pipeline Operations	5.875%	06/01/2013	(b)	324,739
332,000	Panhandle Eastern Pipeline	7.000%	06/15/2018		368,422
205,000	Plains All American Pipeline	5.875%	08/15/2016		223,773
240,000	Spectra Energy Capital, LLC	5.500%	03/01/2014		261,040
183,000	Spectra Energy Capital, LLC	6.750%	07/15/2018		201,957
515,000	Valero Energy Corp.	6.125%	06/15/2017		555,160

					8,024,215

FINANCIALS: 21.9%
300,000	Aegon NV (c)	4.625%	12/01/2015		309,203
100,000	American Express Bank	6.000%	09/13/2017		111,440
250,000	American Express Credit Co.	7.300%	08/20/2013		281,715

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate		Maturity Date		Value

FINANCIALS, Continued
$250,000	Axis Specialty Finance (c)	5.875%		06/01/2020	(b)	$249,609
58,000	Bank of America Corp.	5.000%		03/15/2015		58,128
9,000	Bank of America Corp.	5.000%		05/15/2015		9,019
20,000	Bank of America Corp.	5.150%		08/15/2015		20,044
46,000	Bank of America Corp.	5.250%		03/15/2015		46,198
146,000	Bank of America Corp.	5.250%		08/15/2015		146,337
40,000	Bank of America Corp.	5.250%		08/15/2015		40,092
29,000	Bank of America Corp.	5.250%		12/15/2015		29,112
100,000	Bank of America Corp.	5.375%		12/15/2014		101,026
583,000	Bank of America Corp.	5.375	%(a)	06/30/2025		569,325
442,000	Bank of America Corp.	5.420%		03/15/2017		438,000
10,000	Bank of America Corp.	5.500%		02/15/2014		10,027
11,000	Bank of America Corp.	5.500%		11/15/2014		11,031
25,000	Bank of America Corp.	5.500%		02/15/2015		25,068
71,000	Bank of America Corp.	5.500%		11/15/2015		71,177
5,000	Bank of America Corp.	5.500%		12/15/2015		5,047
195,000	Bank of America Corp.	5.550%		12/15/2015		195,491
761,000	Bank of America Corp.	5.600%		02/15/2016		762,883
5,000	Bank of America Corp.	5.600%		12/15/2017		4,920
65,000	Bank of America Corp.	5.625%		11/15/2015		65,170
30,000	Bank of America Corp.	5.650%		12/15/2015		30,305
50,000	Bank of America Corp.	5.700%		11/15/2014		50,491
7,000	Bank of America Corp.	5.750%		08/15/2014		7,023
86,000	Bank of America Corp.	5.750%		05/15/2016		86,707
60,000	Bank of America Corp.	5.750%		06/15/2016		60,585
151,000	Bank of America N.A.	6.000%		06/15/2016		158,563
375,000	BB&T Corp.	5.200%		12/23/2015		403,249
682,000	Bear Stearns Cos. LLC	5.550%		01/22/2017		724,856
89,000	CNA Financial Corp.	6.950%		01/15/2018		92,800
110,000	Countrywide Financial Corp.	6.000	%(a)	07/28/2015		110,127
22,000	Countrywide Financial Corp.	6.000%		08/26/2020		21,465
15,000	Countrywide Home Loan	5.000%		05/16/2013		15,012
60,000	Countrywide Home Loan	6.000%		01/24/2018		60,018
125,000	Dresdner Bank – New York (c)	7.250%		09/15/2015	(b)	132,445
24,000	General Electric Capital Corp.	5.000	%(a)	08/25/2015		24,079
20,000	General Electric Capital Corp.	5.000%		03/15/2016		20,085
10,000	General Electric Capital Corp.	5.000%		02/15/2017		10,024
10,000	General Electric Capital Corp.	5.000	%(a)	06/27/2018		10,097
54,000	General Electric Capital Corp.	5.000	%(a)	06/30/2018		54,358
31,000	General Electric Capital Corp.	5.000	%(a)	02/13/2019		30,661
245,000	General Electric Capital Corp.	5.250%		01/15/2016		245,677
169,000	General Electric Capital Corp.	5.250%		02/15/2016	(b)	169,461
20,000	General Electric Capital Corp.	5.250%		04/15/2018		19,983
50,000	General Electric Capital Corp.	5.250	%(a)	11/05/2024		49,361
10,000	General Electric Capital Corp.	5.250	%(a)	08/05/2025		9,902
250,000	General Electric Capital Corp.	5.310%		02/01/2011		250,790

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate		Maturity Date		Value

FINANCIALS, Continued
$174,000	General Electric Capital Corp.	5.375%		02/15/2016		$174,497
289,000	General Electric Capital Corp.	5.450%		01/15/2016		292,888
10,000	General Electric Capital Corp.	5.500	%(a)	09/30/2016		10,052
38,000	General Electric Capital Corp.	5.500	%(a)	10/28/2016		38,303
520,000	General Electric Capital Corp.	5.500%		10/06/2017		522,947
109,000	General Electric Capital Corp.	5.500	%(a)	02/13/2024	(b)	107,278
48,000	General Electric Capital Corp.	5.600%		12/15/2015		48,595
300,000	General Electric Capital Corp.	5.625%		09/15/2017	(b)	328,950
250,000	General Electric Capital Corp.	5.625%		12/15/2017		252,789
58,000	General Electric Capital Corp.	5.625%		12/15/2017		58,310
22,000	General Electric Capital Corp.	6.000%		05/15/2015		22,272
275,000	General Electric Capital Corp.	6.000	%(a)	11/28/2017		278,323
250,000	Goldman Sachs Group, Inc.	5.350%		01/15/2016		268,601
1,000,000	Goldman Sachs Group, Inc.	5.625%		01/15/2017		1,057,438
200,000	Goldman Sachs Group, Inc.	5.950%		01/18/2018		216,976
300,000	Goldman Sachs Group, Inc.	6.250%		09/01/2017	(b)	331,065
228,000	HSBC Finance Corp.	5.500%		01/19/2016		247,681
51,000	HSBC Finance Corp.	6.000%		12/15/2017		51,144
15,000	Janus Capital Group Inc.	6.500%		06/15/2012		16,223
600,000	Janus Capital Group Inc.	6.950%		06/15/2017	(b)	625,096
350,000	Jefferies Group Inc.	5.875%		06/08/2014		376,291
250,000	Jefferies Group Inc.	7.750%		03/15/2012		267,241
15,000	John Hancock Mutual Life Insurance Co.	5.450%		01/15/2018		15,896
150,000	JP Morgan Chase & Co.	5.300%		05/15/2018		148,991
193,000	JP Morgan Chase & Co.	6.125%		06/27/2017		211,747
20,000	Key Bank N.A.	5.700%		08/15/2012		21,153
364,000	Lazard Group LLC	7.125%		05/15/2015		391,954
400,000	Lehman Brothers Holdings, Inc. (d)	7.000%		09/28/2037		92,500
400,000	Merrill Lynch & Co. Inc.	5.700%		05/02/2017		401,344
250,000	Morgan Stanley	4.750%		04/01/2014		256,007
325,000	Morgan Stanley	5.000	%(a)	08/31/2025	(b)	322,827
110,000	Morgan Stanley	5.375%		10/15/2015		115,541
771,000	Morgan Stanley	5.375	%(a)	05/26/2025		755,133
300,000	NASDAQ	2.500%		08/15/2013		297,000
250,000	National City Corp.	4.000%		02/01/2011		250,313
45,000	Principal Life Income Funding	5.100%		04/15/2014		48,532
40,000	Progressive Corp.	7.000%		10/01/2013		43,987
10,000	Protective Life Corp.	6.400%		01/15/2018		10,618
10,000	Prudential Financial Inc.	5.750%		06/15/2013		10,042
250,000	Salomon Smith Barney Holdings, Inc.	7.300%		08/01/2013		269,606
355,000	Silicon Valley Bank	6.050%		06/01/2017		360,166
500,000	Union Bank NA	5.950%		05/11/2016		532,200
49,000	Wells Fargo Bank NA	5.750%		05/16/2016		54,065

						16,610,768

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate		Maturity Date		Value

HEALTH CARE: 0.3%
$250,000	Boston Scientific Corp.	4.500%		01/15/2015		$255,255

INDUSTRIALS: 4.8%
250,000	Caterpillar Financial Services Corp.	1.053	%(a)	06/24/2011		250,926
12,000	Caterpillar Financial Services Corp.	6.000%		02/15/2016		12,047
250,000	Caterpillar Inc.	7.000%		12/15/2013		289,263
388,000	CNH America LLC	7.250%		01/15/2016		419,040
465,000	Embraer Overseas Ltd. (c)	6.375%		01/24/2017		487,087
250,000	Ingersoll - Rand Global Holding Co. (c)	9.500%		04/15/2014		301,178
500,000	Joy Global Inc.	6.000%		11/15/2016		541,654
250,000	Lennox International Inc.	4.900%		05/15/2017		255,758
620,000	Owens Corning Inc.	6.500%		12/01/2016	(b)	656,655
125,000	United Technologies Corp.	9.340%		02/01/2011		125,441
250,000	Worthington Industries	6.500%		04/15/2020		258,584

						3,597,633

INFORMATION TECHNOLOGY: 3.5%
82,000	Advanced Micro Devices, Inc.	6.000%		05/01/2015		82,615
105,000	Applied Materials Inc.	7.125%		10/15/2017		124,011
290,000	Arrow Electronics Inc.	6.875%		06/01/2018		326,653
128,000	Avnet Inc.	6.625%		09/15/2016		141,471
129,000	Corning Inc.	6.200%		03/15/2016		143,777
35,000	Corning Inc.	8.875%		03/15/2016		43,500
315,000	Hewlett-Packard Co.	4.500%		03/01/2013		337,163
250,000	Hewlett-Packard Co.	4.750%		06/02/2014		273,920
265,000	Intuit Inc.	5.750%		03/15/2017		288,902
262,000	KLA-Tencor Corp.	6.900%		05/01/2018		288,202
258,000	Linear Technology Corp.	3.000%		05/01/2027		273,480
330,000	National Semiconductor Corp.	6.600%		06/15/2017		364,569

						2,688,263

MATERIALS: 11.0%
500,000	Alcoa Inc.	5.550%		02/01/2017	(b)	519,298
235,000	Alcoa Inc.	6.000%		07/15/2013	(b)	258,597
250,000	Arcelormittal (c)	5.375%		06/01/2013	(b)	265,738
268,000	Arcelormittal (c)	9.000%		02/15/2015		318,976
300,000	Cabot Corp.	5.000%		10/01/2016		318,565
33,000	Dow Chemical Co./The	5.100%		06/15/2017		33,192
186,000	Dow Chemical Co./The	5.100%		07/15/2017		187,486
250,000	Dow Chemical Co./The	5.250%		12/15/2016		253,015
10,000	Dow Chemical Co./The	5.850%		08/15/2015		10,026
17,000	Dow Chemical Co./The	7.500%		11/15/2015		17,190
250,000	E.I. du Pont De Nemours and Co.	4.875%		04/30/2014		272,265
300,000	Freeport - McMoran Copper & Gold Inc.	8.250%		04/01/2015		316,125
100,000	Freeport - McMoran Copper & Gold Inc.	8.375%		04/01/2017		110,625
400,000	International Paper Co.	5.250%		04/01/2016		425,952

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date		Value

MATERIALS, Continued
$500,000	International Paper Co.	5.500%	01/15/2014	(b)	$535,561
250,000	Potash Corporation of Saskatchewan (c)	5.250%	05/15/2014		273,368
258,000	Rio Tinto Finance USA Ltd. (c)	8.950%	05/01/2014		312,366
500,000	Rohm & Haas Co.	6.000%	09/15/2017	(b)	547,219
35,000	RPM International Inc.	6.250%	12/15/2013		38,376
380,000	Southern Copper Corp.	6.375%	07/27/2015		417,425
100,000	Vale Inco Ltd. (c)	5.700%	10/15/2015		107,721
723,000	Vulcan Materials	6.400%	11/30/2017		746,273
720,000	Xstrata Canada Corp. (c)	5.500%	06/15/2017		759,747
1,192,000	Xstrata Canada Corp. (c)	6.000%	10/15/2015		1,303,824

					8,348,930

REITS: 6.1%
250,000	HCP, Inc.	5.650%	12/15/2013		268,539
293,000	HCP, Inc.	5.950%	09/15/2011		302,463
165,000	HCP, Inc.	6.000%	03/01/2015		176,806
423,000	HCP, Inc.	6.300%	09/15/2016		455,664
268,000	Health Care REIT, Inc.	5.875%	05/15/2015		292,072
695,000	Healthcare Realty Trust, Inc.	5.125%	04/01/2014		727,717
46,000	HRPT Properties Trust	6.400%	02/15/2015		49,260
113,000	HRPT Properties Trust	6.500%	01/15/2013		118,840
250,000	Liberty Property LP	4.750%	10/01/2020		247,388
329,000	National Retail Properties Inc.	6.875%	10/15/2017		354,452
250,000	Nationwide Health Properties, Inc.	6.250%	02/01/2013		268,152
129,000	Realty Income Corp.	5.950%	09/15/2016		141,565
408,000	Simon Property Group LP	5.750%	12/01/2015		453,284
600,000	Simon Property Group LP	6.100%	05/01/2016		672,610
115,000	Tanger Properties LP	6.150%	11/15/2015		124,762

					4,653,574

SHIPPING & TRANSPORTATION: 3.3%
270,000	American Airlines	7.858%	10/01/2011		280,800
150,000	Burlington Northern Santa Fe	7.000%	02/01/2014		171,418
250,000	Continental Airlines Inc.	8.750%	12/01/2011	(b)	257,500
115,000	CSX Corp.	7.900%	05/01/2017		139,985
832,727	FedEx Corp.	7.020%	01/15/2016		907,673
170,000	GATX Corp.	6.000%	02/15/2018		181,445
150,000	Ryder System Inc.	3.600%	03/01/2016		149,541
400,000	Union Pacific Corp.	4.875%	01/15/2015		430,140

					2,518,502

TELECOMMUNICATION SERVICES: 2.9%
250,000	AT&T Mobility LLC	6.500%	12/15/2011	(b)	263,825
308,000	British Telecommunications Plc (c)	5.150%	01/15/2013		327,913
250,000	British Telecommunications Plc (c)	5.950%	01/15/2018		273,630
100,000	Qwest Corp.	6.500%	06/01/2017		108,500
222,000	Telecom Italia Capital (c)	4.950%	09/30/2014		227,449
286,000	Telecom Italia Capital (c)	5.250%	11/15/2013		297,956
250,000	Telefonica Emisiones S.A.U. (c)	4.949%	01/15/2015		258,921

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date		Value

$190,000	Telefonos De Mexico SAB (c)	5.500%	01/27/2015		$205,829
250,000	Verizon New England Inc.	4.750%	10/01/2013		266,881

					2,230,904

UTILITIES: 10.1%
290,000	American Water Capital Corp.	6.085%	10/15/2017		325,320
120,000	Appalachian Power Co.	4.950%	02/01/2015		128,995
44,000	Arizona Public Service Co.	6.250%	08/01/2016		49,177
250,000	Arizona Public Service Co.	6.500%	03/01/2012		264,207
250,000	Commonwealth Edison	4.700%	04/15/2015	(b)	270,789
263,000	Enersis SA (c)	7.375%	01/15/2014		290,671
45,000	Enersis SA/Cayman Island (c)	7.400%	12/01/2016		50,728
250,000	Entergy New Orleans Inc.	5.250%	08/01/2013		264,806
335,000	Florida Power & Light	4.850%	02/01/2013		358,557
265,000	Jersey Central Power & Light	5.625%	05/01/2016		291,696
250,000	KCP&L Greater Missouri	7.950%	02/01/2011		251,256
500,000	National Fuel Gas Co.	6.700%	11/21/2011		523,405
270,000	National Grid Plc (c)	6.300%	08/01/2016		308,242
300,000	National Rural Utilities	6.550%	11/01/2018		340,087
250,000	National Rural Utilities Coopertive	5.450%	04/10/2017		275,671
266,000	Nisource Finance Corp.	5.400%	07/15/2014		291,706
115,000	Nisource Finance Corp.	7.860%	03/27/2017		129,776
165,000	Northern Indiana Public Services	7.590%	06/12/2017		186,458
300,000	Northern State Power (A Minnesota Corporation)	8.000%	08/28/2012		333,368
236,000	Ohio Edison	5.450%	05/01/2015		256,460
197,000	Ohio Edison	6.400%	07/15/2016		224,625
214,000	Oneok Inc.	6.150%	10/01/2016		240,507
250,000	Oneok Inc.	7.125%	04/15/2011		254,382
500,000	Pacificorp	5.450%	09/15/2013		547,845
45,000	Pennsylvania Electric Co.	6.050%	09/01/2017		48,693
105,000	PPL Energy Supply, LLC	6.200%	05/15/2016		115,611
400,000	PSEG Power LLC	7.750%	04/15/2011		407,761
17,000	Puget Sound Energy, Inc.	6.740%	06/15/2018		19,435
250,000	Southwestern Electric Power	5.875%	03/01/2018		269,183
250,000	Southwestern Public Service	8.750%	12/01/2018		313,319
10,000	Xcel Energy Inc.	5.613%	04/01/2017		10,852

					7,643,588

TOTAL CORPORATE BONDS
(Cost $62,141,775)					64,672,310

U.S. GOVERNMENT AGENCY OBLIGATIONS: 9.0%
Federal Farm Credit Bank – 0.1%
25,000		4.100%	04/08/2019		25,208
50,000		4.250%	03/30/2020		50,467

					75,675

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate		Maturity Date	Value

Federal Home Loan Bank – 2.3%
$10,000		4.100%		06/10/2019	$10,008
800,000		4.200%		01/28/2020	842,149
50,000		4.250%		02/25/2020	50,290
25,000		4.250%		03/24/2020	25,227
35,000		4.300%		05/20/2020	35,404
20,000		4.400%		01/13/2020	20,021
10,000		4.500%		01/24/2018	10,023
500,000		4.810%		01/18/2018	500,867
15,000		5.250%		01/04/2018	15,000
225,000		5.500%		08/20/2018	249,344

					1,758,333

Federal Home Loan Mortgage Corporation – 3.2%
233,000		4.000%		07/15/2018	233,278
30,000		4.000%		08/15/2019	30,141
Federal Home Loan Mortgage Corporation, Continued
96,000		4.000%		03/15/2020	96,564
200,000		4.000%		03/15/2020	201,004
300,000		4.000%		07/13/2020	300,266
20,000		4.000	%(a)	02/15/2025	20,089
150,000		4.000	%(a)	02/15/2025	150,600
30,000		4.125%		03/15/2019	30,227
55,000		4.500	%(a)	01/15/2025	55,072
105,966		5.500%		05/01/2037	113,057
500,000		6.000%		08/22/2022	515,953
675,000		6.050%		08/22/2022	699,985

					2,446,236

Federal Home Loan Mortgage Corporation Mortgage Backed Securities – 2.3%
250,000	Series 2668, Class OE	5.000%		10/15/2028	255,962
725,783	Series 3165, Class NC	5.500%		01/15/2032	743,431
47,365	Series R006, Class AK	5.750%		12/15/2018	49,173
687,954	Series 3165, Class GC	6.000%		05/15/2032	708,635

					1,757,201

Federal National Mortgage Association – 0.7%
10,000		4.000	%(a)	06/09/2025	10,003
10,000		4.200%		12/23/2019	10,091
205,000		4.300%		03/30/2020	206,533
250,000		6.000%		04/28/2021	254,152

					480,779

Federal National Mortgage Association Mortgage Backed Securities – 0.4%
300,000	Series 2006-63, Class QD	5.500%		02/25/2030	309,825

TOTAL U.S. GOVERNMENT AGENT OBLIGATIONS					6,828,049

(Cost $6,674,204)

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Shares		Coupon Rate		Maturity Date	Value

PREFERRED STOCKS: 2.9%
Closed-End: 1.5%
10	Advent Claymore Convertable Security	1.504	%(a)		$250,000
3	Blackrock Preferred Income Strategy Fund	1.504	%(a)		75,000
3	Eaton Vance Floating Rate Income Trust Preferred Auction Series B	1.504	%(a)		75,000
9	Eaton Vance Limited Duration Income Fund Series B	0.257	%(a)		225,000
7	Eaton Vance Limited Duration Income Fund Series C	0.287	%(a)		175,000
7	Eaton Vance Limited Duration Income Fund Series D	0.212	%(a)		175,000
7	Eaton Vance Limited Duration Income Fund Series E	0.212	%(a)		175,000

					1,150,000

Financials: 1.4%
30,000	HSBC Holdings PLC (c)	8.000%			799,500
10,000	JPM Chase Capital XXVIII	7.200	%(a)		269,900

					1,069,400

TOTAL PREFERRED STOCKS
(Cost $2,150,000)					2,219,400

SHORT TERM INVESTMENT – 1.7%
CORPORATE BOND - 0.1%
75,000	KCP&L Greater Missouri	7.950%		02/01/2011	75,377
MONEY MARKET INVESTMENT – 1.6%
1,182,720	Fidelity Institutional Money Market Portfolio, 0.22% (e)				1,182,720

TOTAL SHORT TERM INVESTMENT
(Cost $1,258,153)					1,258,097

INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING: 9.8%
MONEY MARKET INVESTMENT: 9.8%
7,455,285	Mount Vernon Securities Lending Trust Prime Portfolio, 0.29% (e)				7,455,285

TOTAL INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING
(Cost $7,455,285)					7,455,285

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Value

TOTAL INVESTMENTS
(Cost $79,679,417), 108.6%	$82,433,141
LIABILITIES IN EXCESS OF OTHER ASSETS, (8.6%)	(6,529,619)

TOTAL NET ASSETS, 100.0%	$75,903,522

(a)	Variable Rate.
(b)	This security or portion of this security is out on loan at December 31, 2010.
(c)	U.S. Dollar-denominated foreign security.
(d)	Defaulted Security.
(e)	7-Day Yield.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Various inputs are used in determining the value of the Portfolio's investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Preferred Stocks
Closed End Funds	$—	$—	$1,150,000	$1,150,000
Financials	1,069,400	—	—	1,069,400

Total Preferred Stocks	1,069,400	—	1,150,000	2,219,400

Fixed Income
Corporate Bonds	—	64,747,687	—	64,747,687
U.S. Government Agency Obligations	—	6,828,049	—	6,828,049

Total Fixed Income	—	71,575,736	—	71,575,736

Short Term Investment	1,182,720	—	—	1,182,720

Investments Purchased With Cash Proceeds From Securities Lending
Money Market Fund	7,455,285	—	—	7,455,285

Total Investments Purchased With Cash Proceeds From Securities Lending	7,455,285	—	—	7,455,285

Total Investments in Securities	$9,707,405	$71,575,736	$1,150,000	$82,433,141

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the most recent annual report.

ROCHDALE INTERMEDIATE FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Summary of Fair Value Exposure

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Investments in Securities
Balance as of December 31, 2009	$1,495
Accrued discounts/premiums	—
Realized gain (loss)	(947)
Change in unrealized appreciation (depreciation)	3,694
Purchases	—
Sales	(4,242)
Transfers in and/or out of Level 3*	1,150,000

Balance as of December 31, 2010	$1,150,000

*	The information used in the above reconciliation represents fiscal year to date activity for any investments identified as using Level 3 inputs at either the beginning or end of the current fiscal period. Transfers in or out of Level 3 represents either the beginning value (for transfers in) or ending value (for transfers out) of any security or instrument where a change in the pricing level occurred from the beginning to the end of the period.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010

Principal Amount		Coupon Rate	Maturity Date	Value
CORPORATE BONDS: 53.0%
AEROSPACE / DEFENSE: 0.8%
$250,000	Alliant Techsystems Inc.	6.750%	04/01/2016	$259,063
375,000	Altegrity Inc.(Acquired 7/13/2009 and 7/22/2009, Cost $171,733 and $153,177, respectively) (c)(e)(g)	10.500%	11/01/2015	384,844
125,000	Altegrity Inc.(Acquired 9/29/2010, Cost $122,628) (c)(e)(g)	11.750%	05/01/2016	127,656
35,000	Kratos Defense & Security Solutions (Acquired 5/12/2010, Cost $35,000) (c)(e)(g)	10.000%	06/01/2017	38,763
100,000	Mantech International Corp.	7.250%	04/15/2018	104,500
450,000	Transdigm Inc.	7.750%	07/15/2014	468,000
775,000	Transdigm Inc.(Acquired 12/1/2010, Cost $775,000), Callable 12/15/2014 (c)(e)(g)	7.750%	12/15/2018	802,125

				2,184,951

AUTOMOTIVE: 2.4%
50,000	Affinia Group Inc.(Acquired 12/6/2010, Cost $50,000), Callable 2/25/2011 (c)(e)(g)	9.000%	11/30/2014	51,375
270,000	Affinia Group Inc.(Acquired 8/6/2009 – 12/7/2009, Aggregate Cost $289,103) (c)(e)(g)	10.750%	08/15/2016	299,700
250,000	American Axle & Manufacturing Holdings, Inc.(Acquired 12/10/2009 and 7/20/2010, Cost $49,357 and $211,371, respectively) (c)(e)(g)	9.250%	01/15/2017	279,375

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date	Value
AUTOMOTIVE, Continued
$450,000	ArvinMeritor Inc.	10.625%	03/15/2018	$506,249
350,000	Cooper-Standard Automotive (Acquired 4/29/2010 – 5/20/2010, Aggregate Cost $347,026) (c)(e)(g)	8.500%	05/01/2018	371,000
175,000	Ford Motor Credit Co. LLC	6.625%	08/15/2017	183,923
450,000	Ford Motor Credit Co. LLC	7.500%	08/01/2012	478,444
800,000	Ford Motor Credit Co. LLC	8.000%	06/01/2014	881,365
475,000	Ford Motor Credit Co. LLC	8.000%	12/15/2016	530,793
75,000	Ford Motor Credit Co. LLC	8.125%	01/15/2020	87,256
350,000	Lear Corp.	7.875%	03/15/2018	374,500
50,000	Lear Corp.	8.125%	03/15/2020	54,375
325,000	Navistar International Corp.	8.250%	11/01/2021	349,375
300,000	Pinafore, LLC (Acquired 9/21/2010 and 11/2/2010, Cost $175,000 and $133,936, respectively) (c)(e)(g)	9.000%	10/01/2018	324,000
300,000	Stoneridge, Inc. (Acquired 9/24/2010 and 10/1/2010, Cost $250,000 and $52,073, respectively) (c)(e)(g)	9.500%	10/15/2017	324,000
275,000	Tenneco Inc. (Acquired 12/9/2010, Cost $ 275,000), Callable 12/15/2015 (c)(e)(g)	6.875%	12/15/2020	281,188
50,000	Tenneco Inc.(Acquired 7/29/2010, Cost $50,000) (c)(e)(g)	7.750%	08/15/2018	53,000
258,000	Tower Automotive, Inc.(Acquired 8/13/2010 and 10/20/2010, Cost $177,742 and $79,790, respectively) (c)(e)(g)	10.625%	09/01/2017	277,350
325,000	TRW Automotive, Inc.(Acquired 11/18/2009 - 12/2/2009, Aggregate Cost $327,489) (c)(e)(g)	8.875%	12/01/2017	364,000

				6,071,268

BUILDING MATERIALS: 0.7%
50,000	Associated Materials LLC (Acquired 10/1/2010, Cost $50,000), Callable 11/1/2013 (c)(e)(g)	9.125%	11/01/2017	52,250
100,000	Building Materials Corp.(Acquired 3/9/2010, Cost 99,135) (c)(e)(g)	7.500%	03/15/2020	101,750
125,000	Interline Brands, Inc.(Acquired 11/4/2010, Cost $125,000) (c)(e)(g)	7.000%	11/15/2018	126,875
148,000	Norcraft Holdings	9.750%	09/01/2012	148,925
450,000	Norcraft Holdings	10.500%	12/15/2015	478,125
200,000	Nortek Inc.(Acquired 11/18/2010, Cost $200,000), Callable 12/1/2014 (c)(e)(g)	10.000%	12/01/2018	206,500
350,000	Nortek Inc.	11.000%	12/01/2013	372,750
275,000	Ply Gem Industries	11.750%	06/15/2013	294,250

				1,781,425

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date	Value
CABLE / WIRELESS VIDEO: 0.4%
$40,000	Cequel Communications Holdings (Acquired 4/29/2010, Cost $40,750) (c)(e)(g)	8.625%	11/15/2017	$41,800
310,000	Insight Communications I, LLC (Acquired 6/30/2010 – 8/6/2010, Aggregate Cost $313,492) (c)(e)(g)	9.375%	07/15/2018	330,150
550,000	Virgin Media Finance Plc (b)	9.500%	08/15/2016	621,500

				993,450

CHEMICALS: 2.0%
375,000	Ashland Inc.	9.125%	06/01/2017	432,187
75,000	Celanese Corp.(Acquired 9/15/2010, Cost $75,000) (c)(e)(g)	6.625%	10/15/2018	77,438
50,000	CF Industries Inc.	6.875%	05/01/2018	53,500
50,000	CF Industries Inc.	7.125%	05/01/2020	54,750
250,000	Compass Minerals International, Inc.	8.000%	06/01/2019	272,500
275,000	Ferro Corp.	7.875%	08/15/2018	290,125
425,000	Hexion U.S. Finance Corp./ Hexion Nova Scotia	8.875%	02/01/2018	454,219
200,000	Hexion U.S. Finance Corp./ Hexion Nova Scotia (Acquired 10/27/2010 and 11/1/2010, Cost $125,000, and $78,156, respectively), Callable 11/15/2015 (c)(e)(g)	9.000%	11/15/2020	211,500
475,000	Huntsman International LLC	5.500%	06/30/2016	459,562
150,000	Huntsman International LLC	8.625%	03/15/2020	163,125
250,000	Huntsman International LLC (Acquired 9/14/2010, Cost $250,000) (c)(e)(g)	8.625%	03/15/2021	270,000
200,000	Koppers Inc.	7.875%	12/01/2019	214,500
400,000	Momentive Performance Materials Inc.(Acquired 10/27/2010 and 12/2/2010, Cost $125,000 and $281,146, respectively), Callable 1/15/2016 (c)(e)(g)	9.000%	01/15/2021	422,000
550,000	Nalco Co.(Acquired 12/9/2010, Cost $550,000) (c)(e)(g)	6.625%	01/15/2019	562,375
125,000	OMNOVA Solutions Inc.(Acquired 10/22/2010 and 12/7/2010, Cost $50,000 and 75,933, respectively), Callable 11/1/2014 (c)(e)(g)	7.875%	11/01/2018	125,938
250,000	Oxea Finance (Acquired 7/9/2010 and 7/19/2010, Cost $125,000 and $129,172, respectively) (b)(c)(e)(g)	9.500%	07/15/2017	270,938
100,000	Solutia, Inc.	7.875%	03/15/2020	107,000
450,000	Solutia, Inc.	8.750%	11/01/2017	492,749
175,000	Vertellus Specialties, Inc. (Acquired 9/27/2010 and 9/28/2010, Cost $100,000 and $77,337, respectively) (c)(e)(g)	9.375%	10/01/2015	185,500

				5,119,906

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date	Value
CONSTRUCTION MACHINERY: 0.3%
$125,000	Case New Holland Inc. (Acquired 6/22/2010. Cost $124,150) (c)(e)(g)	7.875%	12/01/2017	$136,563
425,000	RSC Equipment Rental Inc.(Acquired 7/13/2009 – 9/15/2009, Aggregate Cost $443,336) (c)(e)(g)	10.000%	07/15/2017	478,125
100,000	RSC Equipment Rental Inc.	10.250%	11/15/2019	111,500

				726,188

CONSUMER PRODUCTS: 2.5%
400,000	Central Garden and Pet Co.	8.250%	03/01/2018	405,000
225,000	Diversey, Inc.	8.250%	11/15/2019	244,125
400,000	Diversey Holdings, Inc.	10.500%	05/15/2020	460,000
600,000	Easton-Bell Sports Inc.	9.750%	12/01/2016	658,500
250,000	Jarden Corp.	7.500%	05/01/2017	263,438
200,000	Jarden Corp.	8.000%	05/01/2016	217,750
250,000	Libbey Glass Inc. (Acquired 1/28/2010 and 7/8/2010, Cost $98,366 and $155,858, respectively) (c)(e)(g)	10.000%	02/15/2015	268,750
200,000	Prestige Brands, Inc. (Acquired 10/22/2010 – 10/29/2010, Aggregate Cost $208,364) (c)(e)(g)	8.250%	04/01/2018	207,000
400,000	School Specialty	3.750%	11/30/2026	390,000
250,000	Scotts Miracle-Gro Co./The (Acquired 12/13/2010, Cost 250,000) (c)(e)(g)	6.625%	12/15/2020	250,000
625,000	Sealy Mattress Co.	8.250%	06/15/2014	639,063
180,000	Sealy Mattress Co.(Acquired 7/13/2009 and 9/3/2009, Cost $110,035 and 79,917, respectively) (c)(e)(g)	10.875%	04/15/2016	203,400
575,000	Simmons Bedding Co. (Acquired 2/2/2010 – 6/3/2010, Aggregate Cost $616,600) (c)(e)(g)	11.250%	07/15/2015	620,999
150,000	Spectrum Brands Inc. (Acquired 6/4/2010, Cost $147,951) (c)(e)(g)	9.500%	06/15/2018	164,813
557,030	Spectrum Brands Inc.	12.000%	08/28/2019	621,784
850,000	Visant Corp.(Acquired 9/17/2010, Cost 850,000) (c)(e)(g)	10.000%	10/01/2017	903,125

				6,517,747

ENERGY: 3.2%
10,000	Alta Mesa Holdings/ Finance (Acquired 10/7/2010, Cost $9,931), Callable 10/15/2014 (c)(e)(g)	9.625%	10/15/2018	9,713
280,000	Atlas Pipeline Partners LP	8.750%	06/15/2018	292,600
475,000	ATP Oil & Gas Corp.(Acquired 4/19/2010 – 12/7/2010, Aggregate Cost $452,845) (c)(e)(g)	11.875%	05/01/2015	448,875
400,000	Basic Energy Services	7.125%	04/15/2016	388,000
75,000	Berry Petroleum Co., Callable 11/1/2015	6.750%	11/01/2020	75,375

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate		Maturity Date	Value
ENERGY, Continued
$550,000	CHC Helicopter SA (Acquired 9/22/2010, Cost $541,195) (b)(c)(e)(g)	9.250%		10/15/2020	$569,250
100,000	Chesapeake Energy Corp.	6.875%		08/15/2018	101,500
575,000	Chesapeake Energy Corp.	9.500%		02/15/2015	648,313
300,000	Cie Generale de Geophysique (b)	7.500%		05/15/2015	305,250
200,000	Cie Generale de Geophysique (b)	7.750%		05/15/2017	205,000
75,000	Cie Generale de Geophysique (b)	9.500%		05/15/2016	81,750
400,000	Coffeyville Resources (Acquired 3/25/2010 – 12/15/2010, Aggregate Cost $402,232), Callable 4/1/2013 (c)(e)(g)	10.875%		04/01/2017	430,000
275,000	Complete Production Services	8.000%		12/15/2016	284,625
250,000	Concho Resources Inc., Callable 1/15/2016	7.000%		01/15/2021	256,250
125,000	Denbury Resources Inc.	8.250%		02/15/2020	135,625
75,000	Denbury Resources Inc.	9.750%		03/01/2016	83,625
375,000	EXCO Resources, Inc.	7.500%		09/15/2018	367,500
75,000	Frac Tech Services LLC, Callable 11/15/2014 (Acquired 11/4/2010, Cost $75,000) (c)(e)(g)	7.125%		11/15/2018	76,125
220,000	Linn Energy LLC/ Finance Corp.(Acquired 9/8/2010, Cost $216,181) (c)(e)(g)	7.750%		02/01/2021	225,500
400,000	Linn Energy LLC/ Finance Corp.(Acquired 3/30/2010, Cost $390,208) (c)(e)(g)	8.625%		04/15/2020	431,000
100,000	Linn Energy LLC/ Finance Corp.	11.750%		05/15/2017	114,500
650,000	McJunkin Red Man Corp.(Acquired 12/16/2009 – 7/9/2010, Aggregate Cost $636,082) (c)(e)(g)	9.500%		12/15/2016	614,250
475,000	Petrohawk Energy Corp., Callable 8/15/2014	7.250%		08/15/2018	479,750
375,000	PHI, Inc.(Acquired 9/16/2010 – 12/7/2010, Aggregate Cost $375,997) (c)(e)(g)	8.625%		10/15/2018	384,375
350,000	Plains Exploration & Production Co.	7.750%		06/15/2015	364,875
735,000	Western Refining Inc.(Acquired 7/6/2009 and 8/14/2009, Cost $312,098 and $377,575, respectively) (c)(e)(g)	10.750%	(a)	06/15/2014	782,775

					8,156,401

ENTERTAINMENT: 0.9%
500,000	Cedar Fair LP (Acquired 7/15/2010 – 12/8/2010, Aggregate Cost $508,598) (c)(e)(g)	9.125%		08/01/2018	538,125
500,000	Cinemark USA Inc.	8.625%		06/15/2019	541,250
475,000	Regal Cinemas Corp.	8.625%		07/15/2019	503,500
500,000	Universal City Development Partners Ltd.	8.875%		11/15/2015	531,250
200,000	Universal City Development Partners Ltd.	10.875%		11/15/2016	218,500

					2,332,625

FINANCIAL INSTITUTIONS: 3.9%
100,000	Ally Financial Inc. (Acquired 11/15/2010, Cost $98,602) (c)(e)(g)	6.250%		12/01/2017	100,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date	Value
FINANCIAL INSTITUTIONS, Continued
$200,000	Ally Financial Inc.	6.875%	09/15/2011	$205,500
550,000	Ally Financial Inc.	7.000%	02/01/2012	569,250
225,000	Ally Financial Inc. (Acquired 8/9/2010, Cost $223,011) (c)(e)(g)	7.500%	09/15/2020	235,969
450,000	Ally Financial Inc.	8.000%	03/15/2020	491,625
1,100,000	Ally Financial Inc.	8.300%	02/12/2015	1,210,000
2,825,000	CIT Group, Inc.	7.000%	05/01/2017	2,832,062
450,000	CIT Group Funding Co. of Delaware	10.250%	05/01/2017	459,585
365,000	Icahn Enterprises	8.000%	01/15/2018	364,675
215,000	International Lease Finance Corp.	8.250%	12/15/2020	221,450
330,000	International Lease Finance Corp.(Acquired 3/17/2010 and 3/30/2010, Cost $207,035 and $121,069, respectively) (c)(e)(g)	8.625%	09/15/2015	354,750
1,165,000	International Lease Finance Corp.(Acquired 3/17/2010 – 12/1/2010, Aggregate Cost $1,147,393) (c)(e)(g)	8.750%	03/15/2017	1,249,462
225,000	International Lease Finance Corp.	8.875%	09/01/2017	242,719
900,000	MBIA Inc.	5.700%	12/01/2034	589,394
900,000	Nuveen Investments Inc.	10.500%	11/15/2015	920,250

				10,046,691

FOOD & BEVERAGE: 1.9%
725,000	Aramark Corp.	8.500%	02/01/2015	757,625
225,000	B & G Foods Inc.	7.625%	01/15/2018	236,813
75,000	Darling International Inc.(Acquired 12/3/2010, Cost $75,000), Callable 12/15/2014 (c)(e)(g)	8.500%	12/15/2018	78,188
600,000	Dean Foods Co.	7.000%	06/01/2016	550,499
425,000	Dean Foods Co.(Acquired 12/9/2010, Cost $425,000), Callable 12/15/2014 (c)(e)(g)	9.750%	12/15/2018	428,188
450,000	Michael Foods Inc.(Acquired 6/22/2010 – 11/5/2010, Aggregate Cost $463,46) (c)(e)(g)	9.750%	07/15/2018	491,625
175,000	Pinnacle Foods Finance LLC, Callable 9/1/2013	8.250%	09/01/2017	178,938
425,000	Pinnacle Foods Finance LLC, Callable 4/1/2011	9.250%	04/01/2015	442,531
200,000	Pinnacle Foods Finance LLC	10.625%	04/01/2017	214,000
200,000	Reddy Ice Corp.	11.250%	03/15/2015	204,500
227,000	Reddy Ice Corp.	13.250%	11/01/2015	194,085
450,000	Smithfield Foods Inc.	7.750%	07/01/2017	468,000
325,000	Smithfield Foods Inc.(Acquired 7/13/2009 – 1/5/2010, Aggregate Cost $334,869) (c)(e)(g)	10.000%	07/15/2014	374,563
300,000	Treehouse Foods Inc.	7.750%	03/01/2018	325,125

				4,944,680

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date	Value
GAMING: 2.5%
$275,000	American Casino & Entertainment	11.000%	06/15/2014	$279,125
475,000	Ameristar Casinos Inc.	9.250%	06/01/2014	508,250
100,000	Diamond Resorts Corp.(Acquired 8/10/2010, Cost $97,589) (c)(e)(g)	12.000%	08/15/2018	100,000
150,000	Global Cash Access LLC	8.750%	03/15/2012	150,750
625,000	Great Canadian Gaming Corp.(Acquired 7/8/2009 – 12/14/2010, Aggregate Cost $606,570) (b)(c)(e)(g)	7.250%	02/15/2015	639,062
700,000	Harrahs Entertainment Inc.	11.250%	06/01/2017	787,500
400,000	Jacobs Entertainment, Inc.	9.750%	06/15/2014	389,000
1,000,000	MGM Mirage Inc.	7.500%	06/01/2016	935,000
250,000	MGM Mirage Inc.	11.125%	11/15/2017	287,500
200,000	MGM Mirage Inc.	11.375%	03/01/2018	217,000
100,000	Peninsula Gaming LLC	8.375%	08/15/2015	105,125
425,000	Peninsula Gaming LLC	10.750%	08/15/2017	457,938
275,000	Penn National Gaming Inc.	8.750%	08/15/2019	303,188
200,000	San Pasqual Casino (Acquired 9/21/2009, Cost $194,269) (c)(e)(g)	8.000%	09/15/2013	200,250
75,000	Seminole Indian Tribe of Florida (Acquired 11/3/2010, Cost $75,000), Callable 10/1/2013 (c)(e)(g)	7.750%	10/01/2017	77,438
275,000	Seminole Indian Tribe of Florida (Acquired 11/19/2009, Cost $253,165) (c)(e)(g)	7.804%	10/01/2020	267,987
100,000	Wynn Las Vegas LLC, Callable 8/15/2015	7.750%	08/15/2020	108,250
300,000	Wynn Las Vegas LLC	7.875%	11/01/2017	323,250
225,000	Yonkers Racing Corp.(Acquired 7/13/2009 –1/7/2010, Aggregate Cost $232,888) (c)(e)(g)	11.375%	07/15/2016	247,781

				6,384,394

HEALTH CARE: 4.4%
375,000	Alere Inc., Callable 02/01/2013	7.875%	02/01/2016	375,938
325,000	Alere Inc., Callable 05/15/2013	9.000%	05/15/2016	334,750
100,000	Axcan Intermediate Holdings	9.250%	03/01/2015	103,500
425,000	Bausch & Lomb Inc.	9.875%	11/01/2015	454,750
1,150,000	Biomet Inc.	11.625%	10/15/2017	1,270,749
350,000	Bio-Rad Laboratories, Inc.	8.000%	09/15/2016	379,750
375,000	CRC Health Corp.	10.750%	02/01/2016	375,938
115,000	Endo Pharmaceuticals Holdings Inc.(Acquired 11/18/2010, Cost $113,971), Callable 12/15/2015 (c)(e)(g)	7.000%	12/15/2020	117,300
305,000	HCA Holdings Inc.(Acquired 11/10/2010, Cost $305,000), Callable 11/15/2015 (c)(e)(g)	7.750%	05/15/2021	305,000
350,000	HCA Inc.	7.875%	02/15/2020	374,500
2,075,000	HCA Inc.	9.625%	11/15/2016	2,222,843
600,000	Multiplan, Inc.(Acquired 8/12/2010 – 12/7/2010, Aggregate Cost $608,157) (c)(e)(g)	9.875%	09/01/2018	637,500

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate		Maturity Date	Value
HEALTH CARE, Continued
$375,000	National Mentor Holdings, Inc.(Acquired 7/16/2009 – 7/8/2010, Aggregate Cost $348,478), Callable 3/14/2011 (e)	11.250%		07/01/2014	$380,625
525,000	Omnicare Inc.	6.875%		12/15/2015	534,188
50,000	Omnicare Inc.	7.750%		06/01/2020	51,500
160,000	Rotech Healthcare Inc.(Acquired 9/29/2010, Cost $155,677) (c)(e)(g)	10.750%		10/15/2015	164,800
625,000	United Surgical Partners	9.250%		05/01/2017	650,000
550,000	Universal Hospital Services, Inc.	8.500%		06/01/2015	565,125
775,000	Vanguard Health Holdings LLC/ Inc.	8.000%		02/01/2018	794,375
450,000	Ventas Realty LP	6.500%		06/01/2016	467,978
704,531	VWR Funding Inc.	10.250%		07/15/2015	739,758

					11,300,867

INDUSTRIALS: 2.4%
275,000	American Tire Distributors Inc.(Acquired 5/19/2010, Cost $271,590) (c)(e)(g)	9.750%		06/01/2017	297,000
100,000	Amsted Industries (Acquired 3/12/2010, Cost $99,280) (c)(e)(g)	8.125%		03/15/2018	106,125
125,000	Atkore International Inc.(Acquired 12/15/2010, Cost $125,000), Callable 1/1/2014 (c)(e)(g)	9.875%		01/01/2018	130,000
400,000	Baldor Electric Co.	8.625%		02/15/2017	448,000
250,000	Belden Inc., Callable 6/15/2014	9.250%		06/15/2019	274,063
375,000	Cleaver-Brooks Inc.(Acquired 4/21/2010 - 12/10/2010, Aggregate Cost $381,339) (c)(e)(g)	12.250%		05/01/2016	397,969
375,000	General Cable Corp.	2.665%	(a)	04/01/2015	357,188
500,000	General Cable Corp.	7.125%		04/01/2017	514,999
300,000	Hillman Group Inc., Callable 6/1/2014	10.875%		06/01/2018	329,250
275,000	International Wire Group (Acquired 4/20/2010 and 7/21/2010, Cost $247,595 and $25,120, respectively) (c)(e)(g)	9.750%		04/15/2015	287,375
425,000	Knowledge Learning Center (Acquired 7/21/2009 – 7/13/2010, Aggregate Cost $414,040) (c)(e)(g)	7.750%		02/01/2015	416,500
15,000	Manitowoc Co. Inc./The, Callable 11/1/2015	8.500%		11/01/2020	15,938
300,000	Maxim Crane Works LP (Acquired 3/31/2010 – 7/29/2010, Aggregate Cost $296,272) (c)(e)(g)	12.250%		04/15/2015	291,375
325,000	Mueller Water Products Inc.	7.375%		06/01/2017	313,625
275,000	Mueller Water Products Inc., Callable 9/1/2015	8.750%		09/01/2020	303,875
625,000	RBS Global & Rexnord Corp.	8.500%		05/01/2018	664,062
450,000	Sensus Metering Systems, Inc.	8.625%		12/15/2013	456,749
325,000	SPX Corp.	7.625%		12/15/2014	353,438

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date	Value
INDUSTRIALS, Continued
$200,000	Thermon Industries, Inc.(Acquired 4/23/2010 and 7/8/2010, Cost $50,000 and $152,883, respectively) (c)(e)(g)	9.500%	05/01/2017	$213,000

				6,170,531

LODGING: 0.1%
129,000	Host Hotels & Resorts LP	7.125%	11/01/2013	130,935

MEDIA - CABLE: 0.5%
400,000	Charter Communications Holdings II, Callable 4/30/2013	7.875%	04/30/2018	414,000
50,000	Charter Communications Holdings II, Callable 4/30/2015	8.125%	04/30/2020	52,625
225,000	Charter Communications Holdings II	13.500%	11/30/2016	268,313
475,000	Dish DBS Corp.	6.625%	10/01/2014	492,813
115,000	Kabel Deutschland GmbH (b)	10.625%	07/01/2014	119,073

				1,346,824

MEDIA - NON-CABLE: 4.1%
50,000	Affinion Group, Inc.(Acquired 11/8/2010, Cost $49,628), Callable 12/15/2014 (c)(e)(g)	7.875%	12/15/2018	48,750
25,000	AMC Entertainment Holdings, Inc. (Acquired 12/1/2010, Cost $25,000), Callable 12/1/2015 (c)(e)(g)	9.750%	12/01/2020	26,000
95,000	Citadel Broadcasting Corp.(Acquired 12/6/2010, Cost $95,000), Callable 12/15/2014 (c)(e)(g)	7.750%	12/15/2018	98,325
625,000	Clear Channel Worldwide	9.250%	12/15/2017	683,999
225,000	Entravision Communications Corp.(Acquired 7/22/2010 and 8/4/2010, Cost $74,041 and $153,240, respectively) (c)(e)(g)	8.750%	08/01/2017	237,375
400,000	Fox Acquisition Sub LLC (Acquired 7/29/2009 and 11/1/2010, Cost $159,423 and $165,476, respectively) (c)(e)(g)	13.375%	07/15/2016	438,000
100,000	Inmarsat Finance Plc (Acquired 11/12/2009, Cost $99,256) (b)(c)(e)(g)	7.375%	12/01/2017	105,000
775,000	Intelsat Intermediate Holdings (b)	9.500%	02/01/2015	798,250
125,000	Intelsat Jackson Holdings (Acquired 10/14/2009, Cost $123,958) (b)(c)(e)(g)	8.500%	11/01/2019	135,938
1,075,000	Intelsat Jackson Holdings (b)	11.250%	06/15/2016	1,158,313
325,000	Interpublic Group Cos., Inc.	10.000%	07/15/2017	380,250
450,000	Lamar Media Corp.	6.625%	08/15/2015	456,750
225,000	Lamar Media Corp.	9.750%	04/01/2014	258,750
425,000	MDC Partners Inc., Callable 11/1/2013 (b)	11.000%	11/01/2016	468,562
575,000	Medimedia USA Inc.(Acquired 8/25/2009 – 7/28/2010, Aggregate Cost $410,122) (c)(e)(g)	11.375%	11/15/2014	494,500

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate		Maturity Date	Value
MEDIA - NON-CABLE, Continued
$275,000	Nexstar Broadcasting Group, Inc.(Acquired 4/8/2010 and 7/13/2010, Cost $198,728 and $76,791, respectively) (c)(e)(g)	8.875%		04/15/2017	$292,188
225,000	Nexstar Broadcasting Inc.	7.000%		01/15/2014	219,938
300,000	Nielsen Finance LLC (Acquired 9/30/2010 and 10/29/2010, Cost $148,901 and $154,442, respectively), Callable 10/15/2014 (c)(e)(g)	7.750%		10/15/2018	310,500
525,000	Nielsen Finance LLC	11.500%		05/01/2016	606,375
325,000	Nielsen Finance LLC	12.500%	(a)	08/01/2016	341,250
325,000	Proquest LLC (Acquired 9/16/2010 – 10/4/2010, Aggregate Cost $327,266) (c)(e)(g)	9.000%		10/15/2018	334,750
175,000	Quebecor Media, Inc. (b)	7.750%		03/15/2016	180,688
275,000	Rainbow National Services LLC (Acquired 7/13/2009, Cost $285,485) (c)(e)(g)	10.375%		09/01/2014	285,313
475,000	SGS International Inc.	12.000%		12/15/2013	489,250
375,000	Sirius XM Radio Inc.(Acquired 3/12/2010 – 6/18/2010, Aggregate Cost $373,228) (c)(e)(g)	8.750%		04/01/2015	405,937
500,000	SSI Investments II/ Co. LLC, Callable 6/1/2014	11.125%		06/01/2018	542,500
231,470	Umbrella Acquisition Inc.(Acquired 10/15/2009 – 9/15/2010, Aggregate Cost $200,036) (c)(e)(g)	9.750%		03/15/2015	249,988
350,000	XM Satellite Radio Inc.(Acquired 10/13/2010, Cost 350,000), Callable 11/1/2014 (c)(e)(g)	7.625%		11/01/2018	361,374
225,000	XM Satellite Radio Inc.(Acquired 9/14/2009 – 1/25/2010, Aggregate Cost $227,754) (c)(e)(g)	13.000%		08/01/2014	267,750

					10,676,563

METALS & MINING: 0.1%
300,000	Aquilex Holdings/ Aquilex Finance, Callable 12/15/2013	11.125%		12/15/2016	303,750
20,000	Novelis Inc.(Acquired 12/10/2010, Cost $20,000), Callable 12/15/2013 (b)(c)(e)(g)	8.375%		12/15/2017	20,700
60,000	Novelis Inc.(Acquired 12/10/2010, Cost $60,000), Callable 12/15/2015 (b)(c)(e)(g)	8.750%		12/15/2020	62,250

					386,700

PACKAGING: 2.0%
400,000	Ardagh Packaging Finance Plc (Acquired 9/30/2010, Cost $406,897) (b)(c)(e)(g)	9.125%		10/15/2020	415,999
400,000	Ball Corp.	7.125%		09/01/2016	431,000
225,000	Berry Plastics Corp.	9.500%		05/15/2018	225,563
100,000	Berry Plastics Corp.(Acquired 11/10/2010, Cost $100,000), Callable 1/15/2016 (c)(e)(g)	9.750%		01/15/2021	99,000

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date	Value
PACKAGING, Continued
$350,000	Bway Holding Co.(Acquired 6/8/2010 and 7/7/2010, Cost $273,993 and $78,961, respectively) (c)(e)(g)	10.000%	06/15/2018	$377,563
250,000	Bway Parent Co. Inc.(Acquired 10/21/2010, Cost $242,720), Callable 11/1/2012 (c)(e)(g)	10.125%	11/01/2015	252,500
525,000	Crown Americas LLC	7.750%	11/15/2015	545,999
575,000	Graham Packaging Co. LP, Callable 1/1/2014	8.250%	01/01/2017	598,000
200,000	Graham Packaging Co. LP, Callable 10/1/2014	8.250%	10/01/2018	210,000
400,000	Greif Inc.	7.750%	08/01/2019	438,000
425,000	Owens-Brockway Glass Container, Inc.	7.375%	05/15/2016	451,562
100,000	Reynolds Group (Acquired 10/6/2010, Cost $100,000), Callable 10/15/2014 (c)(e)(g)	7.125%	04/15/2019	101,750
575,000	Reynolds Group (Acquired 10/29/2009 – 11/18/2009, Aggregate Cost $572,814) (c)(e)(g)	7.750%	10/15/2016	608,063
275,000	Reynolds Group (Acquired 4/28/2010 and 9/20/2010, Cost $150,000 and $121,983, respectively) (c)(e)(g)	8.500%	05/15/2018	276,375
225,000	Reynolds Group (Acquired 10/6/2010 and 10/7/2010, Cost $100,000 and $128,377, respectively), Callable 10/15/2014 (c)(e)(g)	9.000%	04/15/2019	233,156

				5,264,530

PAPER: 1.2%
450,000	Boise Paper Holdings/ Finance	9.000%	11/01/2017	491,625
75,000	Cascades, Inc. (b)	7.875%	01/15/2020	78,375
150,000	Clearwater Paper Corp.(Acquired 10/13/2010, Cost $150,000), Callable 11/1/2014 (c)(e)(g)	7.125%	11/01/2018	154,875
700,000	Georgia-Pacific LLC (Acquired 7/8/2009 – 10/13/2009, Aggregate Cost $707,603) (c)(e)(g)	8.250%	05/01/2016	790,125
237,000	Graphic Packaging International Corp.	9.500%	08/15/2013	241,740
450,000	Graphic Packaging International Corp.	9.500%	06/15/2017	491,063
100,000	Newpage Corp.	11.375%	12/31/2014	94,000
250,000	PE Paper Escrow GMBH (Acquired 7/24/2009 – 12/16/2009, Aggregate Cost $252,838) (b)(c)(e)(g)	12.000%	08/01/2014	289,238
350,000	Rock-Tenn Co.	9.250%	03/15/2016	381,500

				3,012,541

RESTAURANTS: 1.1%
175,000	Blue Acquisition Sub Inc.(Acquired 10/1/2010, Cost $175,000), Callable 10/15/2014 (c)(e)(g)	9.875%	10/15/2018	186,375
625,000	DineEquity, Inc.(Acquired 10/6/2010 – 12/6/2010, Aggregate Cost $640,777), Callable 10/30/2014 (c)(e)(g)	9.500%	10/30/2018	662,500

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate		Maturity Date	Value
RESTAURANTS, Continued
$855,000	Dunkin Finance Corp. (Acquired 11/15/2010 – 12/21/2010, Aggregate Cost $858,908), Callable 2/25/2011 (c)(e)(g)	9.625%		12/01/2018	$863,549
575,000	NPC International Inc.	9.500%		05/01/2014	587,938
500,000	Seminole Hard Rock Entertainment, Inc.(Acquired 10/21/2009 – 10/19/2010, Aggregate Cost $442,269) (c)(e)(g)	2.802%	(a)	03/15/2014	457,500

					2,757,862

RETAILERS: 2.8%
425,000	Dollar General Corp.	11.875%		07/15/2017	493,000
275,000	Express LLC/ Express Finance	8.750%		03/01/2018	292,188
575,000	General Nutrition Center	5.750%	(a)	03/15/2014	569,250
400,000	Giraffe Acquisition Corp.(Acquired 11/18/2010 – 11/30/2010, Aggregate Cost $403,998), Callable 12/1/2014 (c)(e)(g)	9.125%		12/01/2018	417,000
350,000	Limited Brands Inc.	8.500%		06/15/2019	399,875
450,000	Macys Retail Holdings, Inc.	6.650%		07/15/2024	445,500
200,000	Nebraska Book Co.	8.625%		03/15/2012	175,000
425,000	Nebraska Book Co.	10.000%		12/01/2011	422,875
600,000	Penske Auto Group Inc., Callable 12/15/2011	7.750%		12/15/2016	611,999
550,000	PETCO Animal Supplies Stores, Inc. (Acquired 11/19/2010 – 12/10/2010, Aggregate Cost $558,205), Callable 12/1/2013 (c)(e)(g)	9.250%		12/01/2018	579,563
150,000	QVC Inc.(Acquired 3/17/2010, Cost $150,000) (c)(e)(g)	7.125%		04/15/2017	157,125
425,000	QVC Inc.(Acquired 9/22/2009 and 9/24/2009, Cost $122,848 and $300,693, respectively), Callable 12/1/2013 (c)(e)(g)	7.500%		10/01/2019	447,313
625,000	Sally Holdings LLC	10.500%		11/15/2016	689,062
550,000	Toys ‘R’ Us	10.750%		07/15/2017	627,000
275,000	Yankee Candle Co., Inc./The	8.500%		02/15/2015	286,000
625,000	Yankee Candle Co., Inc./The	9.750%		02/15/2017	651,563

					7,264,313

SERVICES: 1.3%
250,000	Bankrate Inc.(Acquired 6/29/2010 and 7/7/2010, Cost $148,616 and $99,750, respectively) (c)(e)(g)	11.750%		07/15/2015	277,500
450,000	Garda World Security Corp.(Acquired 3/8/2010 – 5/17/2010, Aggregate Cost $455,632) (b)(c)(e)(g)	9.750%		03/15/2017	482,625
475,000	KAR Auction Services	8.750%		05/01/2014	494,000
300,000	Reliance Intermediate Holdings (Acquired 7/23/2009 and 8/6/2009, Cost $143,509 and $147,750, respectively), Callable 12/15/2014 (b)(c)(e)(g)	9.500%		12/15/2019	315,375

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date	Value
SERVICES, Continued
$575,000	United Rentals North America Inc., Callable 9/15/2015	8.375%	09/15/2020	$585,062
75,000	United Rentals North America Inc., Callable 12/15/2014	9.250%	12/15/2019	83,438
375,000	West Corp.(Acquired 11/9/2010, Cost $375,000), Callable 11/15/2014 (c)(e)(g)	7.875%	01/15/2019	381,563
75,000	West Corp.(Acquired 9/30/2010, Cost $75,000), Callable 10/1/2014 (c)(e)(g)	8.625%	10/01/2018	79,500
725,000	West Corp.	11.000%	10/15/2016	786,624

				3,485,687

TECHNOLOGY: 4.3%
400,000	Activant Solutions Inc.	9.500%	05/01/2016	402,000
225,000	Advanced Micro Devices, Inc.(Acquired 7/26/2010 and 9/24/2010, Cost $50,000 and $176,307, respectively) (c)(e)(g)	7.750%	08/01/2020	233,438
350,000	Advanced Micro Devices, Inc.	8.125%	12/15/2017	371,000
425,000	Allen Systems Group, Inc.(Acquired 11/12/2010 – 12/20/2010, Aggregate Cost $427,364), Callable 11/15/2013 (c)(e)(g)	10.500%	11/15/2016	428,188
475,000	Aspect Software Inc.(Acquired 4/30/2010 – 12/6/2010, Aggregate Cost $480,643) (c)(e)(g)	10.625%	05/15/2017	487,469
275,000	Ceridian Corp., Callable 11/15/2011	11.250%	11/15/2015	272,250
500,000	Compucom Systems Inc.(Acquired 7/20/2009 – 10/4/2010, Aggregate Cost $469,777) (c)(e)(g)	12.500%	10/01/2015	537,500
50,000	Fidelity National Information Services, Inc.(Acquired 7/8/2010, Cost $50,000) (c)(e)(g)	7.625%	07/15/2017	52,625
125,000	Fidelity National Information Services, Inc.(Acquired 7/8/2010 and 9/7/2010, Cost $50,000 and $79,409, respectively) (c)(e)(g)	7.875%	07/15/2020	132,188
500,000	Freescale Semiconductor, Inc.(Acquired 4/7/2010 – 9/9/2010, Aggregate Cost $498,739) (c)(e)(g)	9.250%	04/15/2018	549,999
375,000	Freescale Semiconductor, Inc.(Acquired 9/22/2010 – 10/5/2010, Aggregate Cost $375,544) (c)(e)(g)	10.750%	08/01/2020	408,750
500,000	GXS Worldwide Inc.	9.750%	06/15/2015	493,749
350,000	Interactive Data Corp. (Acquired 7/20/2010 – 9/9/2010, Aggregate Cost $358,008) (c)(e)(g)	10.250%	08/01/2018	383,250
325,000	Kemet Corp.(Acquired 4/21/2010 – 10/25/2010, Aggregate Cost $328,322) (c)(e)(g)	10.500%	05/01/2018	349,375
325,000	Lender Processing Services, Callable 7/1/2011	8.125%	07/01/2016	333,125
450,000	Magnachip Semiconductor S.A., Callable 4/15/2014 (b)	10.500%	04/15/2018	474,749

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date	Value

TECHNOLOGY, Continued
$250,000	Seagate HDD Cayman (Acquired 12/8/2010, Cost $250,000), Callable 12/15/2014 (b)(c)(e)(g)	7.750%	12/15/2018	$253,125
375,000	Seagate Technology HDD Holdings (b)	6.800%	10/01/2016	376,875
50,000	Seagate Technology HDD Holdings (Acquired 4/29/2010, Cost $50,000) (b)(c)(e)(g)	6.875%	05/01/2020	47,750
425,000	Serena Software, Inc.	10.375%	03/15/2016	434,563
475,000	Sitel LLC/ Sitel Finance Corp. (Acquired 3/15/2010 and 8/3/2010, Cost $390,509 and $58,321, respectively), Callable 4/1/2014 (c)(e)(g)	11.500%	04/01/2018	391,875
350,000	Spansion LLC (Acquired 11/4/2010 – 12/6/2010, Aggregate Cost $348,750), Callable 11/15/2013 (c)(e)(g)	7.875%	11/15/2017	346,500
127,000	SS&C Technologies Inc.	11.750%	12/01/2013	131,128
400,000	Stream Global Services Inc.	11.250%	10/01/2014	403,000
135,000	Sungard Data Systems Inc.(Acquired 11/1/2010, Cost $135,000), Callable 11/15/2013 (c)(e)(g)	7.375%	11/15/2018	135,675
165,000	Sungard Data Systems Inc.(Acquired 11/1/2010, Cost $165,000), Callable 11/15/2015 (c)(e)(g)	7.625%	11/15/2020	167,063
600,000	Sungard Data Systems Inc.	10.250%	08/15/2015	630,749
500,000	Sungard Data Systems Inc.	10.625%	05/15/2015	551,249
330,000	Syniverse Holdings, Inc.(Acquired 12/16/2010 and 12/21/2010, Cost $130,000 and $204,995, respectively), Callable 1/15/2015 (c)(e)(g)	9.125%	01/15/2019	340,725
400,000	Terremark Worldwide Inc.	12.000%	06/15/2017	458,000
150,000	Trans Union LLC (Acquired 6/10/2010 and 7/7/2010, Cost $75,000 and $78,614, respectively), Callable 6/15/2014 (c)(e)(g)	11.375%	06/15/2018	171,000
225,000	Viasystems, Inc.(Acquired 11/10/2009 and 7/14/2010, Cost $169,704 and $54,128) (c)(e)(g)	12.000%	01/15/2015	251,438

				11,000,370

TELECOMMUNICATIONS: 0.5%
50,000	Global Crossing Ltd.(Acquired 11/10/2010, Cost $50,000), Callable 11/15/2014 (b)(c)(e)(g)	9.000%	11/15/2019	49,500
30,000	Integra Telecom (Acquired 4/9/2010, Cost $30,000), Callable 4/15/2013 (c)(e)(g)	10.750%	04/15/2016	31,050
200,000	Intelsat Bermuda Ltd., Callable 2/15/2013 (b)	11.250%	02/04/2017	218,000
169,336	Intelsat Bermuda Ltd., Callable 2/15/2013 (b)	11.500%	02/04/2017	187,116
500,000	Level 3 Financing Inc.	9.250%	11/01/2014	496,250
160,000	Level 3 Financing Inc.(Acquired 1/5/2010, Cost $156,916) (c)(e)(g)	10.000%	02/01/2018	153,600
120,000	Paetec Holding Corp.(Acquired 11/19/2010, Cost $116,036), Callable 12/1/2014 (c)(e)(g)	9.875%	12/01/2018	123,300

				1,258,816

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date	Value
TRANSPORTATION: 0.8%
$350,000	Avis Budget Car Rental LLC (Acquired 10/7/2010 – 11/15/2010, Aggregate Cost $351,535), Callable 10/15/2014 (c)(e)(g)	8.250%	01/15/2019	$353,500
400,000	Avis Budget Car Rental LLC	9.625%	03/15/2018	430,999
425,000	CEVA Group Plc (Acquired 9/30/2009 and 10/30/2009, Cost $268,059, and $154,633, respectively) (b)(c)(e)(g)	11.625%	10/01/2016	466,438
200,000	Hertz Corp.(Acquired 12/6/2010, Cost $200,000), Callable 1/15/2016 (c)(e)(g)	7.375%	01/15/2021	202,000
175,000	Hertz Corp.(Acquired 9/16/2010, Cost $175,000) (c)(e)(g)	7.500%	10/15/2018	181,563
325,000	Hertz Corp.	8.875%	01/01/2014	332,313
200,000	Hertz Corp.	10.500%	01/01/2016	211,000

				2,177,813

UTILITY - ELECTRIC: 1.1%
810,000	Calpine Corp.(Acquired 10/18/2010, Cost $810,000), Callable 11/1/2015 (c)(e)(g)	7.500%	02/15/2021	797,850
450,000	Dynegy Holdings, Inc.	7.750%	06/01/2019	300,375
100,000	Edison Mission Energy	7.750%	06/15/2016	86,000
225,000	Energy Future Intermediate Holding Co. LLC	10.000%	12/01/2020	232,036
650,000	NRG Energy Inc.	7.375%	02/01/2016	666,250
370,000	NRG Energy Inc.(Acquired 8/17/2010, Cost $370,000) (c)(e)(g)	8.250%	09/01/2020	379,250
525,000	Texas Competitive Electric Holdings Co. LLC	10.250%	11/01/2015	296,625

				2,758,386

UTILITY - NATURAL GAS: 1.7%
450,000	Amerigas Partners LP	7.250%	05/20/2015	462,375
550,000	Crosstex Energy/ Crosstex Energy Finance	8.875%	02/15/2018	589,188
450,000	Energy Transfer Equity LP	7.500%	10/15/2020	463,500
125,000	Ferrellgas LP (Acquired 11/9/2010, Cost $125,000), Callable 5/1/2016 (c)(e)(g)	6.500%	05/01/2021	121,875
350,000	Holly Energy Partners LP	6.250%	03/01/2015	346,500
100,000	Inergy LP (Acquired 9/13/2010, Cost $100,000) (c)(e)(g)	7.000%	10/01/2018	100,750
550,000	Inergy LP	8.750%	03/01/2015	585,750
45,000	MarkWest Energy Partners LP, Callable 11/1/2015	6.750%	11/01/2020	45,000
550,000	MarkWest Energy Partners LP	8.750%	04/15/2018	595,375
500,000	Niska Gas Storage (Acquired 2/26/2010 – 6/3/2010, Aggregate Cost $502,079) (c)(e)(g)	8.875%	03/15/2018	535,000
125,000	Regency Energy Partners LP, Callable 12/1/2014	6.875%	12/01/2018	126,563
350,000	Regency Energy Partners LP, Callable 6/1/2013	9.375%	06/01/2016	384,125

				4,356,001

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date	Value
WIRELESS COMMUNICATIONS: 3.1%
$75,000	Clearwire Communications/ Finance (Acquired 12/2/2010, Cost $78,848), Callable 12/1/2012 (b)(c)(e)(g)	12.000%	12/01/2015	$80,813
150,000	Clearwire Communications/ Finance (Acquired 12/2/2010, Cost $150,000), Callable 12/1/2014 (b)(c)(e)(g)	12.000%	12/01/2017	155,250
125,000	Digicel Group Ltd.(Acquired 11/23/2009 and 4/14/2010, Cost $49,312 and $75,533, respectively) (b)(c)(e)(f)(g)	8.250%	09/01/2017	128,125
475,000	Digicel Group Ltd.(Acquired 7/9/2009 – 7/24/2009, Aggregate Cost $419,726) (b)(c)(e)(f)(g)	8.875%	01/15/2015	479,750
450,000	Digicel Group Ltd.(Acquired 7/9/2009 – 1/5/2010, Aggregate Cost $475,852) (b)(c)(e)(f)(g)	12.000%	04/01/2014	523,125
200,000	MetroPCS Wireless, Inc., Callable 11/15/2015	6.625%	11/15/2020	190,500
400,000	MetroPCS Wireless, Inc.	7.875%	09/01/2018	415,000
725,000	Nextel Communications, Inc.	7.375%	08/01/2015	725,906
100,000	NII Capital Corp.(Acquired 12/9/2009, Cost $99,187) (c)(e)(g)	8.875%	12/15/2019	107,750
325,000	SBA Telecommunications Corp.	8.000%	08/15/2016	351,813
1,250,000	Sprint Capital Corp.	6.900%	05/01/2019	1,234,374
450,000	Sprint Nextel Corp.	8.375%	08/15/2017	482,625
400,000	Trilogy International LLC (Acquired 8/3/2010 – 11/18/2010, Aggregate Cost $386,151), Callable 8/15/2013 (c)(e)(g)	10.250%	08/15/2016	396,000
225,000	TW Telecom Holdings Inc.	8.000%	03/01/2018	239,063
300,000	Wind Acquisition Finance SA (Acquired 11/18/2010, Cost $297,969), Callable 11/15/2013 (b)(c)(e)(g)	7.250%	02/15/2018	305,250
1,100,000	Wind Acquisition Finance SA (Acquired 7/6/2009 and 7/28/2009, Cost $506,035 and $632,931, respectively), Callable 7/15/2013 (b)(c)(e)(g)	11.750%	07/15/2017	1,240,250
507,146	Wind Acquisition Finance SA (Acquired 12/10/2009 – 11/2/2010, Aggregate Cost $556,622), Callable 7/15/2013 (b)(c)(e)(g)	12.250%	07/15/2017	588,289
375,000	Windstream Corp., Callable 9/1/2014	8.125%	09/01/2018	393,750

				8,037,633

Total Corporate Bonds
(Cost $128,276,884)				136,646,098

LOANS (a): 42.3%
AEROSPACE: 0.7%
12,390	AM General Corporation	3.260%	09/30/2012	11,058
231,415	AM General Corporation	3.260%	09/30/2013	206,538
473,627	Dae Aviation Holdings, Inc.	4.230%	07/31/2014	464,746
525,137	Hawker Beechcraft Inc.	10.500%	03/26/2014	508,031

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date	Value
AEROSPACE, Continued
$474,861	Sequa Corp.	3.560%	12/03/2014	$457,647
280,000	Transdigm Inc.	5.000%	12/06/2016	282,512

				1,930,532

BROADCASTING: 1.6%
2,096,386	Clear Channel Communications, Inc.	3.650%	01/29/2016	1,814,236
173,025	CMP Susquehanna	2.310%	05/05/2013	155,452
402,355	Gray Television, Inc.	5.750%	12/31/2014	391,894
444,091	Sinclair Broadcasting Group	5.500%	10/29/2015	449,087
1,529,139	Umbrella Acquisition	4.510%	09/29/2014	1,452,927

				4,263,596

CABLE/WIRELESS VIDEO: 1.2%
69,640	Bragg Communications	2.790%	08/31/2014	68,160
555,000	Bresnan Communications, LLC	4.500%	12/14/2017	557,459
215,800	Cequel Communications, LLC	2.270%	11/05/2013	213,957
265,000	Charter Communications Operating, LLC	2.760%	07/28/2014	256,388
1,183,417	Charter Communications Operating, LLC	8.460%	03/06/2014	1,166,648
343,275	MCC Iowa	4.500%	10/23/2017	340,272
493,750	Mediacom LLC	5.500%	08/15/2019	491,745

				3,094,629

CHEMICALS: 1.3%
300,000	Chemtura Corp.	5.500%	08/16/2016	302,343
128,927	Hexion Specialty Chemicals, Inc.	0.190%	05/05/2013	122,253
238,580	Hexion Specialty Chemicals, Inc.	2.560%	05/05/2015	236,046
100,424	Hexion Specialty Chemicals, Inc.	4.060%	05/05/2015	99,358
320,399	Huntsman International LLC	1.790%	04/21/2014	314,793
115,368	Huntsman International LLC	2.520%	06/30/2016	114,090
276,509	Ineos Group Holdings Plc	9.500%	12/14/2013	284,113
284,603	Ineos Group Holdings Plc	10.000%	12/16/2014	293,853
236,857	MacDermid Holdings, LLC	2.260%	04/12/2014	225,113
329,175	Nalco Co.	4.500%	09/30/2017	331,891
100,000	OMNOVA Solutions Inc.	5.750%	04/25/2017	100,750
185,254	Solutia Inc.	4.500%	03/12/2017	186,128
164,588	Univar	6.250%	10/10/2014	163,404
553,613	Univar	6.250%	06/30/2017	553,612

				3,327,747

CONSUMER NON-DURABLES: 0.5%
240,290	Bausch & Lomb Inc.	3.550%	04/24/2015	239,358
825,000	NBTY Inc.	6.250%	09/22/2017	835,725
228,275	Revlon Consumer Products	6.000%	03/09/2015	228,942

				1,304,025

DIVERSIFIED MEDIA: 3.4%
297,750	Affinion Group Inc.	5.000%	04/19/2016	296,633
433,971	Carmike Cinemas Inc.	5.500%	01/27/2016	435,273
353,092	Catalina Marketing Corp.	3.010%	10/01/2014	350,444
1,291,925	Cengage Learning, Inc.	2.550%	07/03/2014	1,217,239
748,125	Getty Images, Inc.	5.250%	11/04/2016	753,736

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date	Value
DIVERSIFIED MEDIA, Continued
$517,218	Harland Clark Holdings	2.800%	06/30/2014	$467,596
1,010,462	IMG World Wide Inc. (f)	7.250%	06/11/2015	996,568
188,589	Lamar Media Corp.	4.250%	10/29/2016	189,826
456,550	Live Nation, Inc.	4.500%	11/06/2016	455,600
305,000	Metro-Goldwyn-Mayer, Inc.	6.500%	12/21/2016	301,188
541,764	Nielsen Finance LLC	4.010%	05/02/2016	540,858
303,475	Quad/Graphics	5.500%	04/15/2016	297,533
277,900	Regal Cinemas Corp.	3.800%	11/18/2016	278,992
1,865,000	Village Roadshow Films, Ltd. (f)	5.500%	05/27/2015	1,846,350
301,588	Weather Channel, Inc./ The	5.000%	09/14/2015	303,144

				8,730,980

ENERGY: 3.0%
615,000	Aventine Renewable Energy Holdings, Inc.	10.500%	12/20/2015	592,448
860,000	Big West Oil, LLC (d)	0.000%	03/31/2016	868,600
226,667	CGGVeritas (b)	5.500%	01/12/2014	226,809
1,111,500	CITGO Petroleum Corp.	8.000%	06/24/2015	1,147,857
208,950	EnergySolutions, LLC	6.250%	08/12/2016	211,040
1,703,438	MEG Energy Corp.	6.000%	04/03/2016	1,707,696
2,840,000	Obsidian Natural Gas Trust	7.000%	11/02/2016	2,868,399
138,386	Western Refining Inc.	9.750%	05/30/2014	140,808

				7,763,657

FINANCIALS: 2.7%
551,174	American Capital Holdings, Inc.	8.500%	03/31/2011	553,412
1,225,000	American General Finance Corp.	7.250%	04/20/2015	1,242,321
245,452	Asurion Corp.	3.270%	07/03/2014	233,609
505,000	Asurion Corp.	6.750%	03/31/2015	506,136
545,000	BNY ConvergEx Group, LLX (d)	0.000%	12/30/2016	547,044
265,000	BNY ConvergEx Group, LLX (d)	0.000%	12/30/2017	269,638
645,373	CIT Group, Inc.	6.250%	08/06/2015	658,203
575,000	CNO Financial Group	7.500%	09/30/2016	578,737
695,577	Delos Aircraft Inc.	7.000%	03/15/2016	707,054
395,000	Hub International Holdings	6.750%	06/12/2014	396,647
464,423	International Lease Finance Corp.	6.750%	03/15/2015	470,614
159,100	Nuveen Investments Inc.	3.300%	11/13/2014	151,742
185,900	Nuveen Investments Inc.	5.800%	05/13/2017	179,858
493,750	USI Holdings Corp.	7.000%	05/05/2014	489,430

				6,984,445

FOOD & DRUG: 0.8%
146,440	Dole Food Company Inc.	5.500%	02/23/2017	147,252
945,000	Dunkin Finance Corp.	5.750%	11/18/2017	955,764
695,000	Green Mountain Coffee Roasters, Inc	5.500%	11/23/2016	694,423
217,739	WM. Bolthouse Farms Inc.	5.750%	02/10/2016	219,509

				2,016,948

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date	Value
FOOD & TOBACCO: 0.9%
$245,000	Darling International Inc.	5.750%	12/17/2016	$246,838
347,294	Dean Foods Co.	1.810%	04/02/2014	329,349
361,044	DineEquity, Inc.	6.000%	10/19/2017	366,117
310,000	Earthbound Farm (d)	0.000%	12/29/2015	312,133
478,876	Michael Foods Inc.	6.750%	06/29/2016	484,465
385,000	Pierre Foods, Inc.	7.500%	09/29/2016	384,680
112,381	Pinnacle Foods Group Inc.	6.000%	04/02/2014	113,598

				2,237,180

FOREST PRODUCTS/CONTAINERS: 0.6%
101,841	Anchor Glass Container Corp.	6.000%	02/25/2016	102,017
299,250	Graham Packaging	6.000%	09/16/2016	302,805
340,000	Reynolds Consumer Products Holdings Inc.	6.250%	08/05/2015	340,255
360,000	Reynolds Consumer Products Holdings Inc.	6.500%	05/05/2016	363,870
368,150	Smurfit-Stone Container Corp.	6.750%	02/10/2016	373,539

				1,482,486

GAMING/LEISURE: 2.3%
125,000	Bombardier Recreational Products	2.770%	06/28/2013	117,813
738,551	Cedar Fair-Canada (b)	5.500%	12/15/2016	745,323
830,000	Clubcorp Club Operations	6.000%	11/23/2016	836,225
465,000	Harrahs Entertainment Inc.	3.290%	01/28/2015	419,546
405,553	Harrahs Entertainment Inc.	9.500%	10/01/2016	426,625
200,000	Las Vegas Sands (d)	0.000%	05/23/2014	194,072
667,822	Las Vegas Sands	3.030%	11/23/2016	640,922
391,908	MGM Mirage Inc.	7.000%	02/21/2014	370,992
202,531	MGM Mirage Inc.	7.000%	05/21/2014	191,722
300,000	Six Flags Inc.	5.500%	06/30/2016	302,343
1,113,750	Universal City Development Partners Ltd.	5.500%	10/29/2014	1,127,516
179,063	Venetian Macao Limited	4.800%	05/25/2012	178,819
310,004	Venetian Macao Limited	4.800%	05/25/2013	309,583

				5,861,501

HEALTH CARE: 3.7%
615,350	Ardent Health Services LLC	6.500%	09/14/2015	614,968
576,069	Biomet Inc.	3.300%	03/25/2015	573,839
124,492	Carestream Health Holdings, Inc.	2.260%	04/30/2013	121,831
480,740	Community Health Systems, Inc.	3.790%	01/25/2017	478,500
1,005,464	Community Health Systems, Inc.	3.800%	10/31/2016	979,825
400,000	ConvaTec Healthcare	5.750%	12/22/2016	403,500
341,380	CRC Health Corp.	2.550%	02/06/2013	331,139
495,000	DaVita Inc	4.500%	10/20/2016	498,945
178,875	Gentiva Health Services, Inc.	6.750%	08/12/2016	180,385
200,000	Golden Gate National Care	8.010%	10/09/2011	194,500
555,000	Grifols, Inc. (d)	0.000%	10/01/2016	560,444
555,000	Hanger Orthopedic Group, Inc.	5.250%	11/18/2016	558,641

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date	Value
HEALTH CARE, Continued
$32,694	Iasis Healthcare Corp.	0.200%	03/14/2014	$31,942
119,538	Iasis Healthcare Corp.	2.260%	03/14/2014	116,788
345,361	Iasis Healthcare Corp.	2.260%	03/14/2014	337,418
250,000	Iasis Healthcare Corp.	5.540%	06/14/2014	240,000
294,395	IM US Holdings, LLC	2.270%	06/26/2014	287,771
345,000	MedAssets, Inc	5.250%	11/15/2016	346,294
508,846	MultiPlan Inc.	6.500%	08/16/2017	513,299
980,000	Universal Health Services, Inc.	5.500%	07/28/2016	993,171
297,756	Vanguard Health Systems	5.000%	01/15/2016	298,935
152,191	Warner Chilcott (d)	0.000%	02/20/2016	153,498
244,743	Warner Chilcott	6.000%	10/14/2014	245,048
322,796	Warner Chilcott	6.250%	03/14/2015	324,814
63,585	Warner Chilcott	6.250%	04/30/2015	63,983

				9,449,478

HOUSING: 1.3%
665,000	Armstrong World Industries, Inc.	5.000%	05/22/2017	668,950
104,832	Building Materials Corp.	3.060%	02/22/2014	105,050
300,947	Capital Automotive LP (i)	5.000%	12/16/2011	296,674
745,086	Capital Automotive LP	5.000%	12/14/2012	740,615
354,113	CB Richard Ellis Services, Inc.	3.510%	11/08/2016	355,883
389,025	Goodman Global Group, Inc.	5.750%	10/28/2016	390,546
100,000	Goodman Global Group, Inc.	9.000%	10/28/2017	102,917
404,538	Realogy Corp.	3.290%	10/09/2013	379,696
199,485	Realogy Corp.	3.290%	10/10/2013	187,234
95,000	Realogy Corp.	13.500%	10/15/2017	103,729

				3,331,294

INFORMATION TECHNOLOGY: 5.9%
788,889	Airvana Network Solutions, Inc.	11.000%	08/30/2014	790,206
342,413	Aspect Software, Inc.	6.250%	05/07/2016	343,553
1,102,827	Avaya Inc.	3.060%	12/10/2014	1,045,204
371,250	Booz Allen Hamilton Inc.	6.000%	07/31/2015	372,798
345,000	Ceridian Corp.	3.270%	11/09/2014	328,036
332,017	Cinedigm Digital Funding I	5.250%	04/21/2016	327,867
1,000,000	Dupont Fabros Technology LP	5.750%	12/02/2014	1,000,000
394,013	Fidelity National Information Services, Inc.	5.250%	07/18/2016	398,441
555,000	Fifth Third Processing Solutions, LLC	5.500%	10/29/2016	558,929
1,126,479	First Data Corp.	3.010%	09/24/2014	1,040,585
960,114	Flextronics International Ltd.	2.510%	10/01/2012	949,717
345,000	Freescale Semiconductor, Inc. (d)	0.000%	12/01/2012	325,508
616,688	Freescale Semiconductor, Inc.	4.510%	12/01/2016	594,974
393,025	Interactive Data Corp.	6.750%	01/29/2017	397,234
555,000	Microsemi Corp.	5.000%	10/27/2017	558,236
895,500	MSCI, Inc.	4.750%	04/09/2016	900,542
2,078,109	NDS Group Plc	6.980%	02/03/2017	2,049,534

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date	Value
INFORMATION TECHNOLOGY, Continued
$234,169	Network Solutions LLC	2.520%	03/07/2014	$221,875
1,022,438	SAVVIS, Inc.	6.750%	08/02/2016	1,037,345
161,492	Sonicwall, Inc	8.250%	01/23/2016	162,299
39,063	Spansion LLC	6.500%	02/08/2015	39,527
485,219	SunGard Data Systems Inc.	2.010%	02/28/2014	472,395
200,000	Sunquest Information Systems (d)	0.000%	12/16/2016	199,500
726,350	Telcordia Technologies	6.750%	04/30/2016	725,137
333,325	Trans Union LLC	6.750%	06/15/2017	337,768

				15,177,210

MANUFACTURING: 0.8%
293,684	Alliance Laundry Systems, LLC	6.750%	09/23/2016	296,988
780,801	Allison Transmission, Inc.	3.020%	08/07/2014	763,562
179,713	Generac Power Systems Inc	2.790%	11/12/2013	177,331
141,591	Manitowoc Co.	8.000%	10/25/2014	143,220
299,250	United Components Inc.	6.250%	03/23/2017	302,243
333,104	Veyance Techologies	2.770%	07/31/2014	295,213

				1,978,557

MEDIA/TELECOM: 0.4%
376,435	Atlantic Broadband Finance, LLC	5.750%	11/23/2015	378,882
575,000	Cenveo Corp.	6.500%	12/15/2016	579,071
210,000	Citadel Broadcasting Corp.	4.250%	12/30/2016	210,657

				1,168,610

METALS/MINERALS: 1.1%
547,296	Bucyrus International, Inc.	4.250%	12/21/2015	548,249
304,201	Global Brass & Copper, Inc.	10.250%	08/13/2015	310,285
307,360	John Maneely Co.	3.540%	12/08/2013	301,213
1,575,000	Novelis Inc.	5.250%	12/28/2016	1,593,947

				2,753,694

RETAIL: 2.1%
344,737	Claire’s Stores Inc.	3.040%	05/29/2014	317,589
263,867	Collective Brands, Inc.,	3.030%	08/01/2014	263,208
185,122	Dollar General Corp.	3.090%	07/04/2014	184,889
110,980	Dollar General Corp.	3.230%	07/04/2014	111,057
555,000	Gymboree Corp.	5.500%	11/16/2017	557,514
665,000	Leslie’s Poolmart, Inc.	6.000%	11/30/2017	669,988
145,824	Michaels Stores, Inc.	2.560%	10/31/2013	141,759
489,928	Michaels Stores, Inc.	4.810%	07/31/2016	489,624
297,594	Neiman Marcus Group, Inc.	2.300%	04/06/2013	291,023
1,055,000	PETCO Animal Supplies Stores, Inc.	6.000%	11/23/2017	1,054,124
860,765	Pilot Travel Centers LLC	5.250%	11/24/2015	872,601
575,000	Sports Authority Inc.	7.500%	11/12/2017	574,281

				5,527,657

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date	Value
SERVICES: 0.9%
$269,740	Aquilex Holdings Corp.	5.500%	03/26/2016	$268,615
477,600	Corelogic Inc.	4.750%	04/09/2016	480,585
439,700	Dollar Thrifty Automotive Group, Inc.	2.760%	06/15/2013	433,764
490,000	Harbor Freight Tools USA, Inc. (d)	0.000%	12/22/2017	488,569
218,599	Sedgewick CMS Holdings, Inc.	5.500%	05/20/2016	219,283
238,800	Vertafore, Inc.	6.750%	07/29/2016	239,770
200,000	Vertafore, Inc.	8.550%	10/27/2017	201,626

				2,332,212

TELECOMMUNICATIONS: 2.6%
195,000	Alaska Communications System Holdings, Inc.	6.250%	10/15/2016	195,382
385,000	Consolidated Communications Inc.	2.770%	12/29/2014	367,175
547,250	Integra Telecom	9.250%	04/15/2015	554,545
166,268	Intelsat Corp.	2.790%	01/03/2014	165,852
166,217	Intelsat Corp.	2.790%	01/03/2014	165,801
166,217	Intelsat Corp.	2.790%	01/03/2014	165,801
2,500,000	Intelsat Jackson Holdings (d)	0.000%	03/17/2018	2,525,000
450,000	Intelsat Jackson Holdings	3.290%	02/01/2014	426,375
493,573	Intelsat Subsidiary Holding Co. Ltd.	2.790%	07/03/2013	490,611
1,000,000	Level 3 Communications	2.540%	03/13/2014	944,690
323,696	Telesat Holdings Inc.	3.350%	10/31/2014	322,078
455,000	Vonage Holdings Corp.	9.750%	12/09/2015	453,103

				6,776,413

TRANSPORTATION: 2.1%
136,970	Ford Motor Co.	3.020%	12/15/2013	136,660
506,445	HHI Holdings LLC	10.500%	03/30/2015	511,509
249,375	Metaldyne Corp. LLC	7.750%	10/28/2016	251,245
178,650	Ozburn-Hessey Holding Co., LLC	7.500%	04/15/2016	180,437
1,090,217	Pinafore, LLC	6.250%	09/21/2016	1,103,987
460,000	Remy International (d)	0.000%	12/17/2016	461,150
631,649	Sabre Holdings Corp.	2.290%	09/30/2014	576,380
620,000	Swift Transportation	6.750%	12/16/2016	621,841
373,125	Tenneco Inc.	5.050%	06/03/2016	376,233
360,522	TI Automotive Ltd.	9.500%	08/17/2016	363,226
185,000	Transtar Industries	6.250%	12/16/2016	186,850
173,496	Travelport	4.960%	08/23/2015	162,382
31,504	Travelport	5.020%	08/23/2015	29,486
430,000	United Airlines Inc.	2.310%	02/02/2014	414,503

				5,375,889

UTILITY: 1.7%
116,895	Calpine Corp.	3.150%	03/29/2014	116,647
500,000	FirstLight Power Resources, Inc.	4.500%	05/01/2014	463,335
553,613	GenOn Energy, Inc.	6.000%	09/20/2017	557,565
240,081	Kgen LLC	2.060%	02/01/2014	228,077
656,547	New Development Holdings, Inc.	7.000%	06/08/2017	666,862

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Principal Amount		Coupon Rate	Maturity Date	Value
UTILITY, Continued
$49,305	TPF Generation Holdings, LLC	0.200%	12/15/2011	$48,339
157,282	TPF Generation Holdings, LLC	0.200%	12/15/2013	154,202
359,800	TPF Generation Holdings, LLC	2.290%	12/15/2013	352,755
215,000	TPF Generation Holdings, LLC	4.540%	12/13/2014	196,323
2,226,442	TXU Energy Co. LLC	3.760%	10/10/2014	1,719,927

				4,504,032

WIRELESS COMMUNICATIONS: 0.7%
384,646	MetroPCS Wireless, Inc.	2.560%	11/03/2013	383,684
972,125	Skype Technologies	7.000%	02/22/2015	973,165
500,000	Syniverse Holdings, Inc. (d)	0.000%	12/21/2017	505,625

				1,862,474

Total Loans
(Cost $106,960,297)				109,235,246

Shares
PREFERRED STOCK—0.0%
Financials—0.0%
1,480	Citigroup Capital XII	39,161

TOTAL PREFERRED STOCK
(Cost $37,000)		39,161

SHORT TERM INVESTMENT: 5.7%
Money Market Investment: 5.7%
14,622,611	Fidelity Institutional Money Market Portfolio, 0.22% (h)	14,622,611

TOTAL SHORT TERM INVESTMENT
(Cost $14,622,611)		14,622,611

TOTAL INVESTMENTS
(Cost $249,896,792), 101.0%		260,543,116
LIABILITIES IN EXCESS OF OTHER ASSETS, (1.0)%		(2,606,075)

TOTAL NET ASSETS, 100.0%		$257,937,041

(a)	Variable Rate.
(b)	U.S. Dollar-denominated foreign security.
(c)	144A Security.
(d)	Non-income Producing.
(e)	Restricted.
(f)	Illiquid.
(g)	Private Placement.
(h)	7-Day Yield.
(i)	As of December 31, 2010 the Fund had an unfunded loan commitment of $20,568.

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Summary of Fair Value Exposure

The Portfolio has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The accompanying notes are an integral part of these financial statements.

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Summary of Fair Value Exposure

The following is a summary of the inputs used to value the Portfolio’s net assets as of December 31, 2010:

	Level 1	Level 2	Level 3	Total
Corporate Bonds
Aerospace/Defense	$—	$2,184,951	$—	$2,184,951
Automotive	—	6,071,268	—	6,071,268
Building Materials	—	1,781,425	—	1,781,425
Cable/Wireless Video	—	993,450	—	993,450
Chemicals	—	5,119,906	—	5,119,906
Construction Machinery	—	726,188	—	726,188
Consumer Products	—	6,517,747	—	6,517,747
Energy	—	8,156,401	—	8,156,401
Entertainment	—	2,332,625	—	2,332,625
Financial Institutions	—	10,046,691	—	10,046,691
Food & Beverage	—	4,944,680	—	4,944,680
Gaming	—	6,384,394	—	6,384,394
Health Care	—	11,300,867	—	11,300,867
Industrials	—	6,170,531	—	6,170,531
Lodging	—	130,935	—	130,935
Media - Cable	—	1,346,824	—	1,346,824
Media - Non-Cable	—	10,676,563	—	10,676,563
Metals & Mining	—	386,700	—	386,700
Packaging	—	5,264,530	—	5,264,530
Paper	—	3,012,541	—	3,012,541
Restaurants	—	2,757,862	—	2,757,862
Retailers	—	7,264,313	—	7,264,313
Services	—	3,485,687	—	3,485,687
Technology	—	11,000,370	—	11,000,370
Telecommunications	—	1,258,816	—	1,258,816
Transportation	—	2,177,813	—	2,177,813
Utility - Electric	—	2,758,386	—	2,758,386
Utility - Natural Gas	—	4,356,001	—	4,356,001
Wireless Communications	—	8,037,633	—	8,037,633

Total Corporate Bonds	—	136,646,098	—	136,646,098

ROCHDALE FIXED INCOME OPPORTUNITIES PORTFOLIO

SCHEDULE OF INVESTMENTS at December 31, 2010, Continued

Summary of Fair Value Exposure

	Level 1	Level 2	Level 3	Total
Loans
Aerospace	—	1,930,532	—	1,930,532
Broadcasting	—	4,263,596	—	4,263,596
Cable/Wireless Video	—	3,094,629	—	3,094,629
Chemicals	—	3,327,747	—	3,327,747
Consumer Non-Durables	—	1,304,025	—	1,304,025
Diversified Media	—	8,730,980	—	8,730,980
Energy	—	7,763,657	—	7,763,657
Financials	—	6,984,445	—	6,984,445
Food & Drug	—	2,016,948	—	2,016,948
Food & Tobacco	—	2,237,180	—	2,237,180
Forest Products/Containers	—	1,482,486	—	1,482,486
Gaming/Leisure	—	5,861,501	—	5,861,501
Health Care	—	9,449,478	—	9,449,478
Housing	—	3,331,294	—	3,331,294
Information Technology	—	15,177,210	—	15,177,210
Manufacturing	—	1,978,557	—	1,978,557
Media/Telecom		1,168,610		1,168,610
Metals/Minerals	—	2,753,694	—	2,753,694
Retail	—	5,527,657	—	5,527,657
Services	—	2,332,212	—	2,332,212
Telecommunications	—	6,776,413	—	6,776,413
Transportation	—	5,375,889	—	5,375,889
Utility	—	4,504,032	—	4,504,032
Wireless Communications	—	1,862,474	—	1,862,474

Total Loans	—	109,235,246	—	109,235,246

Preferred Stock
Financials	39,161	—	—	39,161

Total Preferred Stock	39,161	—	—	39,161

Short Term Investment	14,622,611	—	—	14,622,611

Total Investments in Securities	$14,661,772	$245,881,344	$—	$260,543,116

There were no significant transfers into or out of Level 1 and Level 2 fair value measurements during the reporting period, as compared to their classification from the prior annual report.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2010

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio

ASSETS
Investments in securities at cost	$29,755,042	$30,975,964	$41,531,685

Investments in securities at value**	$40,289,845	$39,367,195	$46,141,079
Cash	90	135	140
Receivables:
Fund shares sold	4,040	4,040	26,180
Dividends and interest	16,997	21,817	11,826
Prepaid expenses	5,730	5,875	4,880

Total assets	40,316,702	39,399,062	46,184,105

LIABILITIES
Payable upon return of securities loaned (Note 2)	5,420,931	5,461,343	14,937,186
Payables:
Custodian	5,967	6,038	14,285
Advisory fees	14,464	13,964	15,694
Service fees	4,339	4,189	3,919
Administration fees	6,248	6,162	5,818
Distribution fees	20,526	19,946	18,716
Accrued expenses	32,275	32,632	30,288

Total liabilities	5,504,750	5,544,274	15,025,906

NET ASSETS	$34,811,952	$33,854,788	$31,158,199

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	1,826,623	1,519,023	1,018,673

Net asset value per share	$19.06	$22.29	$30.59

Maximum offering price per share* (Net asset value divided by 94.25%)	$20.22	$23.65	$32.46

COMPONENTS OF NET ASSETS
Paid in capital	$35,941,213	$40,184,672	$34,038,882
Accumulated net realized loss on investments	(11,664,076)	(14,721,127)	(7,490,077)
Net unrealized appreciation on:
Investments	10,534,803	8,391,231	4,609,394
Foreign currency	12	12	—

Net assets	$34,811,952	$33,854,788	$31,158,199

*	Redemption price per share is equal to net asset value less any applicable sales charge.
**	Includes securities out on loan to brokers with a market value of $5,230,014, $5,246,470, $14,209,742, respectively.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2010

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Portfolio

ASSETS
Investments in securities at cost	$33,850,127	$62,874,284	$79,679,417	$249,896,792

Investments in securities at value**	$38,303,234	$73,381,419	$82,433,141	$260,543,116
Cash	105	—	94	266,242
Receivables:
Fund shares sold	26,180	35,095	69,929	877,363
Securities sold	—	—	295,685	5,304,771
Dividends and interest	4,970	186,608	976,787	3,129,020
Prepaid expenses	4,639	6,851	6,350	11,406

Total assets	38,339,128	73,609,973	83,781,986	270,131,918

LIABILITIES
Payable upon return of securities loaned (Note 2)	11,714,075	—	7,448,641	—
Payables:
Custodian	11,449	3,363	9,270	18,745
Fund shares redeemed	—	—	—	11,000
Securities purchased	—	2,701,789	250,449	11,746,046
Advisory fees	11,142	38,293	49,323	107,042
Service fees	3,343	8,837	9,546	32,112
Administration fees	5,831	12,678	15,171	38,662
Distribution fees	16,048	43,034	47,475	154,372
Accrued expenses	29,098	40,099	48,589	86,898

Total liabilities	11,790,986	2,848,093	7,878,464	12,194,877

NET ASSETS	$26,548,142	$70,761,880	$75,903,522	$257,937,041

Number of shares, $0.01 par value, issued and outstanding (unlimited number of shares authorized)	763,328	2,647,030	2,931,709	9,435,565

Net asset value per share	$34.78	$26.73	$25.89	$27.34

Maximum offering price per share* (Net asset value divided by 94.25%)	$36.90	$28.36	$27.47	$29.01

COMPONENTS OF NET ASSETS
Paid in capital	$31,624,990	$70,108,319	$76,710,957	$245,487,150
Undistributed net investment income	—	603,476	168,666	253,606
Accumulated net realized gain (loss) on investments	(9,529,955)	(10,457,109)	(3,729,825)	1,549,961
Net unrealized appreciation on:
Investments	4,453,107	10,507,135	2,753,724	10,646,324
Foreign currency	—	59	—	—

Net assets	$26,548,142	$70,761,880	$75,903,522	$257,937,041

*	Redemption price per share is equal to net asset value less any applicable sales charge.
**	Includes securities out on loan to brokers with a market value of $11,114,055, $0, $7,295,055 and $0, respectively.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2010

	Large Growth Portfolio	Large Value Portfolio		Mid/Small Growth Portfolio

INVESTMENT INCOME
Income
Dividends	$285,598 (1)	$349,567	(1)	$140,208	(1)
Interest	5	10		8
Income from securities lending	8,459	7,148		41,688

Total income	294,062	356,725		181,904

Expenses
Advisory fees	155,479	152,726		135,717
12b-1 fees (Note 3)	77,739	76,363		67,858
Service fees	46,644	45,818		40,715
Fund accounting fees	22,300	21,700		21,546
Administration fees	30,654	30,053		27,317
Transfer agent fees	20,806	21,168		21,756
Registration expense	17,370	18,041		17,424
Audit fees	13,840	13,740		13,790
Custody fees	6,084	5,974		5,323
Legal fees	4,898	4,767		3,888
Reports to shareholders	4,150	4,159		3,530
Trustee fees	3,045	2,920		2,425
Insurance expense	1,885	1,785		1,370
Miscellaneous	1,135	1,135		1,145

Total expenses	406,029	400,349		363,804
Add: expenses recouped by Advisor (Note 3)	—	—		2,631
Add: interest expenses (Note 6)	269	81		319

Net expenses	406,298	400,430		366,754

Net investment loss	(112,236)	(43,705)		(184,850)

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	2,299,828	1,217,453		3,844,264
Foreign currency transactions	(8)	—		—
Change in net unrealized appreciation/depreciation on:
Investments	4,132,954	4,804,849		2,209,267
Foreign currency translations	7	12		—

Net realized and unrealized gain on investments and foreign currency	6,432,781	6,022,314		6,053,531

Net increase in net assets resulting from operations	$6,320,545	$5,978,609		$5,868,681

(1)	Net of foreign tax withheld of $2,968 for Large Growth Portfolio, $5,777 for Large Value Portfolio and $1,120 for Mid/Small Growth Portfolio.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2010

	Mid/Small Value Portfolio		Dividend & Income Portfolio		Intermediate Fixed Income Portfolio

INVESTMENT INCOME
Income
Dividends	$190,520	(1)	$2,941,889	(1)	$54,922
Interest	11		2,771		3,497,616
Income from securities lending	28,658		—		4,007

Total income	219,189		2,944,660		3,556,545

Expenses
Advisory fees	121,637		412,458		287,898
12b-1 fees (Note 3)	60,819		158,638		179,936
Service fees	36,491		95,183		107,962
Fund accounting fees	22,007		27,271		54,768
Administration fees	24,643		60,429		70,667
Transfer agent fees	21,440		25,806		22,171
Registration expense	17,147		18,869		23,199
Audit fees	13,890		13,790		14,390
Custody fees	4,868		19,362		14,925
Legal fees	3,353		8,220		9,212
Reports to shareholders	3,256		8,721		8,916
Trustee fees	2,251		5,990		6,972
Insurance expense	1,320		3,440		4,215
Miscellaneous	1,095		1,285		1,426

Total expenses	334,217		859,462		806,657
Add: expenses recouped by Advisor (Note 3)	—		—		21,049
Add: interest expenses (Note 6)	229		281		240

Net expenses	334,446		859,743		827,946

Net investment income (loss)	(115,257)		2,084,917		2,728,599

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	2,090,047		(1,300,369)		431,996
Foreign currency transactions	—		524		—
Change in net unrealized appreciation/depreciation on:
Investments	1,818,830		9,608,771		1,647,066
Foreign currency translations	—		84		—

Net realized and unrealized gain on investments and foreign currency	3,908,877		8,309,010		2,079,062

Net increase in net assets resulting from operations	$3,793,620		$10,393,927		$4,807,661

(1)	Net of foreign tax withheld $1,830 for Mid/Small Value and $25,009 for Dividend & Income Portfolio.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF OPERATIONS For the Year Ended December 31, 2010

Fixed Income Opportunities Portfolio

INVESTMENT INCOME
Income
Dividends	$2,472
Interest	16,280,461

Total income	16,282,933

Expenses
Advisory fees	1,046,187
12b-1 fees (Note 3)	523,093
Service fees	313,856
Fund accounting fees	108,331
Administration fees	202,411
Transfer agent fees	39,588
Registration expense	43,964
Audit fees	26,160
Custody fees	91,265
Legal fees	23,618
Reports to shareholders	25,776
Trustee fees	17,185
Insurance expense	8,252
Miscellaneous	1,585

Total expenses	2,471,271

Net investment income	13,811,662

REALIZED AND UNREALIZED GAIN FROM INVESTMENTS:
Net realized gain on
Investments	3,921,049
Change in net unrealized appreciation/depreciation on
Investments	4,757,450

Net realized and unrealized gain on investments	8,678,499

Net increase in net assets resulting from operations	$22,490,161

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Large Growth Portfolio		Large Value Portfolio
	Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2010	Year Ended 12/31/2009

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$(112,236)	$37,241	$(43,705)	$157,183
Net realized gain (loss) on:
Investments	2,299,828	(4,705,855)	1,217,453	(6,577,976)
Foreign currency	(8)	124	—	134
Change in net unrealized appreciation/ depreciation on investments and foreign currency transactions	4,132,961	10,322,331	4,804,861	8,883,431

Net increase in net assets resulting from operations	6,320,545	5,653,841	5,978,609	2,462,772

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(42,067)	(157,291)	(182,472)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	4,226,240	8,905,276	5,119,784	9,021,993
Proceeds from reinvestment of distribution	—	40,587	152,888	177,257
Cost of shares redeemed	(6,762,642)	(12,554,495)	(6,489,975)	(11,120,138)
Redemption fees	701	2,214	1,034	3,921

Net decrease in net assets resulting from share transactions	(2,535,701)	(3,606,418)	(1,216,269)	(1,916,967)

Total increase in net assets	3,784,844	2,005,356	4,605,049	363,333

NET ASSETS
Beginning of year	31,027,108	29,021,752	29,249,739	28,886,406

End of year	$34,811,952	$31,027,108	$33,854,788	$29,249,739

Undistributed net investment income	$—	$—	$—	$157,291

CHANGE IN SHARES
Shares sold	256,357	666,791	258,644	555,741
Shares issued on reinvestment of distribution	—	2,637	6,997	9,780
Shares redeemed	(412,535)	(985,983)	(331,450)	(695,714)

Net decrease	(156,178)	(296,555)	(65,809)	(130,193)

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Mid/Small Growth Portfolio		Mid/Small Value Portfolio
	Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2010	Year Ended 12/31/2009

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(184,850)	$(143,623)	$(115,257)	$(34,475)
Net realized gain (loss) on
Investments	3,844,264	(3,124,953)	2,090,047	(3,144,767)
Change in net unrealized appreciation/ depreciation on investments	2,209,267	6,468,621	1,818,830	5,833,302

Net increase in net assets resulting from operations	5,868,681	3,200,045	3,793,620	2,654,060

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	—	(34,032)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,383,053	12,698,433	5,800,202	11,306,116
Proceeds from reinvestment of distribution	—	—	—	33,204
Cost of shares redeemed	(7,084,645)	(11,335,591)	(6,694,141)	(10,549,418)
Redemption fees	562	1,813	832	2,539

Net increase (decrease) in net assets resulting from share transactions	(701,030)	1,364,655	(893,107)	792,441

Total increase in net assets	5,167,651	4,564,700	2,900,513	3,412,469

NET ASSETS
Beginning of year	25,990,548	21,425,848	23,647,629	20,235,160

End of year	$31,158,199	$25,990,548	$26,548,142	$23,647,629

Undistributed net investment income	$—	$—	$—	$—

CHANGE IN SHARES
Shares sold	244,313	554,125	186,978	407,310
Shares issued on reinvestment of distribution	—	—	—	1,131
Shares redeemed	(270,729)	(531,926)	(214,286)	(411,691)

Net increase (decrease)	(26,416)	22,199	(27,308)	(3,250)

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Dividend & Income Portfolio		Intermediate Fixed Income Portfolio
	Year Ended 12/31/2010	Year Ended 12/31/2009	Year Ended 12/31/2010	Year Ended 12/31/2009

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$2,084,917	$2,158,132	$2,728,599	$2,293,856
Net realized gain (loss) on:
Investments	(1,300,369)	(5,030,236)	431,996	(2,116,452)
Foreign currency	524	396	—	(85)
Change in net unrealized appreciation/ depreciation on investments and foreign currency transactions	9,608,855	11,797,186	1,647,066	3,107,741

Net increase in net assets resulting from operations	10,393,927	8,925,478	4,807,661	3,285,060

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,084,679)	(2,093,187)	(2,731,472)	(2,283,429)
From paid in capital	(580,319)	(317,402)	—	—

Total distributions to shareholders	(2,664,998)	(2,410,589)	(2,731,472)	(2,283,429)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	14,723,841	19,367,677	35,111,167	30,145,176
Proceeds from reinvestment of distribution	2,448,117	2,210,582	2,512,440	2,148,896
Cost of shares redeemed	(13,248,993)	(21,299,688)	(25,433,748)	(24,106,170)
Redemption fees	3,267	5,750	10,377	3,786

Net increase in net assets resulting from share transactions	3,926,232	284,321	12,200,236	8,191,688

Total increase in net assets	11,655,161	6,799,210	14,276,425	9,193,319

NET ASSETS
Beginning of year	59,106,719	52,307,509	61,627,097	52,433,778

End of year	$70,761,880	$59,106,719	$75,903,522	$61,627,097

Undistributed net investment income	$603,476	$667,844	$168,666	$172,132

CHANGE IN SHARES
Shares sold	591,364	922,686	1,361,710	1,218,193
Shares issued on reinvestment of distribution	97,482	106,747	97,569	87,260
Shares redeemed	(534,420)	(1,043,214)	(982,000)	(975,829)

Net increase (decrease)	154,426	(13,781)	477,279	329,624

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Fixed Income Opportunities Portfolio
	Year Ended 12/31/2010	July 1, 2009(1) through 12/31/2009

INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$13,811,662	$3,520,529
Net realized gain on
Investments	3,921,049	648,259
Change in net unrealized appreciation/ depreciation on investments	4,757,450	5,888,874

Net increase in net assets resulting from operations	22,490,161	10,057,662

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(14,187,056)	(2,891,529)
From net realized gain	(2,626,309)	(393,038)

Total distributions to shareholders	(16,813,365)	(3,284,567)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	98,330,046	159,247,501
Proceeds from reinvestment of distribution	14,980,094	2,909,922
Cost of shares redeemed	(27,217,503)	(2,772,594)
Redemption fees	5,883	3,801

Net increase in net assets resulting from share transactions	86,098,520	159,388,630

Total increase in net assets	91,775,316	166,161,725

NET ASSETS
Beginning of year	166,161,725	—

End of year	$257,937,041	$166,161,725

Undistributed net investment income	$253,606	$629,000

CHANGE IN SHARES
Shares sold	3,629,364	6,251,167
Shares issued on reinvestment of distribution	556,428	110,803
Shares redeemed	(1,006,240)	(105,957)

Net increase	3,179,552	6,256,013

(1)	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Large Growth Portfolio
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06

Net asset value, beginning of period	$15.65		$12.73		$20.65	$19.46	$17.76

Income from investment operations:
Net investment income (loss)	(0.06	)(1)	0.02		0.05	0.01	(0.01	)(1)
Net realized and unrealized gain (loss) on investments	3.47		2.92		(7.92)	1.62	1.71

Total from investment operations	3.41		2.94		(7.87)	1.63	1.70

Less distributions:
From net investment income	—		(0.02)		(0.05)	(0.01)	(0.00	)(2)
From net realized gain	—		—		—	(0.43)	—

Total distributions	—		(0.02)		(0.05)	(0.44)	(0.00	)(2)

Net asset value, end of period	$19.06		$15.65		$12.73	$20.65	$19.46

Total return	21.79%		23.11%		(38.09)%	8.38%	9.59%

Ratios/supplemental data:
Net assets, end of period (millions)	$34.8		$31.0		$29.0	$53.9	$44.1

Portfolio turnover rate	48.44%		94.39%		40.48%	81.88%	87.06%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.31%		1.43%		1.31%	1.23%	1.22%
After fees waived and expenses absorbed/recouped	1.31%		1.41	%(3)	1.25%	1.24%	1.25%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed/recouped	(0.36)%		0.12%		0.21%	0.04%	(0.03)%
After fees waived and expenses absorbed/recouped	(0.36)%		0.14%		0.27%	0.05%	(0.06)%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Less than $0.01 per share.
(3)	Effective February 16, 2009, the expense cap was increased from 1.25% to 1.50%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Large Value Portfolio
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06

Net asset value, beginning of period	$18.46		$16.84		$28.99	$29.02	$26.55

Income from investment operations:
Net investment income (loss)	(0.02	)(1)	0.10		0.32	0.37	0.34
Net realized and unrealized gain (loss) on investments	3.95		1.63		(12.14)	0.59	4.68

Total from investment operations	3.93		1.73		(11.82)	0.96	5.02

Less distributions:
From net investment income	(0.10)		(0.11)		(0.22)	(0.37)	(0.38)
From net realized gain	—		—		(0.11)	(0.62)	(2.17)

Total distributions	(0.10)		(0.11)		(0.33)	(0.99)	(2.55)

Net asset value, end of period	$22.29		$18.46		$16.84	$28.99	$29.02

Total return	21.32%		10.31%		(40.77)%	3.34%	18.92%

Ratios/supplemental data:
Net assets, end of period (millions)	$33.9		$29.2		$28.9	$59.2	$55.0

Portfolio turnover rate	47.38%		95.28%		54.72%	20.23%	66.89%

Ratio of expenses to average net assets:
Before fees waived and expenses recouped	1.31%		1.45%		1.32%	1.20%	1.18%
After fees waived and expenses recouped	1.31%		1.44	%(2)	1.25%	1.20%	1.18%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses recouped	(0.14)%		0.59%		1.13%	1.23%	1.42%
After fees waived and expenses recouped	(0.14)%		0.60%		1.20%	1.23%	1.42%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Effective February 16, 2009, the expense cap was increased from 1.25% to 1.50%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Mid/Small Growth Portfolio
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07		Year Ended 12/31/06

Net asset value, beginning of period	$24.87		$20.95		$33.43		$35.11		$37.05

Income from investment operations:
Net investment loss	(0.18	)(2)	(0.14	)(2)	(0.13	)(2)	(0.21	)(2)	(0.18	)(1)
Net realized and unrealized gain (loss) on investments	5.90		4.06		(12.35)		2.97		1.26

Total from investment operations	5.72		3.92		(12.48)		2.76		1.08

Less distributions:
From net investment income	—		—		—		(4.43)		(3.02)
From paid in capital	—		—		—		(0.01)		—

Total distributions	—		—		—		(4.44)		(3.02)

Net asset value, end of period	$30.59		$24.87		$20.95		$33.43		$35.11

Total return	23.00%		18.71%		(37.33)%		8.00%		2.80%

Ratios/supplemental data:
Net assets, end of period (millions)	$31.2		$26.0		$21.4		$53.0		$46.8

Portfolio turnover rate	118.00%		58.05%		34.57%		121.40%		85.04%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.34%		1.54%		1.40	%(3)	1.23%		1.20%
After fees waived and expenses absorbed/recouped	1.35%		1.52	%(4)	1.36	%(3)	1.23%		1.20%

Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed/recouped	(0.67)%		(0.73)%		(0.44)%		(0.66)%		(0.48)%
After fees waived and expenses absorbed/recouped	(0.68)%		(0.71)%		(0.40)%		(0.66)%		(0.48)%

(1)	Net investment loss per share is calculated by dividing net investment loss by the average shares outstanding throughout the period.
(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	The expense ratio includes interest expense of 0.01%, which is not subject to the Portfolio’s expense cap.
(4)	Effective February 16, 2009, the expense cap was increased from 1.35% to 1.60%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Mid/Small Value Portfolio
	Year Ended 12/31/10		Year Ended 12/31/09		Year Ended 12/31/08		Year Ended 12/31/07	Year Ended 12/31/06

Net asset value, beginning of period	$29.91		$25.49		$41.91		$50.05	$45.50

Income from investment operations:
Net investment income (loss)	(0.15	)(1)	(0.05	)(1)	0.13		0.20	0.17
Net realized and unrealized gain (loss) on investments	5.02		4.51		(16.47)		(0.60)	5.86

Total from investment operations	4.87		4.46		(16.34)		(0.40)	6.03

Less distributions:
From net investment income	—		(0.04)		(0.08)		(0.20)	(0.20)
From net realized gain	—		—		—		(7.50)	(1.28)
From paid in capital	—		—		—		(0.04)	—

Total distributions	—		(0.04)		(0.08)		(7.74)	(1.48)

Net asset value, end of period	$34.78		$29.91		$25.49		$41.91	$50.05

Total return	16.28%		17.51%		(38.99)%		(0.79)%	13.23%

Ratios/supplemental data:
Net assets, end of period (millions)	$26.5		$23.6		$20.2		$51.6	$53.5

Portfolio turnover rate	118.56%		66.15%		25.19%		39.52%	34.47%

Ratio of expenses to average net assets:
Before fees waived and expenses recouped	1.37%		1.57%		1.42	%(3)	1.23%	1.19%
After fees waived and expenses recouped	1.37%		1.54	%(2)	1.37	%(3)	1.23%	1.19%

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses recouped	(0.47)%		(0.21)%		0.27%		0.37%	0.41%
After fees waived and expenses recouped	(0.47)%		(0.18)%		0.32%		0.37%	0.41%

(1)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Effective February 16, 2009, the expense cap was increased from 1.35% to 1.60%.
(3)	The expense ratio includes interest expense of 0.02%, which is not subject to the Portfolio’s expense cap.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Dividend & Income Portfolio
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06

Net asset value, beginning of period	$23.71	$20.87		$28.69	$29.72	$25.60

Income from investment operations:
Net investment income	0.82 (2)	0.90		0.93	1.51 (1)	1.33
Net realized and unrealized gain (loss) on investments	3.24	2.94		(7.73)	(0.91)	4.20

Total from investment operations	4.06	3.84		(6.80)	0.60	5.53

Less distributions:
From net investment income	(0.81)	(0.87)		(0.93)	(1.51)	(1.33)
From net realized gain	—	—		—	(0.06)	—
Return of capital	(0.23)	(0.13)		(0.09)	(0.07)	(0.08)

Total distributions	(1.04)	(1.00)		(1.02)	(1.64)	(1.41)

Paid in capital from redemption fees (Note 2)	0.00 (3)	0.00	(3)	0.00 (3)	0.01	0.00 (3)

Net asset value, end of period	$26.73	$23.71		$20.87	$28.69	$29.72

Total return	17.48%	19.21%		(24.31)%	1.91%	22.10%

Ratios/supplemental data:
Net assets, end of period (millions)	$70.8	$59.1		$52.3	$74.5	$65.7

Portfolio turnover rate	16.17%	15.69%		6.80%	12.73%	10.03%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed/recouped	1.35%	1.48%		1.39%	1.34%	1.31%
After fees waived and expenses absorbed/recouped	1.35%	1.47	%(4)	1.35%	1.35%	1.35%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed/recouped	3.29%	4.24%		3.93%	5.14%	5.04%
After fees waived and expenses absorbed/recouped	3.29%	4.25%		3.97%	5.13%	5.00%

(1)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(2)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(3)	Less than $0.01 per share.
(4)	Effective February 16, 2009, the expense cap was increased from 1.35% to 1.60%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Intermediate Fixed Income Portfolio
	Year Ended 12/31/10	Year Ended 12/31/09		Year Ended 12/31/08	Year Ended 12/31/07	Year Ended 12/31/06

Net asset value, beginning of period	$25.11	$24.68		$26.28	$26.14	$26.14

Income from investment operations:
Net investment income	0.95	0.95		1.26	1.17	1.13
Net realized and unrealized gain (loss) on investments	0.79	0.44		(1.60)	0.14	(0.13)

Total from investment operations	1.74	1.39		(0.34)	1.31	1.00

Less distributions:
From net investment income	(0.96)	(0.96)		(1.26)	(1.17)	(1.01)

Paid in capital from redemption fees (Note 2)	0.00 (1)	0.00	(1)	0.00 (1)	0.00 (1)	0.01

Net asset value, end of period	$25.89	$25.11		$24.68	$26.28	$26.14

Total return	7.01%	5.77%		(1.33)%	5.11%	3.96%

Ratios/supplemental data:
Net assets, end of period (millions)	$75.9	$61.6		$52.4	$56.0	$46.2

Portfolio turnover rate	52.39%	70.22%		47.41%	47.46%	42.19%

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.12%	1.22%		1.17%	1.14%	1.11%
After fees waived and expenses absorbed	1.15%	1.12	%(2)	0.90%	0.90%	0.90%

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	3.82%	3.89%		4.63%	4.37%	4.22%
After fees waived and expenses absorbed	3.79%	3.99%		4.90%	4.61%	4.43%

(1)	Less than $0.01 per share.
(2)	Effective February 16, 2009, the expense cap was increased from 0.90% to 1.15%.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each Period
	Fixed Income Opportunities Portfolio
	Year Ended 12/31/10	July 1, 2009(1) through 12/31/09

Net asset value, beginning of period	$26.56	$25.00

Income from investment operations:
Net investment income(2)	1.79	0.76
Net realized and unrealized gain on investments	1.07	1.38

Total from investment operations	2.86	2.14

Less distributions:
From net investment income	(1.79)	(0.52)
From net realized gain	(0.29)	(0.06)

Total distributions	(2.08)	(0.58)

Net asset value, end of period	$27.34	$26.56

Total return	11.10%	8.60	%(3)

Ratios/supplemental data:
Net assets, end of period (millions)	$257.9	$166.2

Portfolio turnover rate	61.60%	22.29	%(3)

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.18%	1.21	%(4)
After fees waived and expenses absorbed	1.18%	1.21	%(4)

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	6.60%	5.82	%(4)
After fees waived and expenses absorbed	6.60%	5.82	%(4)

(1)	Commencement of operations.
(2)	Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these financial statements.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2010

NOTE 1 – ORGANIZATION

The Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio and Rochdale Fixed Income Opportunities Portfolio (the “Portfolios”) are series of shares of beneficial interest of Rochdale Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Portfolios are diversified funds. Rochdale Investment Management LLC (the “Advisor”) is the Advisor to the Portfolios. Federated Global Investment Management Corp. and Seix Investment Advisors LLC (the “Sub-Advisors”) are the Sub-Advisors to the Fixed Income Opportunities Portfolio.

The Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, and Intermediate Fixed Income Portfolios commenced operations on December 31, 1999. The Rochdale Dividend & Income Portfolio commenced operations on June 1, 1999. The Fixed Income Opportunities Portfolio commenced operations on July 1, 2009.

The Rochdale Large Growth Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap growth.

The Rochdale Large Value Portfolio is a large-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of large U.S. companies with market capitalizations similar to those securities included in indices generally regarded as large-cap value.

The Rochdale Mid/Small Growth Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in growth-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap growth.

The Rochdale Mid/Small Value Portfolio is a mid- and small-cap domestic equity fund with the investment objective of long-term growth of capital. It seeks to achieve its objective by investing primarily in value-style equity securities of small and medium-size U.S. companies such as those securities included in indices generally regarded as small- and mid-cap value.

The Rochdale Dividend & Income Portfolio is a dividend-paying equity securities fund. Its investment objective is significant income and, as a secondary focus, long-term capital appreciation. It seeks income primarily from a diversified portfolio of income-generating securities, including dividend-paying equity and fixed income securities.

The Rochdale Intermediate Fixed Income Portfolio is a fixed income fund with the investment objective of current income. It seeks to achieve its objective by investing primarily in investment grade fixed-income obligations and intends to have an average portfolio maturity and duration between 3 to 10 years.

The Rochdale Fixed Income Opportunities Portfolio is a high yield corporate debt/bank loan portfolio with the investment objective of high current income. It seeks to generate a high level of income through investments in fixed income securities that generate yields and/or capital appreciation above that which is generally available from traditional fixed income investments.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.

Security Valuation. In valuing the Portfolios’ assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business

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NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

day as of which such values are being determined. If there has been no sale on such exchange on such day, the security is valued at closing bid price. Securities listed on the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). Readily marketable securities traded only in an over-the-counter market and not on NASDAQ are valued at the current or last bid price. If no bid is quoted on such day, the security is valued by such method as the Board of Trustees of the Trust shall determine in good faith to reflect the security’s fair value. All other assets of the Portfolios are valued in such manner as the Board of Trustees in good faith deems appropriate to reflect their fair value.

In September 2006, the Portfolios adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management has determined that these standards had no material impact on the Portfolio’s financial statements. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability.

In March 2008, accounting standards regarding disclosures about derivative instruments and hedging activity standards were issued and are effective for fiscal years beginning after November 15, 2008. These standards are intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. These standards do not have any impact on the Portfolios’ financial statement disclosures, except for the Dividend & Income Portfolio, because the Portfolios, except for the Dividend & Income Portfolio, have not maintained any positions in derivative instruments or engaged in hedging activities. The enhanced disclosure for derivatives used by the Dividend & Income Portfolio is found in Note 2H.

In May 2009, the FASB issued subsequent event standards. The Portfolios adopted these standards which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Trust has evaluated subsequent events after December 31, 2010 and determined that there were no events that would require adjustment to or additional disclosure in these financial statements.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements. Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. The Portfolios have disclosed the applicable requirements of this accounting standard in their financial statements.

B.

Share Valuation. Each Portfolio’s share price (net asset value) is determined as of the close of the regular session of trading on the NASDAQ (normally 4:00 p.m., eastern time). The net asset value per share of each Portfolio is calculated by dividing the sum of the value of the securities held by the Portfolio plus cash or other assets minus all liabilities (including estimated accrued expenses) by the total number of

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NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

shares outstanding of the Portfolio, rounded to the nearest cent. The offering and redemption price per share of each Portfolio is equal to a Portfolio’s net asset value per share. The Portfolios charge a redemption fee on shares redeemed or exchanged within 45 days of purchase. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. Each Portfolio will retain the fee charged as paid-in capital and such fees become part of the Portfolio’s daily net assets value (“NAV”) calculations.

C.	Federal Income Taxes. The Portfolios intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under current tax law, capital and currency losses realized after October 31 and prior to the Portfolios’ fiscal year end may be deferred as occurring on the first day of the following fiscal year. For the year ended December 31, 2010, the Portfolio indicated below has Post October losses:

Portfolio	Post October Loss
Large Cap Growth Portfolio	$1,577
Large Cap Value Portfolio	2,367
Dividend & Income Portfolio	1,102,980

The Dividend & Income Portfolio also had passive loss deferrals in the amount of $174,318.

For Federal income tax purposes, the Portfolios indicated below have capital loss carryforwards, which expire in the year indicated, as of December 31, 2010, which are available to offset future capital gains, if any:

	Capital losses expiring in:

Portfolio	2014	2015	2016	2017	2018	Total
Large Cap Growth Portfolio	$—	$—	$2,714,054	$8,948,445	—	$11,662,499
Large Cap Value Portfolio	—	—	3,653,346	11,065,414	—	14,718,760
Mid/Small Growth Portfolio	—	—	—	7,490,077	—	7,490,077
Mid/Small Value Portfolio	—	—	3,996,252	5,514,273	—	9,510,525
Dividend & Income Portfolio	—	—	1,513,139	6,396,837	1,455,054	9,365,030
Intermediate Fixed Income Portfolio	183,345	29,507	1,276,630	2,240,343	—	3,729,825

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “RIC Act”) was enacted. The RIC Act modernizes several of the federal income and excise tax provisions related to regulated investment companies (“RICs”). Under the RIC Act, new capital losses may be carried forward indefinitely, with the character of the original loss retained. The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests. The RIC Act exempts RICs from the preferential dividend rule and repealed the 60-day designation requirement for certain types of pay-through income and gains. In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31. Except for the simplification provisions related to RIC qualification, the RIC Act is effective for taxable years beginning after December 22, 2010. Management is currently evaluating the implications of the RIC Act and the impact on the Portfolios’ financial statements, if any, is currently being assessed.

Effective June 29, 2007, the Portfolios adopted accounting standards regarding recognition and measurement of tax positions taken on a tax return. These standards had no impact on the Portfolios’ net assets or results of operations. These standards require the Portfolios to analyze all open tax years, as

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NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Portfolios only relate to Federal tax years. As of December 31, 2010, open Federal tax years include the tax year ended December 31, 2007 through December 31, 2010.

D.	Security Transactions and Investment Income. Security transactions are accounted for on the date the security is purchased or sold (trade date). The cost of securities sold is determined under the identified cost method. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Purchase discounts and premiums on securities held by the Portfolios are accreted and amortized to maturity using the effective interest method.

E.	Foreign Currency. Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

F.	Forward Currency Contracts. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When a contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Portfolio could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

G.	Distributions to Shareholders. Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, net operating losses, passive foreign investment companies and post-October capital and currency losses.

The Dividend & Income Portfolio has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund has also made certain investments in partnerships which pay dividends to their shareholders based on available funds from operations. The Fund intends to include the gross dividends from such REITs and partnerships in its distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.

Option Writing. Each Portfolio may write (sell) covered call options and secured put options on securities and indices. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The number of option contracts written and the premiums received by the Dividend & Income Portfolio during the year ended December 31, 2010, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of year	—	$—
Options written	500	31,484
Options expired	—	—
Options closed	(500)	(31,484)

Options outstanding, end of year	—	$—

The Dividend & Income Portfolio did not hold any derivatives as of December 31, 2010. The following is a summary of the effect of derivative investments on the Statement of Operations for the year ended December 31, 2010:

Derivative Investment Type	Realized Gain (Loss) on Options	Location
Written Options-equity contracts	$31,484	Net realized gain (loss) from investments

Derivative Investment Type	Change in Unrealized Appreciation/ Depreciation on Options	Location
Written Options-equity contracts	$0	Change in net unrealized appreciation/depreciation on investments

I.	Loans of Portfolio Securities. Each Portfolio may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Portfolio to risks such as (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) a Portfolio may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with Portfolios’ custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. Each Portfolio will limit the amount of its loans of portfolio securities to no more than 50% of its total assets.

At December 31, 2010, each Portfolio loaned equity securities having a market value and received equity securities collateral for the loan as follows:

Portfolio	Market Value	Collateral
Rochdale Large Growth Portfolio	$5,230,014	$5,420,931
Rochdale Large Value Portfolio	5,246,470	5,461,343
Rochdale Mid/Small Growth Portfolio	14,209,742	14,937,186
Rochdale Mid/Small Value Portfolio	11,114,055	11,714,075
Rochdale Intermediate Fixed Income Portfolio	7,295,055	7,448,641

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NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

J.	Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

K.	Reclassification of Capital Accounts. Accounting Principles generally accepted in the United States of America require certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2010 permanent differences in book and tax accounting have been reclassified to undistributed net investment income/(loss), accumulated realized gain/(loss) on investment, and paid in capital as follows:

	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)	Paid in Capital
Rochdale Large Growth Portfolio	$112,236	$8	$(112,244)
Rochdale Large Value Portfolio	43,705	—	(43,705)
Rochdale Mid/Small Growth Portfolio	184,850	—	(184,850)
Rochdale Mid/Small Value Portfolio	115,257	—	(115,257)
Rochdale Dividend & Income Portfolio	(64,606)	41,472	23,134
Rochdale Intermediate Fixed Income Portfolio	(593)	648	(55)
Rochdale Fixed Income Opportunities Portfolio	—	—	—

L.	Securities Sold Short. To the extent the Portfolios engage in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Portfolios would incur a loss if the price of the security increases between the date of the short sale and the date on which the Portfolios replace the borrowed security. The Portfolios would realize a gain if the price of the security declines between those dates.

The Portfolios are required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Portfolios must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

M.	Indemnifications. Under the Trust’s organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred or that would be covered by other parties.

N.

High-Yield Bonds. The Fixed Income Opportunities Portfolio may invest in lower-rated corporate bonds (also known as “junk bonds”). The security selection process includes an analysis of the issuer’s financial condition, business and product strength, competitive position and management expertise. Below investment grade securities involve greater risk of defaults, downgrades, price declines and volatility than investment grade securities. Below investment grade securities may also be less liquid than higher quality securities. In addition, issuers of high yield securities may be more susceptible than other issuers to economic downturns. High yield securities are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

could substantially adversely affect the market value of the security. High yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell. Generally, the lower the rating of a debt security, the higher its credit risk.

O.	Floating Rate Loans and Related Instruments. These instruments – which include first and second lien senior floating rate loans and other floating rate debt securities – generally consist of loans made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates on these loans are most often floating, not fixed, and are tied to a benchmark lending rate (such as the London Interbank Offered Rate or “LIBOR”). Additionally, to the extent that the Fixed Income Opportunities Portfolio invests in senior loans to non-U.S. borrowers, the Portfolio may be subject to the risks associated with any foreign investments. The Portfolio may also acquire junior debt securities or securities with a lien on collateral lower than a senior claim on collateral. The risks associated with floating rate loans are similar to the risks of below investment grade securities. In addition, the value of the collateral securing the loan may decline, causing a loan to be substantially unsecured. Difficulty in selling a floating rate loan may result in a loss. The purchase and sale of bank loans are subject to the terms and conditions of the underlying credit agreements, which may substantially limit the number of purchasers that may be eligible to purchase such bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result of these limitations, the bank loans may have relatively less liquidity than other types of fixed income assets, and the Portfolio may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments. Borrowers may pay back principal before the schedule due date when interest rates decline, which may require the Portfolio to replace a particular loan with a lower-yielding security. There may be less extensive public information available with respect to loans than for rated, registered or exchange listed securities. The Portfolio may also acquire loan participations, by which the Portfolio has the right to receive payments of principal, interest and fees from an intermediary (typically a bank, financial institution or lending syndicate) that has a direct contractual relationship with a borrower. Absent a direct contractual relationship with the borrower, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Portfolio may not benefit directly from any collateral supporting the underlying loan. As a result, the Portfolio may be exposed to the credit risk of both the borrower and the intermediary offering the participation. The Portfolio may have difficulty disposing of loan participations as the market for such instruments is not highly liquid and may have limited or no right to vote on changes that may be made to the underlying loan agreement. Such investments may involve risks in addition to those noted above, for example, if a loan is foreclosed, the Portfolio could become part owner of any collateral and would bear the costs and liability associated with such ownership. The Portfolio’s purchases and sales of floating rate loans and related instruments often occur with delivery or payment dates beyond the normal settlement period. At the time the Portfolio enters into a commitment to purchase or sell such loans, the transaction is recorded at the value of the loan. When these transactions settle, the buyer compensates the seller an amount related to the income opportunity cost related to the delayed settlement. Certain risks may arise upon entering into delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

P.

Asset-Backed Securities. The Portfolios may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts, special purpose corporations or other entities. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

backed securities may be considered derivative instruments. Asset-backed securities may have prepayment risks, which is the risk that when interest rates are declining, issuers of fixed income securities held by the Portfolio may prepay principal earlier than scheduled. As a result, the Portfolio may have to reinvest these prepayments at then-prevailing lower rates, which may, in turn, reduce income. The Portfolio may participate in arrangements designed to provide qualified borrowers with a revolving line of credit. Commonly referred to as “revolvers,” these instruments effectively require that the lenders (including participating investors such as the Portfolios) can meet this continuing obligation. Under certain circumstances, participating investors may be required to segregate assets to ensure that such obligation is satisfied.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

The Advisor provides the Portfolios with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Trust. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% from the Dividend & Income Portfolio; 0.50% from the Large Growth, Large Value, Mid/Small Growth and Mid/Small Value Portfolios; 0.40% from the Intermediate Fixed Income Portfolio; and 0.50% from the Fixed Income Opportunities Portfolio, based upon the average daily net assets of each Portfolio. Federated Global Investment Management Corp. and Seix Investment Advisors LLC are the Sub-Advisors to the Fixed Income Opportunities Portfolio. As compensation for it services, the Sub-Advisors are entitled to a monthly fee at the annual rate of 0.40% paid by the Advisor.

The Advisor also furnishes the Portfolios with certain administrative services and the personnel associated with the provision of those services as well as personnel to serve as executive officers of the Trust. For these services, the Advisor is paid on a per Portfolio basis a fee based upon the average daily net assets of these Portfolios at the annual rate of 0.15% for the first $250 million in assets, 0.12% for the next $250 million, 0.10% for the next $500 million, and 0.08% for assets exceeding $1 billion.

The Portfolios are responsible for their own operating expenses. The Advisor has agreed to reduce fees payable to it by the Portfolios to the extent necessary to limit each Portfolio’s aggregate annual operating expenses to a maximum of 1.50%, 1.50%, 1.60%, 1.60%, 1.60%, 1.15% and 1.50% of average net assets for the Rochdale Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Dividend & Income, Intermediate Fixed Income and Fixed Income Opportunities Portfolios, respectively. Prior to February 16, 2009, the Advisor had contractually agreed to reduce its fees and/or pay expenses for each Portfolio’s Total Annual Fund Operating Expenses (excluding interest, taxes, and acquired fund fees and expenses) to 1.25%, 1.25%, 1.35%, 1.35%, 1.35% and 0.90% for the Large Growth, Large Value, Mid/Small Growth, Mid/Small Value, Dividend & Income and Intermediate Fixed Income Portfolios, respectively. Any reductions made by the Advisor in its fees or payments or reimbursement of expenses which are the Portfolios’ obligation may be subject to reimbursement to the Advisor within the following three years, provided the Portfolios are able to effect such reimbursement and remain in compliance with applicable limitations in effect at the time the expense or fee was reduced. For the year ended December 31, 2010, the Advisor has recouped expenses previously reimbursed of $2,631 for the Mid/Small Growth Portfolio and $21,049 for the Intermediate Fixed Income Portfolio.

At December 31, 2010, the cumulative amounts available for reimbursement that have been paid and/or waived by the Advisor on behalf of the Portfolios are as follows:

Portfolio	Unrecouped
Rochdale Large Growth Portfolio	$29,539
Rochdale Large Value Portfolio	34,019
Rochdale Mid/Small Growth Portfolio	12,310

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

Portfolio	Unrecouped
Rochdale Mid/Small Value Portfolio	23,649
Rochdale Dividend & Income Portfolio	33,673
Rochdale Intermediate Fixed Income Portfolio	183,468

At December 31, 2010, the Advisor may recapture a portion of the above amounts no later than the dates as stated below:

	December 31,
Portfolio	2011	2012
Rochdale Large Growth Portfolio	$25,384	$4,155
Rochdale Large Value Portfolio	31,485	2,534
Rochdale Mid/Small Growth Portfolio	8,969	3,341
Rochdale Mid/Small Value Portfolio	17,569	6,080
Rochdale Dividend & Income Portfolio	27,922	5,751
Rochdale Intermediate Fixed Income Portfolio	129,131	54,337

RIM Securities LLC, an affiliate of the Advisor, which serves as the distributor of the Trust’s shares has advised the Trust that it retained net selling commission for the year ended December 31, 2010 as follows:

Portfolio	Retained Net Selling Commission
Rochdale Large Growth Portfolio	$19
Rochdale Large Value Portfolio	18
Rochdale Mid/Small Growth Portfolio	1
Rochdale Mid/Small Value Portfolio	109
Rochdale Dividend & Income Portfolio	1,308
Rochdale Intermediate Fixed Income Portfolio	9
Rochdale Fixed Income Opportunities Portfolio	1,989

The Portfolios have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1. The Plan provides that the Portfolios may pay for distribution and related expenses up to an annual rate of 0.25% of each Portfolio’s average net assets to RIM Securities LLC. For the year ended December 31, 2010 the amounts paid to the Distributor were as follows:

Portfolio	Distribution Plan Expense
Rochdale Large Growth Portfolio	$77,739
Rochdale Large Value Portfolio	76,363
Rochdale Mid/Small Growth Portfolio	67,858
Rochdale Mid/Small Value Portfolio	60,819
Rochdale Dividend & Income Portfolio	158,638
Rochdale Intermediate Fixed Income Portfolio	179,936
Rochdale Fixed Income Opportunities Portfolio	523,093

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NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Trust’s Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Portfolios; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Portfolios’ custodian, transfer agent and accountants; coordinates the preparation and payment of Portfolio expenses and reviews the Portfolio’s expense accruals. For its services, the Administrator receives a monthly fee from each Portfolio at an annual rate of 0.10% for the first $200 million, 0.05% for the next $300 million and 0.03% thereafter of average net assets, with a minimum annual fee per fund of $22,500.

RIM Securities LLC also acts as the Portfolios’ principal underwriter in a continuous public offering of the Portfolios’ shares.

During the year ended December 31, 2010, RIM Securities LLC received $39 in brokerage fee commissions with respect to the Portfolios’ transactions, which constituted less than 1% of the Portfolios’ brokerage commissions during the period.

Portfolio	Commissions
Rochdale Large Growth Portfolio	$65,713
Rochdale Large Value Portfolio	57,911
Rochdale Mid/Small Growth Portfolio	159,590
Rochdale Mid/Small Value Portfolio	149,317
Rochdale Dividend & Income Portfolio	38,457

$470,988

Certain officers and trustees of the Trust are also officers and/or directors of the Advisor or Distributor.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and the proceeds from sales of securities, other than short-term investments and U.S. Government securities, for the year ended December 31, 2010 are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$14,817,058	$18,112,968
Rochdale Large Value Portfolio	14,180,125	16,472,689
Rochdale Mid/Small Growth Portfolio	31,594,146	33,225,745
Rochdale Mid/Small Value Portfolio	28,345,089	29,883,995
Rochdale Dividend & Income Portfolio	15,426,590	10,032,379
Rochdale Intermediate Fixed Income Portfolio	33,915,485	21,272,919
Rochdale Fixed Income Opportunities Portfolio	203,139,756	124,479,503

The cost of purchases and the proceeds from sales of U.S. Government securities, other than short-term investments, for the year ended December 31, 2010 are as follows:

Portfolio	Purchases	Sales
Rochdale Large Growth Portfolio	$—	$—
Rochdale Large Value Portfolio	—	—
Rochdale Mid/Small Growth Portfolio	—	—

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

Portfolio	Purchases	Sales
Rochdale Mid/Small Value Portfolio	—	—
Rochdale Dividend & Income Portfolio	—	—
Rochdale Intermediate Fixed Income Portfolio	13,708,220	15,007,075
Rochdale Fixed Income Opportunities Portfolio	—	—

NOTE 5 – TAX INFORMATION

As of December 31, 2010, the tax basis of the Portfolios’ components of distributable earnings/(deficit) were as follows:

	Large Growth Portfolio	Large Value Portfolio	Mid/Small Growth Portfolio
Cost of investments for tax purposes	$29,755,042	$30,975,964	$41,531,685

Gross tax unrealized appreciation	10,872,686	8,895,568	5,663,111
Gross tax unrealized depreciation	(337,883)	(504,337)	(1,053,717)

Net tax unrealized appreciation on investments*	10,534,803	8,391,231	4,609,394
Net tax unrealized appreciation on foreign currency	12	12	—
Undistributed ordinary income	—	—	—
Other accumulated losses	(11,664,076)	(14,721,127)	(7,490,077)

Total accumulated losses	$(1,129,261)	$(6,329,884)	$(2,880,683)

	Mid/Small Value Portfolio	Dividend & Income Portfolio	Intermediate Fixed Income Portfolio	Fixed Income Opportunities Portfolio
Cost of investments for tax purposes	$33,869,557	$62,085,589	$79,679,417	$249,902,926

Gross tax unrealized appreciation	5,290,998	15,307,133	3,156,257	11,231,029
Gross tax unrealized depreciation	(857,321)	(4,011,303)	(402,533)	(590,839)

Net tax unrealized appreciation on investments*	4,433,677	11,295,830	2,753,724	10,640,190
foreign currency	—	59	—	—
Undistributed ordinary income	—	—	168,666	573,429
Undistributed gains	—	—	—	1,236,272
Other accumulated losses	(9,510,525)	(10,642,328)	(3,729,825)	—

Total accumulated earnings/(losses)	$(5,076,848)	$653,561	$(807,435)	$12,449,891

*	The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of wash sales, partnership income and passive foreign investment companies.

ROCHDALE INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS at December 31, 2010, Continued

The tax composition of dividends for the year ended December 31, 2010 was as follows:

	Long-Term Capital Gains Total	Ordinary Income Total	Return of Capital Total
Large Value Portfolio	$—	$157,291	$—
Dividend & Income Portfolio	—	2,084,679	580,319
Intermediate Fixed Income Portfolio	—	2,731,472	—
Fixed Income Opportunities Portfolio	710,007	16,103,358	—

The tax composition of dividends for the year ended December 31, 2009 and since inception (July 1, 2009) through December 31, 2009 for the Fixed Income Opportunities Portfolio was as follows:

	Ordinary Income Total	Return of Capital Total
Large Growth Portfolio	$42,067	$—
Large Value Portfolio	182,472	—
Mid/Small Value Portfolio	34,032	—
Dividend & Income Portfolio	2,093,187	317,402
Intermediate Fixed Income Portfolio	2,283,429	—
Fixed Income Opportunities Portfolio	3,284,567	—

NOTE 6 – LINE OF CREDIT

Each of the Portfolios, except for the Fixed Income Opportunities Portfolio, has an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Portfolio were limited to either the lesser of 10% of the Portfolios’ net assets or an explicit amount on the LOC. Interest is charged to each Portfolio based on its borrowings at prime rate minus 0.50%.

Borrowing activity under the LOC for the year ended December 31, 2010, was as follows:

Portfolio	Maximum Amount of Line of Credit	Interest Expense	Average Rate	Average Borrowings	Maximum Amount Outstanding
Rochdale Large Growth Portfolio	$2,000,000	$269	2.75%	$68,061	$246,000
Rochdale Large Value Portfolio	2,000,000	81	2.75	54,067	293,000
Rochdale Mid/Small Growth Portfolio	2,000,000	319	2.75	65,920	329,600
Rochdale Mid/Small Value Portfolio	2,000,000	229	2.75	84,100	216,000
Rochdale Dividend & Income Portfolio	2,000,000	281	2.75	106,000	215,000
Rochdale Intermediate Fixed Income Portfolio	2,000,000	240	2.75	392,250	1,442,000

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees of

Rochdale Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio and Rochdale Fixed Income Opportunities Portfolio, each a series of shares of beneficial interest of Rochdale Investment Trust, as of December 31, 2010, with respect to the Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Dividend & Income Portfolio and Rochdale Intermediate Fixed Income Portfolio, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, with respect to the Rochdale Fixed Income Opportunities Portfolio, the statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from July 1, 2009 (commencement of operations) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (U.S.). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochdale Large Growth Portfolio, Rochdale Large Value Portfolio, Rochdale Mid/Small Growth Portfolio, Rochdale Mid/Small Value Portfolio, Rochdale Dividend & Income Portfolio, Rochdale Intermediate Fixed Income Portfolio and Rochdale Fixed Income Opportunities Portfolio as of December 31, 2010, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 28, 2011

ROCHDALE INVESTMENT TRUST

TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Trustees of the Trust, who were elected for an indefinite term by the initial shareholders of the Trust, are responsible for the overall management of the Trust, including, general supervision and review of the investment activities of the Portfolios. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day to day operations of the Trust and its separate series. The current Trustees and officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-866-209-1967.

Interested Trustees and Officers
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Carl Acebes 570 Lexington Avenue New York, NY 10022 Age: 64	Chairman and Trustee	Since 1998	Chairman and Chief Investment Officer of Rochdale Investment Management	7	*

Garrett R. D’Alessandro 570 Lexington Avenue New York, NY 10022 Age: 53	President	Since 1998	President, Chief Executive Officer and Director of Research of Rochdale Investment Management	N/A	N/A

Edmund Towers 570 Lexington Avenue New York, NY 10022 Age: 53	Treasurer	Since 2005	Chief Financial Officer, Rochdale Management LLC since July 2005; Chief Financial Officer, Daiwa Securities America Inc. December 1986 to June 2005	N/A	N/A

Kurt Hawkesworth 570 Lexington Avenue New York, NY 10022 Age: 39	Chief Compliance Officer and Secretary	Since 2004 Since 2010	Chief Operating Officer, General Counsel, Rochdale Investment Management	N/A	N/A

Independent Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Maxime C. Baretge 570 Lexington Avenue New York, NY 10022 Age: 70	Trustee	Since 1998	President, Chairman, Bay Distributors, Inc. (luxury goods distribution)	7	*

Jerry Roland 570 Lexington Avenue New York, NY 10022 Age: 74	Trustee	Since 2001	Retired; Previously was a Consultant, Credit Suisse-First Boston (securities and investment banking)	7	*

Thomas J. Volpe 570 Lexington Avenue New York, NY 10022 Age: 75	Trustee	Since 2004	Retired; Previously was a Consultant, Babcock & Brown, 2001 to 2009.	7	*

*	Rochdale Core Alternative Master Fund LLC; Rochdale Core Alternative Strategies Fund LLC; Rochdale Core Alternative Strategies Fund TEI LLC; Rochdale Structured Claims Fixed Income Fund LLC; Rochdale High Yield Advances Fund LLC; and Rochdale Alternative Total Return Fund LLC.

ROCHDALE INVESTMENT TRUST

ADDITIONAL INFORMATION (UNAUDITED)

Proxy Voting Policies and Procedures

You may obtain a description of the Portfolios’ proxy voting policies and procedures and information regarding how the Portfolios voted proxies related to portfolio securities, without charge, upon request by contacting the Portfolios directly at 1-800-245-9888; or on the EDGAR Database on the SEC’s website at www.sec.gov.

Quarterly Form N-Q Portfolio Schedule

Each Portfolio will file its complete portfolio schedule with the Securities and Exchange Commission (“SEC”) on Form N-Q at the end of the first and third fiscal quarters within sixty days of the end of the quarter to which it relates. The Portfolios’ Form N-Qs will be available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-202-942-8090.

ADDITIONAL TAX INFORMATION (UNAUDITED)

For the period ended December 31, 2010, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income is as follows:

Large Value Portfolio	100.00%
Dividend & Income Portfolio	100.00%
Intermediate Fixed Income Portfolio	0.00%
Fixed Income Opportunities Portfolio	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the period ended December 31, 2010 is as follows:

Large Value Portfolio	100.00%
Dividend & Income Portfolio	100.00%
Intermediate Fixed Income Portfolio	2.00%
Fixed Income Opportunities Portfolio	0.00%

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Advisor

Rochdale Investment Management LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Distributor

RIM Securities LLC

570 Lexington Avenue

New York, New York 10022-6837

(800) 245-9888

•

Custodian

U.S Bank, NA.

Custody Operations

1555 N. RiverCenter Dr., Suite 302

Milwaukee, WI 53212

(800) 485-8510

•

Transfer Agent

U.S. Bancorp Fund Services

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

(866) 209-1967

•

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Rochdale Investment Trust

570 Lexington Avenue

New York, NY 10022-6837

800-245-9888

www.rochdale.com

You can discuss your questions about the Portfolios, and request other information, including the Prospectus and Statement of Additional Information (SAI), free of charge, by calling the Portfolios at 800-245-9888 or visiting our Web site at www.rochdale.com. The Prospectus and SAI provide detailed information about the Portfolios.

You can review and copy information about the Portfolios, including the Portfolios’ Prospectus and SAI, at the Public Reference Room of the Securities and Exchange Commission, or get copies for a fee, by writing or calling the Public Reference Room of the Commission, Washington, DC 20549-0102 or (202) 551-8090. You may also send an e-mail to the publicinfo@sec.gov. You can obtain the same information free of charge from the Commission’s Internet Web site at http://www.sec.gov.

(Rochdale Investment Trust’s SEC

Investment Company Act File number

is 811-08685)

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. The Registrant has not made any amendments to its code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The Registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the Registrant at 1-866-209-1967.

Item 3. Audit Committee Financial Expert.

The Registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Thomas J. Volpe is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2010	FYE 12/31/2009
Audit Fees	$102,000	$100,500
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the Registrant, including services provided to any entity affiliated with the Registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were:

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	FYE 12/31/2010	FYE 12/31/2009
Audit Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2010	FYE 12/31/2009
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable

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Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rochdale Investment Trust

By (Signature and Title)	/s/ GARRETT R. D’ALESSANDRO
Garrett R. D’Alessandro, President

Date	3/7/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ GARRETT R. D’ALESSANDRO
Garrett R. D’Alessandro, President

Date	3/7/11

By (Signature and Title)	/s/ EDMUND TOWERS
Edmund Towers, Treasurer

Date	3/7/11